UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Alternative Asset Allocation VIP

Contents

3 Performance Summary

5 Management Summary

6 Portfolio Summary

7 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

9 Statements of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

16 Report of Independent Registered Public Accounting Firm

17 Information About Your Fund's Expenses

18 Tax Information

18 Proxy Voting

19 Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.65% and 1.95% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to 12/31/16
■ Deutsche Alternative Asset Allocation VIP — Class A ■ MSCI World Index ■ Bloomberg Barclays U.S. Aggregate Bond Index ■ Blended Index

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,530	$10,212	$11,310	$15,604
	Average annual total return	5.30%	0.70%	2.49%	5.78%
MSCI World Index	Growth of $10,000	$10,751	$11,184	$16,409	$24,680
	Average annual total return	7.51%	3.80%	10.41%	12.10%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,265	$10,937	$11,167	$13,713
	Average annual total return	2.65%	3.03%	2.23%	4.07%
Blended Index	Growth of $10,000	$10,618	$11,155	$14,729	$21,161
	Average annual total return	6.18%	3.71%	8.05%	9.93%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2016, which is based on the performance period of the life of the Fund.

Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,499	$10,130	$11,161	$14,068
	Average annual total return	4.99%	0.43%	2.22%	4.58%
MSCI World Index	Growth of $10,000	$10,751	$11,184	$16,409	$22,236
	Average annual total return	7.51%	3.80%	10.41%	11.05%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,265	$10,937	$11,167	$13,397
	Average annual total return	2.65%	3.03%	2.23%	3.91%
Blended Index	Growth of $10,000	$10,618	$11,155	$14,729	$18,760
	Average annual total return	6.18%	3.71%	8.05%	8.65%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2016, which is based on the performance period of the life of Class B.

Management Summary December 31, 2016 (Unaudited)

The Fund returned 5.30% (Class A shares, unadjusted for contract charges) during 2016, slightly behind the 6.18% gain of its blended benchmark.1

The backdrop was generally positive for the Fund in 2016, but its best performance occurred in the first half of the year. During that time, the sharp drop in global bond yields fueled a rally in rate-sensitive and income-producing assets, aiding the Fund’s allocations to real estate investment trusts (REITs) and global infrastructure stocks. In contrast, the second half brought an improvement in global growth and a corresponding rise in bond yields, which weighed heavily on both categories. Still, they combined for a net positive contribution to performance in 2016. As the year progressed, our effort to lessen the Fund’s interest-rate exposure led us to reduce our allocation to REITs and infrastructure stocks to 14.7% by the end of December, well off of the peak level of 29.0% reached in April.

SPDR Bloomberg Barclays Convertible Securities ETF, which benefited from both the stock market rally and the continued demand for assets with above-average yields, also made a healthy contribution to returns.2 We added further value from our allocation to commodities. Not only did the asset class perform very well after some weakness to start the year, but our underlying investment — Deutsche Enhanced Commodity Strategy Fund — outpaced the broader category. We continue to see commodities as a crucial component of alternative investing, in part due to their ability to offset the effects of inflation.

The Fund’s allocation to emerging-markets bonds, with includes Deutsche Enhanced Emerging Markets Fixed Income Fund and positions in two exchanged-traded funds invested in local-currency debt, generated a robust return. After starting the year on a down note, the emerging debt markets recovered strongly behind the improving outlook for global growth in general, and for China and Latin America in particular.

The other components of the fixed-income portfolio — floating-rate securities and global inflation-protected bonds — gained ground but finished behind the benchmark. Still, both provided ballast to the Fund during the instances of financial-market volatility that occurred throughout the course of the year. In addition, floating-rate debt benefited from the general strength in the bond market’s credit sectors.

Deutsche Diversified Market Neutral Fund and Deutsche Strategic Equity Long/Short Fund declined in value and failed to keep pace with the rally in the broader stock and fixed-income indices. The funds closed in November and August, respectively, and they were removed from the portfolio. We have not yet invested all of the proceeds of these sales, which is the reason for the Fund’s above-average cash weighting at year-end. We believe this patient strategy gives us greater flexibility to capitalize on potential market volatility in the months ahead.

We think the Fund’s current structure provides diversified exposure to the various factors that are influencing the global economy. While alternative assets, as a group, have underperformed traditional investments in recent years, we believe these market segments offer an increasingly compelling risk-and-return profile and a continued opportunity for investors to add diversification to their portfolios.

Pankaj Bhatnagar, PhD
Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index (30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio Summary (Unaudited)

Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/16	12/31/15

Real Asset	34%	41%
Deutsche Enhanced Commodity Strategy Fund	17%	12%
Deutsche Global Infrastructure Fund	11%	18%
Deutsche Global Real Estate Securities Fund	0%	3%
Deutsche Real Estate Securities Fund	6%	7%
Deutsche Real Estate Securities Income Fund	—	1%
Fixed Income — Nontraditional	39%	22%
Deutsche Enhanced Emerging Markets Fixed Income Fund	18%	13%
SPDR Bloomberg Barclays Convertible Securities ETF	12%	9%
VanEck Vectors JPMorgan EM Local Currency Bond ETF	7%	—
WisdomTree Emerging Markets Local Debt ETF	2%	—
Fixed Income — Real-Return	27%	23%
Deutsche Floating Rate Fund	11%	13%
Deutsche Global Inflation Fund	16%	10%
Absolute Return	—	14%
Deutsche Diversified Market Neutral Fund	—	13%
Deutsche Strategic Equity Long/Short Fund	—	1%
	100%	100%

* During the periods indicated, asset categories and investment strategies represented in the fund's portfolio fell into the following general themes; Real Asset, Fixed Income – Nontraditional, Fixed Income – Real Return and Absolute Return. Real asset investments have a tangible or physical aspect such as real estate or commodities. Fixed income – nontraditional investments seek to provide diversification but may not be held in traditional portfolios. Fixed income – real return investments seek to provide a measure of inflation protection. Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Mutual Funds 68.5%
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	1,593,611	18,836,483
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	2,262,362	20,632,739
Deutsche Floating Rate Fund "Institutional" (a)	1,490,211	12,592,284
Deutsche Global Inflation Fund "Institutional" (a)	1,853,428	18,478,680
Deutsche Global Infrastructure Fund "Institutional" (a)	906,967	12,207,777
Deutsche Global Real Estate Securities Fund "Institutional" (a)	49,271	422,249
Deutsche Real Estate Securities Fund "Institutional" (a)	330,542	6,637,281
Total Mutual Funds (Cost $94,200,355)		89,807,493

Equity — Exchange-Traded Fund 10.1%
SPDR Bloomberg Barclays Convertible Securities (Cost $12,629,614)	290,821	13,275,978
	Shares	Value ($)

Fixed Income — Exchange-Traded Funds 7.4%
VanEck Vectors JPMorgan EM Local Currency Bond	429,786	7,564,234
WisdomTree Emerging Markets Local Debt	61,430	2,197,351
Total Fixed Income — Exchange-Traded Funds (Cost $10,432,008)		9,761,585

Cash Equivalents 13.9%
Deutsche Central Cash Management Government Fund, 0.50% (a) (b) (Cost $18,239,998)	18,239,998	18,239,998

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $135,501,975)†	99.9	131,085,054
Other Assets and Liabilities, Net	0.1	106,691
Net Assets	100.0	131,191,745

† The cost for federal income tax purposes was $137,301,399. At December 31, 2016, net unrealized depreciation for all securities based on tax cost was $6,216,345. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,422,370 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,638,715.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$89,807,493	$ —	$ —	$89,807,493
Exchange-Traded Fund	23,037,563	—	—	23,037,563
Short-Term Investment	18,239,998	—	—	18,239,998
Total	$131,085,054	$ —	$ —	$131,085,054

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $112,440,353)	$108,047,491
Investments in non-affiliated Underlying Funds, at value (cost $23,061,622)	23,037,563
Total investments in securities, at value (cost $135,501,975)	131,085,054
Cash	2,142
Receivable for Fund shares sold	154,909
Dividends receivable	165,589
Interest receivable	6,874
Other assets	2,109
Total assets	131,416,677
Liabilities
Payable for Fund shares redeemed	76,744
Accrued management fee	14,183
Accrued Trustees' fees	2,123
Other accrued expenses and payables	131,882
Total liabilities	224,932
Net assets, at value	$131,191,745
Net Assets Consist of
Undistributed net investment income	3,070,645
Net unrealized appreciation (depreciation) on investments	(4,416,921)
Accumulated net realized gain (loss)	(3,663,836)
Paid-in capital	136,201,857
Net assets, at value	$131,191,745
Class A Net Asset Value, offering and redemption price per share ($24,213,623 ÷ 1,866,984 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.97
Class B Net Asset Value, offering and redemption price per share ($106,978,122 ÷ 8,257,413 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.96

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Income distributions from affiliated Underlying Funds	$ 2,811,718
Dividends	636,737
Other income	16,536
Total income	3,464,991
Expenses: Management fee	377,467
Administration fee	115,201
Record keeping fees (Class B)	42,962
Services to shareholders	2,956
Distribution service fee (Class B)	231,266
Custodian fee	5,643
Professional fees	64,455
Reports to shareholders	63,730
Registration fees	26
Trustees' fees and expenses	6,485
Other	5,657
Total expenses before expense reductions	915,848
Expense reductions	(324,999)
Total expenses after expense reductions	590,849
Net investment income (loss)	2,874,142
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(1,874,966)
Sale of non-affiliated Underlying Funds	(156,613)
Capital gain distributions from affiliated Underlying Funds	586,860
(1,444,719)
Change in net unrealized appreciation (depreciation) on investments	3,861,095
Net gain (loss)	2,416,376
Net increase (decrease) in net assets resulting from operations	$ 5,290,518

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 2,874,142	$ 2,153,147
Net realized gain (loss)	(1,444,719)	(134,096)
Change in net unrealized appreciation (depreciation)	3,861,095	(9,619,966)
Net increase (decrease) in net assets resulting from operations	5,290,518	(7,600,915)
Distributions to shareholders from: Net investment income: Class A	(500,963)	(610,326)
Class B	(1,722,118)	(2,547,011)
Net realized gains: Class A	—	(44,846)
Class B	—	(205,010)
Total distributions	(2,223,081)	(3,407,193)
Fund share transactions: Class A Proceeds from shares sold	4,188,144	4,707,272
Reinvestment of distributions	500,963	655,172
Payments for shares redeemed	(2,114,144)	(2,020,383)
Net increase (decrease) in net assets from Class A share transactions	2,574,963	3,342,061
Class B Proceeds from shares sold	27,389,957	12,671,502
Reinvestment of distributions	1,722,118	2,752,021
Payments for shares redeemed	(12,422,361)	(12,115,711)
Net increase (decrease) in net assets from Class B share transactions	16,689,714	3,307,812
Increase (decrease) in net assets	22,332,114	(4,358,235)
Net assets at beginning of period	108,859,631	113,217,866
Net assets at end of period (including undistributed net investment income of $3,070,645 and $2,181,836, respectively)	$131,191,745	$108,859,631
Other Information
Class A Shares outstanding at beginning of period	1,666,853	1,416,911
Shares sold	325,638	354,455
Shares issued to shareholders in reinvestment of distributions	39,415	47,893
Shares redeemed	(164,922)	(152,406)
Net increase (decrease) in Class A shares	200,131	249,942
Shares outstanding at end of period	1,866,984	1,666,853
Class B Shares outstanding at beginning of period	6,979,222	6,744,084
Shares sold	2,113,626	947,455
Shares issued to shareholders in reinvestment of distributions	135,280	201,024
Shares redeemed	(970,715)	(913,341)
Net increase (decrease) in Class B shares	1,278,191	235,138
Shares outstanding at end of period	8,257,413	6,979,222

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 13.88	$ 13.75	$ 13.90	$ 13.24
Income (loss) from investment operations: Net investment income[a]	.35	.29	.36	.26	.33
Net realized and unrealized gain (loss)	.31	(1.13)	.13	(.13)	.93
Total from investment operations	.66	(.84)	.49	.13	1.26
Less distributions from: Net investment income	(.29)	(.41)	(.27)	(.28)	(.49)
Net realized gains	—	(.03)	(.09)	—	(.11)
Total distributions	(.29)	(.44)	(.36)	(.28)	(.60)
Net asset value, end of period	$ 12.97	$ 12.60	$ 13.88	$ 13.75	$ 13.90
Total Return (%)[b,c]	5.30	(6.29)	3.50	.93	9.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	21	20	15	10
Ratio of expenses before expense reductions (%)[d]	.56	.53	.56	.64	.63
Ratio of expenses after expense reductions (%)[d]	.27	.33	.32	.27	.30
Ratio of net investment income (%)	2.70	2.19	2.54	1.86	2.46
Portfolio turnover rate (%)	51	21	28	40	22

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Class B	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 12.59	$ 13.87	$ 13.74	$ 13.88	$ 13.23
Income (loss) from investment operations: Net investment income[a]	.31	.25	.31	.22	.30
Net realized and unrealized gain (loss)	.31	(1.12)	.14	(.11)	.91
Total from investment operations	.62	(.87)	.45	.11	1.21
Less distributions from: Net investment income	(.25)	(.38)	(.23)	(.25)	(.45)
Net realized gains	—	(.03)	(.09)	—	(.11)
Total distributions	(.25)	(.41)	(.32)	(.25)	(.56)
Net asset value, end of period	$ 12.96	$ 12.59	$ 13.87	$ 13.74	$ 13.88
Total Return (%)[b,c]	4.99	(6.54)	3.24	.75	9.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	88	94	84	62
Ratio of expenses before expense reductions (%)[d]	.85	.83	.86	.93	.88
Ratio of expenses after expense reductions (%)[d]	.57	.62	.57	.52	.55
Ratio of net investment income (%)	2.45	1.84	2.22	1.57	2.25
Portfolio turnover rate (%)	51	21	28	40	22

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." During the year ended December 31, 2016, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had approximately $1,864,000 of long-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 3,070,645
Capital loss carryforward	$ (1,864,000)
Unrealized appreciation (depreciation) on investments	$ (6,216,345)

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 2,223,081	$ 3,164,682
Distributions from long-term capital gains	$ —	$ 242,511

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $34,449,237 and $42,341,210, respectively. Purchases and sales of Non-affiliated ETFs aggregated $26,922,964 and $12,414,438, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At December 31, 2016, the Fund held approximately 21% of Deutsche Global Inflation Fund, and 17% of Deutsche Enhanced Emerging Markets Fixed Income Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.33% of the Fund's average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from January 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.29%
Class B	.59%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.23%
Class B	.53%

For the year ended December 31, 2016, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 64,130
Class B	260,869
$ 324,999

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $115,201, of which $10,834 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 131	$ 33
Class B	236	58
	$ 367	$ 91

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2016, the Distribution Service Fee aggregated $231,266, of which $22,002 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,589, of which $4,064 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At December 31, 2016, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 95%. Three participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 52%, 21% and 19%, respectively.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended December 31, 2016 is as follows:

Affiliate	Value ($) at 12/31/2015	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 12/31/2016
Deutsche Diversified Market Neutral Fund	13,155,393	200,000	12,587,796	(1,661,148)	—	—	—
Deutsche Enhanced Commodity Strategy Fund	12,646,150	5,956,353	—	—	1,131,354	—	18,836,483
Deutsche Enhanced Emerging Markets Fixed Income Fund	13,296,026	8,171,631	1,220,000	(176,533)	646,913	—	20,632,739
Deutsche Floating Rate Fund	14,073,424	6,903,235	8,330,000	(970,731)	503,235	—	12,592,284
Deutsche Global Inflation Fund	10,993,719	9,150,223	1,974,000	(10,402)	91,223	—	18,478,680
Deutsche Global Infrastructure Fund	18,584,170	1,176,217	9,369,000	571,012	176,217	—	12,207,777
Deutsche Global Real Estate Securities Fund	3,340,604	870,174	3,943,000	545,214	17,174	—	422,249
Deutsche Real Estate Securities Fund	7,700,878	1,677,619	2,648,000	43,791	212,670	586,860	6,637,281
Deutsche Real Estate Securities Income Fund	581,940	3,785	616,579	(62,687)	3,785	—	—
Deutsche Strategic Equity Long/Short Fund	1,362,596	340,000	1,652,835	(153,482)	—	—	—
Deutsche Central Cash Management Government Fund	3,850,877	58,804,099	44,414,978	—	29,147	—	18,239,998
Total	99,585,777	93,253,336	86,756,188	(1,874,966)	2,811,718	586,860	108,047,491

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Alternative Asset Allocation VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Alternative Asset Allocation VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Alternative Asset Allocation VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$ 990.10	$ 988.60
Expenses Paid per $1,000*	$ 1.30	$ 2.80
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,023.83	$1,022.32
Expenses Paid per $1,000*	$ 1.32	$ 2.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.26%	.56%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 11% of income dividends paid during the Fund's fiscal year ended December 31, 2016 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Alternative Asset Allocation VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2016.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also requested and received information regarding DIMA’s oversight of sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that DIMA agreed to voluntarily waive a portion (0.15%) of the Fund’s management fee. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2AAA-2 (R-025824-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Global Equity VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

11 Statements of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

18 Report of Independent Registered Public Accounting Firm

19 Information About Your Fund's Expenses

20 Tax Information

20 Proxy Voting

21 Advisory Agreement Board Considerations and Fee Evaluation

24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 1.00% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP
■ Deutsche Global Equity VIP — Class A ■ MSCI All Country World Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,611	$10,544	$14,762	$11,128
	Average annual total return	6.11%	1.78%	8.10%	1.07%
MSCI All Country World Index	Growth of $10,000	$10,786	$10,970	$15,644	$14,191
	Average annual total return	7.86%	3.13%	9.36%	3.56%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

Global equities performed well during 2016, with strength in the United States and the Asia-Pacific region offsetting the weaker performance in Europe. The Fund’s benchmark, the MSCI AC World Index, returned 7.86% during the year, while the Class A shares of the Fund returned 6.11% (unadjusted for contract charges).1

Sector allocations were the primary reason for the Fund’s underperformance, while the effect of stock selection was largely flat. With regard to the former, we were hurt by holding a significant overweight position in health care.2 We averaged an allocation to the sector that was approximately twice that of its weighting in the index, which proved to be a meaningful detractor given that health care was the only sector to finish the year in negative territory.

In terms of stock selection, we generated strong performance in both health care and telecommunications services, but this was counterbalanced by a weaker showing in consumer staples, information technology and industrials.3 Several of our top individual contributors were companies that were taken over in 2016, including Medivation, Inc.,* Meda AB* and Press Ganey Holdings, Inc.*4 We believe the takeover of multiple Fund holdings illustrates how our emphasis on companies with strong organic growth can lead us to the types of stocks that may also be attractive to corporate buyers. Applied Materials, Inc., Amphenol Corp. and Marine Harvest ASA were also key contributors in 2016. On the negative side, the Fund’s largest detractors were Galenica AG,* Acadia Healthcare Company, Inc. and Alliance Data Systems Corp.

We continued to focus our efforts on identifying stocks positioned for sustainable, above-average growth that were trading below what we believed were their intrinsic values. As always, we remained focused on delivering outperformance through the quality of our stock-picking rather than making large "macro" bets or taking excessive risk.

Our search for reasonably valued growth companies led us to make several shifts in the portfolio during the past year. At the regional level, our individual-stock moves prompted us to boost the Fund’s allocation to the United States and add modestly to Japan. In the former, the positive economic outlook has created numerous opportunities in companies with a domestic focus. Japan, for its part, has become more fertile ground to identify growing companies due to the favorable combination of accommodative monetary policy and substantial fiscal stimulus. We funded these additions by reducing the portfolio’s weighting in Europe, where it became somewhat more challenging to find attractive growth stocks due to the structural challenges faced by the region’s economies. The Fund’s weighting in the emerging markets held steady at approximately 3% of assets, but we remained on the lookout for opportunities in this segment. More broadly speaking, we think companies that can deliver both top- and bottom-line growth in excess of the overall market should benefit from steady investor demand at a time of sluggish global economic conditions.

Brendan O'Neill, CFA
Mark Schumann, CFA
Sebastian P. Werner, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI All Country World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a lower weighting in a given sector or security than the benchmark.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

4 Contribution and detraction incorporate both an investment's total return and its weighting in the Fund.

* Not held in the portfolio as of December 31, 2016.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Common Stocks	98%	100%
Cash Equivalents	1%	0%
Preferred Stock	1%	—
	100%	100%

Sector Diversification (As a % of Common Stocks and Preferred Stock)	12/31/16	12/31/15

Information Technology	21%	15%
Health Care	20%	25%
Financials	13%	13%
Consumer Staples	12%	16%
Consumer Discretionary	9%	9%
Industrials	8%	10%
Materials	7%	6%
Energy	6%	5%
Telecommunication Services	2%	1%
Real Estate	2%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/16	12/31/15

United States	55%	50%
Switzerland	7%	7%
Canada	7%	6%
Germany	6%	6%
United Kingdom	6%	5%
Sweden	3%	6%
Japan	3%	—
Finland	2%	2%
Ireland	2%	3%
Other	9%	15%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Common Stocks 97.7%
Australia 1.0%
Australia & New Zealand Banking Group Ltd. (Cost $434,670)	19,800	434,520
Canada 7.1%
Agnico Eagle Mines Ltd.	25,500	1,071,000
Alimentation Couche-Tard, Inc. "B"	16,600	752,697
Brookfield Asset Management, Inc. "A"	38,000	1,253,789
(Cost $2,189,276)		3,077,486
China 1.0%
Tencent Holdings Ltd. (Cost $427,910)	18,400	450,066
Finland 1.8%
Sampo Oyj "A" (Cost $824,246)	17,500	787,320
Germany 5.7%
Allianz SE (Registered)	4,400	727,456
BASF SE	5,000	464,542
Fresenius Medical Care AG & Co. KGaA	15,000	1,270,150
(Cost $2,056,985)		2,462,148
Ireland 1.6%
Kerry Group PLC "A" (a)	1,579	112,567
Kerry Group PLC "A" (a)	7,921	566,050
(Cost $660,575)		678,617
Israel 0.7%
Mobileye NV* (b) (Cost $317,737)	8,000	304,960
Japan 2.6%
Asics Corp.	15,000	299,680
Japan Tobacco, Inc.	20,000	657,818
LINE Corp. (ADR)* (c)	5,400	183,654
(Cost $1,151,870)		1,141,152
Luxembourg 1.5%
Eurofins Scientific (Cost $331,302)	1,500	639,438
Malaysia 0.7%
IHH Healthcare Bhd. (Cost $277,346)	213,000	301,610
Mexico 0.8%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $434,833)	4,800	365,808
Netherlands 0.5%
Patheon NV* (b) (Cost $212,555)	8,200	235,422
Norway 0.8%
Marine Harvest ASA* (Cost $209,110)	18,300	330,142
Philippines 0.8%
Universal Robina Corp. (Cost $459,003)	100,000	329,294
Sweden 3.5%
Assa Abloy AB "B"	32,000	594,245
Hennes & Mauritz AB "B"	14,800	411,962
	Shares	Value ($)

Svenska Cellulosa AB "B"	18,400	519,878
(Cost $1,474,346)		1,526,085
Switzerland 7.2%
Comet Holding AG (Registered)*	260	256,604
Lonza Group AG (Registered)*	3,700	640,862
Nestle SA (Registered)	12,015	862,157
Roche Holding AG (Genusschein)	3,900	890,750
u-blox Holding AG*	2,500	469,741
(Cost $2,522,904)		3,120,114
United Kingdom 5.8%
Aon PLC (b)	8,000	892,240
Compass Group PLC	40,000	740,929
Halma PLC	43,000	476,011
Spirax-Sarco Engineering PLC	8,300	428,440
(Cost $2,239,428)		2,537,620
United States 54.6%
A.O. Smith Corp.	7,000	331,450
Acadia Healthcare Co., Inc.*	12,000	397,200
Activision Blizzard, Inc.	18,500	668,035
Allergan PLC*	2,700	567,027
Alliance Data Systems Corp.	2,000	457,000
Alphabet, Inc. "A"*	820	649,809
AMETEK, Inc.	8,500	413,100
Amphenol Corp. "A"	19,300	1,296,960
Apple, Inc.	6,500	752,830
Applied Materials, Inc.	23,900	771,253
Biogen, Inc.*	850	241,043
Bristol-Myers Squibb Co.	8,000	467,520
CBRE Group, Inc. "A"*	10,300	324,347
Celgene Corp.*	8,500	983,875
CVS Health Corp.	4,500	355,095
Danaher Corp.	9,500	739,480
Dollar General Corp.	4,000	296,280
Ecolab, Inc.	5,000	586,100
EOG Resources, Inc.	6,100	616,710
EPAM Systems, Inc.*	4,900	315,119
Evolent Health, Inc. "A"*	13,600	201,280
Exxon Mobil Corp.	6,200	559,612
Facebook, Inc. "A"*	3,600	414,180
Fidelity National Information Services, Inc.	4,500	340,380
General Electric Co.	16,500	521,400
JPMorgan Chase & Co.	10,300	888,787
L Brands, Inc.	3,000	197,520
LKQ Corp.*	14,000	429,100
Marcus & Millichap, Inc.*	15,000	400,800
Mastercard, Inc. "A"	10,500	1,084,125
Mead Johnson Nutrition Co.	4,600	325,496
NIKE, Inc. "B"	5,500	279,565
Noble Energy, Inc.	14,700	559,482
PPG Industries, Inc.	4,500	426,420
Progressive Corp.	20,600	731,300
Rollins, Inc.	6,500	219,570
Schlumberger Ltd.	8,500	713,575
Scotts Miracle-Gro Co. "A"	5,000	477,750
T-Mobile U.S., Inc.*	13,000	747,630
Time Warner, Inc.	8,500	820,505
TJX Companies, Inc.	8,100	608,553
Union Pacific Corp.	4,200	435,456
United Technologies Corp.	4,000	438,480
	Shares	Value ($)

Zoetis, Inc.	13,200	706,596
(Cost $21,027,982)		23,757,795
Total Common Stocks (Cost $37,252,078)		42,479,597

Preferred Stock 0.6%
Germany
Draegerwerk AG & Co. KGaA (Cost $214,962)	3,000	251,251

Securities Lending Collateral 0.4%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.41% (d) (e) (Cost $184,920)	184,920	184,920

	Shares	Value ($)

Cash Equivalents 1.3%
Deutsche Central Cash Management Government Fund, 0.50% (d) (Cost $579,159)	579,159	579,159

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $38,231,119)†	100.0	43,494,927
Other Assets and Liabilities, Net	0.0	(3,065)
Net Assets	100.0	43,491,862

* Non-income producing security.

† The cost for federal income tax purposes was $38,332,815. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $5,162,112. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,558,921 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,396,809.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) Listed on the New York Stock Exchange.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $182,294, which is 0.4% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 434,520	$ —	$ 434,520
Canada	3,077,486	—	—	3,077,486
China	—	450,066	—	450,066
Finland	—	787,320	—	787,320
Germany	—	2,462,148	—	2,462,148
Ireland	—	678,617	—	678,617
Israel	304,960	—	—	304,960
Japan	183,654	957,498	—	1,141,152
Luxembourg	—	639,438	—	639,438
Malaysia	—	301,610	—	301,610
Mexico	365,808	—	—	365,808
Netherlands	235,422	—	—	235,422
Norway	—	330,142	—	330,142
Philippines	—	329,294	—	329,294
Sweden	—	1,526,085	—	1,526,085
Switzerland	—	3,120,114	—	3,120,114
United Kingdom	892,240	1,645,380	—	2,537,620
United States	23,757,795	—	—	23,757,795
Preferred Stock	—	251,251	—	251,251
Short-Term Investments (f)	764,079	—	—	764,079
Total	$29,581,444	$13,913,483	$ —	$43,494,927

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $37,467,040) — including $182,294 of securities loaned	$ 42,730,848
Investment in Government & Agency Securities Portfolio (cost $184,920)*	184,920
Investment in Deutsche Central Cash Management Government Fund (cost $579,159)	579,159
Total investments in securities, at value (cost $38,231,119)	43,494,927
Foreign currency, at value (cost $150,581)	146,538
Receivable for Fund shares sold	85,360
Dividends receivable	38,268
Interest receivable	1,656
Foreign taxes recoverable	28,403
Other assets	993
Total assets	43,796,145
Liabilities
Payable upon return of securities loaned	184,920
Payable for Fund shares redeemed	4,520
Accrued management fee	29,045
Accrued Trustees' fees	1,025
Other accrued expenses and payables	84,773
Total liabilities	304,283
Net assets, at value	$ 43,491,862
Net Assets Consist of
Undistributed net investment income	215,993
Net unrealized appreciation (depreciation) on: Investments	5,263,808
Foreign currency	(6,729)
Accumulated net realized gain (loss)	(39,265,983)
Paid-in capital	77,284,773
Net assets, at value	$ 43,491,862
Class A Net Asset Value, offering and redemption price per share ($43,491,862 ÷ 4,587,493 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.48

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $38,721)	$ 627,999
Income distributions — Deutsche Central Cash Management Government Fund	4,933
Securities lending income, including income from Government & Agency Securities Portfolio, net of borrower rebates	8,673
Total income	641,605
Expenses: Management fee	290,902
Administration fee	44,754
Services to shareholders	680
Custodian fee	21,351
Professional fees	72,339
Reports to shareholders	23,022
Trustees' fees and expenses	4,011
Other	3,309
Total expenses before expense reductions	460,368
Expense reductions	(37,258)
Total expenses after expense reductions	423,110
Net investment income	218,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	878,217
Foreign currency	22,189
Payment by affiliates (see Note F)	140,394
1,040,800
Change in net unrealized appreciation (depreciation) on: Investments	1,217,338
Foreign currency	(4,079)
1,213,259
Net gain (loss)	2,254,059
Net increase (decrease) in net assets resulting from operations	$ 2,472,554

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 218,495	$ 363,204
Net realized gain (loss)	1,040,800	904,730
Change in net unrealized appreciation (depreciation)	1,213,259	(2,104,278)
Net increase (decrease) in net assets resulting from operations	2,472,554	(836,344)
Distributions to shareholders from: Net investment income: Class A	(336,718)	(365,100)
Fund share transactions: Class A Proceeds from shares sold	1,414,193	1,395,898
Reinvestment of distributions	336,718	365,100
Payments for shares redeemed	(9,403,270)	(19,468,680)
Net increase (decrease) in net assets from Class A share transactions	(7,652,359)	(17,707,682)
Increase (decrease) in net assets	(5,516,523)	(18,909,126)
Net assets at beginning of period	49,008,385	67,917,511
Net assets at end of period (including undistributed net investment income of $215,993 and $312,027, respectively)	$ 43,491,862	$ 49,008,385
Other Information
Class A Shares outstanding at beginning of period	5,446,357	7,372,593
Shares sold	152,025	147,455
Shares issued to shareholders in reinvestment of distributions	36,640	37,523
Shares redeemed	(1,047,529)	(2,111,214)
Net increase (decrease) in Class A shares	(858,864)	(1,926,236)
Shares outstanding at end of period	4,587,493	5,446,357

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.21	$ 9.27	$ 7.96	$ 6.98
Income (loss) from investment operations: Net investment income[a]	.04	.05	.06	.14	.18
Net realized and unrealized gain (loss)	.51	(.21)	.04	1.37	1.01
Total from investment operations	.55	(.16)	.10	1.51	1.19
Less distributions from: Net investment income	(.07)	(.05)	(.16)	(.20)	(.21)
Net asset value, end of period	$ 9.48	$ 9.00	$ 9.21	$ 9.27	$ 7.96
Total Return (%)	6.11[b,c]	(1.75)[b]	1.14	19.31[b]	17.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	49	68	73	67
Ratio of expenses before expense reductions (%)	1.03	1.00	.95	1.06	1.02
Ratio of expenses after expense reductions (%)	.95	.91	.95	.99	1.02
Ratio of net investment income (%)	.49	.58	.59	1.69	2.46
Portfolio turnover rate (%)	46	79	78	139	18

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reimbursed.

[c] Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $39,164,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 ($39,164,000), the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 215,993
Capital loss carryforwards	$ (39,164,000)
Unrealized appreciation (depreciation) on investments	$ 5,162,112

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 336,718	$ 365,100

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $20,133,209 and $27,444,466, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.91%.

For the period from May 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.97%.

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.95%.

For the year ended December 31, 2016, fees waived and/or expenses reimbursed were $37,258.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $44,754, of which $3,687 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC aggregated $83, of which $20 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,925, of which $4,278 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $725.

D. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 74% and 25%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

F. Payment by Affiliates

During the year ended December 31, 2016, the Advisor agreed to reimburse the Fund $140,394 for a loss incurred on a trade executed incorrectly. The amount of the loss was 0.31% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Global Equity VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Equity VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Equity VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,030.40
Expenses Paid per $1,000*	$ 4.90
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,020.31
Expenses Paid per $1,000*	$ 4.88

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.96%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 91% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Equity VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience,seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2GE-2 (R-025828-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Global Growth VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

11 Statement of Assets and Liabilities

12 Statement of Operations

12 Statements of Changes in Net Assets

14 Financial Highlights

15 Notes to Financial Statements

20 Report of Independent Registered Public Accounting Firm

21 Information About Your Fund's Expenses

22 Tax Information

22 Proxy Voting

23 Advisory Agreement Board Considerations and Fee Evaluation

26 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.44% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP
■ Deutsche Global Growth VIP — Class A ■ MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

The growth of $10,000 is cumulative.

Comparative Results
Deutsche Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,372	$10,256	$14,848	$11,541
	Average annual total return	3.72%	0.85%	8.23%	1.44%
MSCI World Index	Growth of $10,000	$10,751	$11,184	$16,409	$14,557
	Average annual total return	7.51%	3.80%	10.41%	3.83%
Deutsche Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,338	$10,153	$14,591	$11,142
	Average annual total return	3.38%	0.51%	7.85%	1.09%
MSCI World Index	Growth of $10,000	$10,751	$11,184	$16,409	$14,557
	Average annual total return	7.51%	3.80%	10.41%	3.83%

Management Summary December 31, 2016 (Unaudited)

The Fund’s Class A shares returned 3.72% during 2016 (unadjusted for contract charges), underperforming the 7.51% return of the MSCI World Index.1 We are disappointed that the Fund underperformed in the past year, but it’s important to keep in mind that we employ a bottom-up stock selection process that emphasizes companies with strong organic growth and reasonable valuations. Although this may lead to differences in portfolio composition relative to the benchmark, we believe stock-by-stock analysis — rather than an effort to match the benchmark’s performance over short-term intervals — is the best way to achieve consistent exposure to the most compelling growth stories in the world markets.

Both sector allocations and individual stock selection contributed to the Fund’s underperformance. With regard to the former, the Fund was hurt by holding a significant overweight position in health care.2 The Fund averaged an allocation to the sector that was approximately twice that of its weighting in the index, which proved to be a meaningful detractor given that health care was the only sector to finish the year in negative territory.

In terms of stock selection, the Fund's favorable performance in health care was outweighed by its weaker showing in information technology, industrials and financials. The health care stock Meda AB, which was taken over at a premium, was the strongest individual contributor.3 Agnico Eagle Mines Ltd., Marine Harvest ASA and Amphenol Corp. also provided a substantial boost to returns. On the negative side, Galenica AG,* Acadia Healthcare Company, Inc. and Alliance Data Systems Corp. were the Fund’s largest detractors.

As is typically the case, the Fund's portfolio activity was characterized by a steady rotation out of holdings that had become fully valued in favor of growth companies that were more attractively priced. Our most notable reduction occurred in the consumer staples sector, where we found it increasingly difficult to identify reasonably valued growth stocks.4 In addition, the continued weakness in the global economy prompted us to shift from more cyclical growers to those with company-specific profit drivers. Our stock-level decisions also led us to rotate a portion of the Fund's allocation to higher-growth companies into those with more stable cash flows. We believe these shifts help illustrate how our flexible approach enables the Fund to capitalize on the broad range of potential opportunities within the growth category.

We maintained geographic diversification and balanced exposure across the global market capitalization spectrum, as we sought to invest in the most compelling growth ideas regardless of a company’s size or location. We continued to identify attractively valued growth stocks in Europe and the Pacific Rim, but we modestly reduced the Fund’s allocations to these areas during the second half of the period in favor of a higher weighting in the United States. At the sector level, we found health care to be home to a relatively high representation of investment ideas. Conversely, the Fund was underweight in slower-growing areas such as financials, energy, utilities and telecommunications services.

Sebastian P. Werner, PhD
Mark Schumann, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

3 Contribution and detraction incorporate both a stock's total return and its weighting in the fund.

4 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

* Not held in the portfolio as of December 31, 2016.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Common Stocks	97%	97%
Cash Equivalents	2%	3%
Preferred Stock	1%	0%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/16	12/31/15

Health Care	20%	21%
Information Technology	20%	15%
Financials	18%	12%
Consumer Discretionary	13%	12%
Industrials	10%	13%
Consumer Staples	9%	14%
Materials	5%	6%
Energy	3%	5%
Telecommunication Services	2%	2%
Real Estate	0%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/16	12/31/15

United States	56%	46%
Germany	6%	7%
Japan	6%	2%
Switzerland	5%	6%
Canada	5%	6%
United Kingdom	5%	6%
Sweden	3%	6%
Singapore	2%	0%
Hong Kong	2%	1%
Ireland	1%	3%
Netherlands	1%	2%
Norway	1%	2%
France	1%	2%
Luxembourg	1%	2%
Finland	1%	2%
Other	4%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Common Stocks 97.0%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $290,405)	13,000	285,291
Canada 4.6%
Agnico Eagle Mines Ltd.	9,000	378,393
Alimentation Couche-Tard, Inc. "B"	7,500	340,074
Brookfield Asset Management, Inc. "A"	15,734	519,135
(Cost $859,274)		1,237,602
China 1.1%
Minth Group Ltd.	38,870	121,018
Tencent Holdings Ltd.	7,500	183,451
ZTO Express Cayman, Inc. (ADR)*	459	5,540
(Cost $285,699)		310,009
Finland 1.0%
Cramo Oyj	2,641	66,100
Sampo Oyj "A"	4,500	202,454
(Cost $272,658)		268,554
France 0.8%
Flamel Technologies SA (ADR)*	6,494	67,472
LVMH Moet Hennessy Louis Vuitton SE	750	143,271
(Cost $236,872)		210,743
Germany 5.5%
Allianz SE (Registered)	2,100	347,195
BASF SE	2,800	260,144
Continental AG	850	163,784
Fresenius Medical Care AG & Co. KGaA	4,730	400,521
Siemens AG (Registered)	2,400	295,314
VIB Vermoegen AG	1,198	24,836
(Cost $1,371,983)		1,491,794
Hong Kong 1.5%
AIA Group Ltd.	25,000	141,153
Techtronic Industries Co., Ltd.	72,097	258,660
(Cost $398,925)		399,813
Indonesia 0.6%
PT Arwana Citramulia Tbk	621,918	24,044
PT Bank Rakyat Indonesia Persero Tbk	150,000	129,952
(Cost $187,898)		153,996
Ireland 0.9%
Kerry Group PLC "A" (Cost $225,191)	3,300	235,824
Japan 5.4%
Asics Corp.	6,200	123,868
Bandai Namco Holdings, Inc.	4,700	129,732
FANUC Corp.	1,100	186,638
Hoya Corp.	7,000	293,880
KDDI Corp.	8,200	207,601
MISUMI Group, Inc.	7,511	123,588
Murata Manufacturing Co., Ltd.	1,200	160,594
	Shares	Value ($)

Syuppin Co., Ltd.	3,100	39,688
Unicharm Corp.	8,300	181,343
(Cost $1,473,138)		1,446,932
Korea 0.5%
Vieworks Co., Ltd.* (Cost $132,359)	2,500	123,779
Luxembourg 0.9%
Eurofins Scientific (Cost $130,977)	600	255,775
Malaysia 0.5%
IHH Healthcare Bhd. (Cost $125,729)	92,000	130,273
Netherlands 1.4%
Core Laboratories NV (a) (b)	1,268	152,211
ING Groep NV	15,400	216,738
(Cost $327,651)		368,949
Norway 0.6%
Marine Harvest ASA* (Cost $97,944)	8,500	153,345
Philippines 0.3%
Universal Robina Corp. (Cost $126,280)	27,000	88,909
Singapore 1.6%
Broadcom Ltd. (c) (Cost $433,038)	2,500	441,925
Spain 0.1%
Telepizza Group SA 144A* (Cost $50,971)	6,546	31,111
Sweden 3.1%
Assa Abloy AB "B"	15,000	278,552
Hennes & Mauritz AB "B"	9,500	264,435
Nobina AB 144A	9,892	55,257
Svenska Cellulosa AB "B"	8,000	226,034
(Cost $787,624)		824,278
Switzerland 5.2%
Lonza Group AG (Registered)*	1,500	259,809
Nestle SA (Registered)	4,200	301,378
Novartis AG (Registered)	4,100	298,052
Roche Holding AG (Genusschein)	2,400	548,154
(Cost $1,368,499)		1,407,393
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $230,034)	38,000	213,922
United Kingdom 4.5%
Aon PLC (b)	4,300	479,579
Arrow Global Group PLC	11,587	42,424
Babcock International Group PLC	7,500	88,127
Clinigen Healthcare Ltd.	5,959	52,315
Compass Group PLC	12,400	229,688
Halma PLC	11,000	121,770
Reckitt Benckiser Group PLC	2,450	208,278
(Cost $1,133,548)		1,222,181
	Shares	Value ($)

United States 55.0%
A.O. Smith Corp.	4,300	203,605
Acadia Healthcare Co., Inc.*	4,500	148,950
Activision Blizzard, Inc.	8,500	306,935
Allergan PLC*	1,600	336,016
Alliance Data Systems Corp.	1,200	274,200
Alphabet, Inc. "A"*	900	713,205
Ameriprise Financial, Inc.	1,700	188,598
AMETEK, Inc.	7,200	349,920
Amgen, Inc.	1,800	263,178
Amphenol Corp. "A"	7,000	470,400
Apple, Inc.	4,700	544,354
Biogen, Inc.*	950	269,401
Celgene Corp.*	4,200	486,150
Citigroup, Inc.	4,900	291,207
Colgate-Palmolive Co.	4,700	307,568
Costco Wholesale Corp.	1,500	240,165
Danaher Corp.	3,700	288,008
Ecolab, Inc.	2,400	281,328
EOG Resources, Inc.	3,400	343,740
EPAM Systems, Inc.*	2,800	180,068
Facebook, Inc. "A"*	1,800	207,090
Fiserv, Inc.*	2,800	297,584
General Electric Co.	9,700	306,520
Home Depot, Inc.	2,100	281,568
Jack in the Box, Inc.	2,500	279,100
JPMorgan Chase & Co.	5,300	457,337
L Brands, Inc.	2,900	190,936
Marsh & McLennan Companies, Inc.	4,300	290,637
Mastercard, Inc. "A"	3,700	382,025
Mead Johnson Nutrition Co.	2,600	183,976
Microsoft Corp.	3,600	223,704
Middleby Corp.*	1,000	128,810
Moody's Corp.	2,600	245,102
NIKE, Inc. "B"	4,000	203,320
NVIDIA Corp.	1,400	149,436
PNC Financial Services Group, Inc.	1,600	187,136
PPG Industries, Inc.	2,200	208,472
Praxair, Inc.	1,200	140,628
Progressive Corp.	8,500	301,750
QUALCOMM, Inc.	3,409	222,267
Retrophin, Inc.*	2,821	53,402
S&P Global, Inc.	2,300	247,342
Schlumberger Ltd.	1,900	159,505
T-Mobile U.S., Inc.*	6,000	345,060
The Priceline Group, Inc.*	280	410,497
Thermo Fisher Scientific, Inc.	2,600	366,860
Time Warner, Inc.	2,800	270,284
	Shares	Value ($)

TJX Companies, Inc.	4,300	323,059
TriState Capital Holdings, Inc.*	4,035	89,173
Union Pacific Corp.	1,600	165,888
United Technologies Corp.	2,600	285,012
Wabtec Corp.	1,800	149,436
WEX, Inc.*	1,300	145,080
Zoetis, Inc.	8,000	428,240
(Cost $13,485,390)		14,813,232
Total Common Stocks (Cost $24,032,087)		26,115,630

Warrant 0.0%
France
Parrot SA Expiration Date 12/15/2022*	924	375
Parrot SA Expiration Date 12/22/2022*	924	454
Total Warrant (Cost $0)		829

Preferred Stock 0.7%
Germany 0.6%
Draegerwerk AG & Co. KGaA (Cost $145,724)	2,000	167,501
United States 0.1%
Providence Service Corp. (Cost $13,600)	136	12,976
Total Preferred Stock (Cost $159,324)		180,477

Securities Lending Collateral 0.1%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.41% (d) (e) (Cost $37,088)	37,088	37,088

Cash Equivalents 1.7%
Deutsche Central Cash Management Government Fund, 0.50% (d) (Cost $467,912)	467,912	467,912

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $24,696,411)†	99.5	26,801,936
Other Assets and Liabilities, Net	0.5	137,789
Net Assets	100.0	26,939,725

* Non-income producing security.

† The cost for federal income tax purposes was $24,735,562. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $2,066,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,884,746 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $818,372.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $36,612, which is 0.1% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Listed on the NASDAQ Stock Market, Inc.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

S&P: Standard & Poor's

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 285,291	$ —	$ 285,291
Canada	1,237,602	—	—	1,237,602
China	5,540	304,469	—	310,009
Finland	—	268,554	—	268,554
France	67,472	143,271	—	210,743
Germany	—	1,491,794	—	1,491,794
Hong Kong	—	399,813	—	399,813
Indonesia	—	153,996	—	153,996
Ireland	—	235,824	—	235,824
Japan	—	1,446,932	—	1,446,932
Korea	—	123,779	—	123,779
Luxembourg	—	255,775	—	255,775
Malaysia	—	130,273	—	130,273
Netherlands	152,211	216,738	—	368,949
Norway	—	153,345	—	153,345
Philippines	—	88,909	—	88,909
Singapore	441,925	—	—	441,925
Spain	—	31,111	—	31,111
Sweden	—	824,278	—	824,278
Switzerland	—	1,407,393	—	1,407,393
Taiwan	—	213,922	—	213,922
United Kingdom	479,579	742,602	—	1,222,181
United States	14,813,232	—	—	14,813,232
Warrants	—	—	829	829
Preferred Stock (f)	—	167,501	12,976	180,477
Short-Term Investments (f)	505,000	—	—	505,000
Total	$17,702,561	$9,085,570	$ 13,805	$26,801,936

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $24,191,411) — including $36,612 of securities loaned	$ 26,296,936
Investment in Government & Agency Securities Portfolio (cost $37,088)*	37,088
Investment in Deutsche Central Cash Management Government Fund (cost $467,912)	467,912
Total investments in securities, at value (cost $24,696,411)	26,801,936
Foreign currency, at value (cost $160,507)	156,487
Receivable for investments sold	153,708
Receivable for Fund shares sold	1,673
Dividends receivable	12,751
Interest receivable	377
Foreign taxes recoverable	11,755
Other assets	1,100
Total assets	27,139,787
Liabilities
Cash overdraft	78
Payable upon return of securities loaned	37,088
Payable for Fund shares redeemed	56,124
Accrued management fee	9,669
Accrued Directors' fees	1,222
Other accrued expenses and payables	95,881
Total liabilities	200,062
Net assets, at value	26,939,725
Net Assets Consist of
Undistributed net investment income	93,056
Net unrealized appreciation (depreciation) on: Investments	2,105,525
Foreign currency	(5,425)
Accumulated net realized gain (loss)	(17,823,821)
Paid-in capital	42,570,390
Net assets, at value	26,939,725
Class A Net Asset Value, offering and redemption price per share ($26,869,894 ÷ 2,417,159 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.12
Class B Net Asset Value, offering and redemption price per share ($69,831 ÷ 6,272 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.13

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,982)	$ 409,876
Income distributions — Deutsche Central Cash Management Government Fund	3,361
Securities lending income, net of borrower rebates	8,125
Total income	421,362
Expenses: Management fee	264,035
Administration fee	28,856
Services to shareholders	1,201
Distribution service fee (Class B)	151
Custodian fee	68,342
Professional fees	78,517
Reports to shareholders	30,910
Directors' fees and expenses	3,420
Other	3,564
Total expenses before expense reductions	478,996
Expense reductions	(204,617)
Total expenses after expense reductions	274,379
Net investment income (loss)	146,983
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,344,526
Foreign currency	(8,208)
1,336,318
Change in net unrealized appreciation (depreciation) on: Investments	(703,170)
Foreign currency	1,343
(701,827)
Net gain (loss)	634,491
Net increase (decrease) in net assets resulting from operations	$ 781,474

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income (loss)	$ 146,983	$ 289,213
Net realized gain (loss)	1,336,318	153,277
Change in net unrealized appreciation (depreciation)	(701,827)	(828,051)
Net increase (decrease) in net assets resulting from operations	781,474	(385,561)
Distributions to shareholders from: Net investment income: Class A	(243,128)	(371,824)
Class B	(285)	(513)
Total distributions	(243,413)	(372,337)
Fund share transactions: Class A Proceeds from shares sold	1,028,197	1,554,080
Reinvestment of distributions	243,128	371,824
Payments for shares redeemed	(8,614,441)	(14,574,128)
Net increase (decrease) in net assets from Class A share transactions	(7,343,116)	(12,648,224)
Class B Proceeds from shares sold	14,771	8,017
Reinvestment of distributions	285	513
Payments for shares redeemed	(11,122)	(52,359)
Net increase (decrease) in net assets from Class B share transactions	3,934	(43,829)
Increase (decrease) in net assets	(6,801,121)	(13,449,951)
Net assets at beginning of period	33,740,846	47,190,797
Net assets at end of period (including undistributed net investment income of $93,056 and $155,039, respectively)	$ 26,939,725	$ 33,740,846
Other Information
Class A Shares outstanding at beginning of period	3,116,107	4,265,093
Shares sold	95,060	137,321
Shares issued to shareholders in reinvestment of distributions	22,163	31,944
Shares redeemed	(816,171)	(1,318,251)
Net increase (decrease) in Class A shares	(698,948)	(1,148,986)
Shares outstanding at end of period	2,417,159	3,116,107
Class B Shares outstanding at beginning of period	6,040	10,038
Shares sold	1,328	716
Shares issued to shareholders in reinvestment of distributions	26	44
Shares redeemed	(1,122)	(4,758)
Net increase (decrease) in Class B shares	232	(3,998)
Shares outstanding at end of period	6,272	6,040

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 11.04	$ 11.13	$ 9.24	$ 7.90
Income (loss) from investment operations: Net investment income[a]	.06	.07	.08	.10	.12
Net realized and unrealized gain (loss)	.34	(.21)	(.06)	1.92	1.34
Total from investment operations	.40	(.14)	.02	2.02	1.46
Less distributions from: Net investment income	(.09)	(.09)	(.11)	(.13)	(.12)
Net asset value, end of period	$ 11.12	$ 10.81	$ 11.04	$ 11.13	$ 9.24
Total Return (%)[b]	3.72	(1.32)	.21	22.08	18.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	34	47	51	54
Ratio of expenses before expense reductions (%)	1.66	1.44	1.41	1.45	1.42
Ratio of expenses after expense reductions (%)	.95	.90	.82	.88	.99
Ratio of net investment income (%)	.51	.65	.71	1.00	1.40
Portfolio turnover rate (%)	70	64	63	171	107
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 11.05	$ 11.14	$ 9.25	$ 7.91
Income (loss) from investment operations: Net investment income[a]	.02	.05	.02	.07	.09
Net realized and unrealized gain (loss)	.35	(.23)	(.04)	1.92	1.34
Total from investment operations	.37	(.18)	(.02)	1.99	1.43
Less distributions from: Net investment income	(.06)	(.05)	(.07)	(.10)	(.09)
Net asset value, end of period	$ 11.13	$ 10.82	$ 11.05	$ 11.14	$ 9.25
Total Return (%)[b]	3.38	(1.64)	(.15)	21.62	18.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.07	.1	.1	3	3
Ratio of expenses before expense reductions (%)	1.98	1.76	1.76	1.81	1.76
Ratio of expenses after expense reductions (%)	1.24	1.22	1.15	1.23	1.34
Ratio of net investment income (%)	.17	.40	.14	.66	1.04
Portfolio turnover rate (%)	70	64	63	171	107
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $17,790,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

From November 1, 2016 through December 31, 2016, the Fund elects to defer qualified late year losses of approximately $360 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 98,245
Capital loss carryforwards	$(17,790,000)
Unrealized appreciation (depreciation) on investments	$ 2,066,374

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 243,413	$ 372,337

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $19,521,874 and $26,285,877, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.90%
Class B	1.25%

For the period from May 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.99%
Class B	1.25%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.95%
Class B	1.20%

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 204,171
Class B	446
$ 204,617

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $28,856, of which $2,313 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 244	$ 62
Class B	41	10
	$ 285	$ 72

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2016, the Distribution Service Fee aggregated $151, of which $15 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,374, of which $4,879 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 66% and 27%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 68% and 32%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Global Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Growth VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Growth VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,032.50	$1,031.50
Expenses Paid per $1,000*	$ 4.96	$ 6.26
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,020.31	$1,018.97
Expenses Paid per $1,000*	$ 4.93	$ 6.22

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Global Growth VIP	.97%	1.23%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 65% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Growth VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that effective on or about October 3, 2016, the Fund would change its investment strategy and portfolio managers. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2GG-2 (R-025830-7  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Global Income Builder VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

29 Statement of Assets and Liabilities

30 Statement of Operations

31 Statements of Changes in Net Assets

32 Financial Highlights

33 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Information About Your Fund's Expenses

42 Tax Information

43 Proxy Voting

44 Advisory Agreement Board Considerations and Fee Evaluation

46 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 0.63% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP
■ Deutsche Global Income Builder VIP — Class A ■ S&P® Target Risk Moderate Index ■ Blended Index

Yearly periods ended December 31

The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
Deutsche Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,681	$10,931	$14,402	$14,850
	Average annual total return	6.81%	3.01%	7.57%	4.03%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,563	$10,920	$13,099	$14,569
	Average annual total return	5.63%	2.98%	5.55%	3.83%
Blended Index	Growth of $10,000	$10,666	$10,970	$13,133	$14,848
	Average annual total return	6.66%	3.13%	5.60%	4.03%
The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

The Fund returned 6.81% during the 12 months ended December 31, 2016 (Class A shares, unadjusted for contract charges), outperforming the 5.63% return of S&P® Target Risk Moderate Index.1 Its other benchmark — the Blended Index — returned 6.66%.2

The Fund closed the period with allocations of 58% to equities and 41% to bonds, vs. 59% and 35% on December 31, 2015. Although the final numbers appear to indicate only a moderate change, we were active in managing these allocations throughout the period. For instance, we sought to take advantage of the sell-off that followed the "Brexit" vote by increasing the weighting in equities in late June and early July. This decision added value, given that stocks quickly rebounded as investors grew increasingly comfortable with the outlook for global growth. We subsequently pared back the position in stocks in the wake of the rally, reducing the equity weighting to a level that was in line with our longer-term target. We believe this active approach can help us use market volatility to our advantage by capitalizing on values as they emerge. On balance, the Fund’s tilt toward equities was well suited to a period characterized by significant outperformance for stocks.

Both the equity and fixed-income portfolios finished the year with positive returns. In the former, we added value through effective stock selection in the materials sector, but this was offset by a weaker showing in telecommunications services and industrials. Among individual stocks, Navient Corp., Vermilion Energy, Inc.* and Newmont Mining Corp. were the leading contributors to performance, while the largest detraction came from underweight positions in JPMorgan Chase & Co. and Bank of America Corp.3 We held a somewhat cautious view at year-end given the unusually large gains that followed the November election, leading us to maintain a focus on higher-quality companies.

On the fixed-income side, the portfolio’s overall positioning had a mixed impact on performance. We entered the period with a defensive posture, as we were very conscious of the risks associated with falling energy prices and slowing global growth. This cautious approach was expressed in a below-average credit exposure and an emphasis on higher-quality issues. Our defensive strategy served us well until the market low in mid-February, but it subsequently cost us some relative performance over the next four to six weeks by preventing the Fund from fully participating in the initial stages of the rally. We began to rebuild the portfolio’s credit exposure in early April, a process that we continued throughout the remainder of the period. The bond portfolio performed well vs. the benchmark in the second half as a result of these moves, enabling it to provide competitive returns for the full year. In terms of allocations, the portfolio was aided by its overweight positions in high-yield bonds and the emerging markets, together with its corresponding underweight in investment-grade issues.4

The Fund employed derivatives to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the Fund’s use of derivatives contributed positively to performance during the past 12 months.

Di Kumble, CFA Gary Russell, CFA Portfolio Managers	John D. Ryan Darwei Kung

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate-to-low capital appreciation.

2 The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market-capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

3 Contribution and detraction incorporate both a stock's total return and its weighting in the Fund.

4 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner.

* Not held in the portfolio as of December 31, 2016.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Equity	58%	59%
Common Stocks	58%	59%

Fixed Income	41%	35%
Corporate Bonds	14%	20%
Government & Agency Obligations	13%	8%
Exchange-Traded Funds	10%	—
Collateralized Mortgage Obligations	1%	2%
Commercial Mortgage-Backed Securities	1%	1%
Mortgage-Backed Securities Pass-Throughs	1%	3%
Asset-Backed	1%	1%
Municipal Bonds and Notes	0%	0%

Cash Equivalents	1%	6%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities and Convertible Bonds)	12/31/16	12/31/15

Financials	20%	29%
Information Technology	13%	19%
Energy	13%	4%
Consumer Discretionary	12%	9%
Industrials	10%	8%
Health Care	8%	7%
Consumer Staples	7%	7%
Telecommunication Services	6%	6%
Materials	5%	3%
Real Estate	3%	1%
Utilities	3%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Common Stocks 57.6%
Consumer Discretionary 7.5%
Auto Components 0.4%
Aisin Seiki Co., Ltd.	2,464	106,795
Bridgestone Corp.	4,505	162,442
Cie Generale des Etablissements Michelin	224	24,956
Denso Corp.	3,579	154,981
Magna International, Inc.	3,100	134,607
Nokian Renkaat Oyj	444	16,548
Sumitomo Electric Industries Ltd.	8,005	115,517
Sumitomo Rubber Industries Ltd.	2,993	47,471
Toyota Industries Corp.	79	3,763
		767,080
Automobiles 1.2%
Bayerische Motoren Werke (BMW) AG	1,599	149,521
Daimler AG (Registered)	3,109	231,733
Ford Motor Co.	27,315	331,331
Fuji Heavy Industries Ltd.	5,200	212,339
General Motors Co.	9,423	328,297
Honda Motor Co., Ltd.	5,950	173,844
Isuzu Motors Ltd.	4,100	51,923
Nissan Motor Co., Ltd.	32,085	322,751
Renault SA	1,453	129,438
Toyota Motor Corp.	3,700	217,580
Volkswagen AG	965	139,127
		2,287,884
Distributors 0.1%
Genuine Parts Co.	1,400	133,756
Diversified Consumer Services 0.1%
H&R Block, Inc.	5,300	121,847
Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	4,488	233,645
Carnival PLC	2,097	106,712
Compass Group PLC	6,932	128,403
Crown Resorts Ltd.	17,625	147,400
Darden Restaurants, Inc.	2,200	159,984
Hilton Worldwide Holdings, Inc.	5,800	157,760
Las Vegas Sands Corp.	4,400	235,004
Marriott International, Inc. "A"	2,000	165,360
McDonald's Corp.	2,823	343,616
Royal Caribbean Cruises Ltd.	738	60,546
Sands China Ltd.	25,200	109,501
Starbucks Corp.	2,533	140,632
TUI AG	9,017	129,484
Wyndham Worldwide Corp.	1,600	122,192
Yum! Brands, Inc.	1,810	114,627
		2,354,866
Household Durables 0.6%
Barratt Developments PLC	18,660	106,472
D.R. Horton, Inc.	4,200	114,786
Garmin Ltd.	2,400	116,376
Leggett & Platt, Inc.	2,400	117,312
Mohawk Industries, Inc.*	224	44,728
Newell Brands, Inc.	3,400	151,810
Persimmon PLC	5,683	124,624
PulteGroup, Inc.	5,700	104,766
Sekisui House Ltd.	12,454	207,455
	Shares	Value ($)

Whirlpool Corp.	412	74,889
		1,163,218
Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc.*	200	149,974
The Priceline Group, Inc.*	100	146,606
		296,580
Leisure Products 0.1%
Hasbro, Inc.	851	66,199
Mattel, Inc.	4,500	123,975
Sankyo Co., Ltd.	2,300	74,266
		264,440
Media 1.7%
CBS Corp. "B"	1,086	69,091
Charter Communications, Inc. "A"*	517	148,855
Comcast Corp. "A"	4,444	306,858
Eutelsat Communications SA	7,460	144,355
Interpublic Group of Companies, Inc.	4,900	114,709
Lagardere SCA	4,492	124,900
News Corp. "A"	5,067	58,068
Omnicom Group, Inc.	3,079	262,054
Pearson PLC	10,783	108,884
ProSiebenSat.1 Media SE	2,546	98,161
RTL Group SA*	14	1,029
Scripps Networks Interactive, Inc. "A"	700	49,959
SES SA	6,436	141,895
Shaw Communications, Inc. "B"	6,877	137,986
Singapore Press Holdings Ltd.	38,400	93,659
Sirius XM Holdings, Inc. (a)	49,900	222,055
Sky PLC	9,730	119,049
Time Warner, Inc.	2,527	243,931
Twenty-First Century Fox, Inc. "A"	2,823	79,157
Twenty-First Century Fox, Inc. "B"	4,343	118,347
Viacom, Inc. "B"	5,700	200,070
Walt Disney Co.	2,109	219,800
WPP PLC	4,192	93,891
		3,156,763
Multiline Retail 0.4%
Canadian Tire Corp., Ltd. "A"	145	15,041
Dollar General Corp.	1,810	134,067
Harvey Norman Holdings Ltd.	36,814	136,836
Kohl's Corp.	3,040	150,115
Macy's, Inc.	2,027	72,587
Target Corp.	3,402	245,726
		754,372
Specialty Retail 0.7%
AutoZone, Inc.*	90	71,081
Bed Bath & Beyond, Inc.	869	35,316
Best Buy Co., Inc.	1,834	78,257
Foot Locker, Inc.	1,002	71,032
Hennes & Mauritz AB "B"	5,107	142,155
Home Depot, Inc.	1,883	252,472
Industria de Diseno Textil SA	481	16,429
L Brands, Inc.	2,956	194,623
Lowe's Companies, Inc.	2,231	158,669
Staples, Inc.	16,536	149,651
The Gap, Inc.	796	17,862
TJX Companies, Inc.	1,448	108,788
		1,296,335
	Shares	Value ($)

Textiles, Apparel & Luxury Goods 0.7%
Cie Financiere Richemont SA (Registered)	2,214	146,612
Coach, Inc.	3,300	115,566
HUGO BOSS AG	2,524	154,576
Li & Fung Ltd.	238,000	104,846
NIKE, Inc. "B"	4,242	215,621
Swatch Group AG (Bearer)	189	58,758
Swatch Group AG (Registered)	1,593	97,406
VF Corp.	2,441	130,227
Yue Yuen Industrial (Holdings) Ltd.	52,476	190,992
		1,214,604
Consumer Staples 4.8%
Beverages 1.0%
Anheuser-Busch InBev SA	2,306	244,031
Asahi Group Holdings Ltd.	3,500	110,578
Brown-Forman Corp. "B"	2,586	116,163
Coca-Cola Co.	8,285	343,496
Constellation Brands, Inc. "A"	640	98,118
Diageo PLC	7,054	183,566
Dr. Pepper Snapple Group, Inc.	1,189	107,807
Heineken Holding NV	91	6,345
Heineken NV	295	22,157
Kirin Holdings Co., Ltd.	2,800	45,596
Molson Coors Brewing Co. "B"	1,309	127,379
Monster Beverage Corp.*	500	22,170
PepsiCo, Inc.	3,295	344,756
Suntory Beverage & Food Ltd.	1,000	41,563
		1,813,725
Food & Staples Retailing 0.9%
Casino Guichard-Perrachon SA	484	23,261
Colruyt SA	754	37,317
Costco Wholesale Corp.	1,231	197,095
CVS Health Corp.	2,611	206,034
George Weston Ltd.	307	25,973
ICA Gruppen AB	1,223	37,332
J Sainsbury PLC	13,467	41,459
Koninklijke Ahold Delhaize NV	2,076	43,792
Kroger Co.	848	29,265
Lawson, Inc.	400	28,093
Loblaw Companies Ltd.	1,622	85,579
Seven & I Holdings Co., Ltd.	967	36,860
Sysco Corp.	3,474	192,355
Wal-Mart Stores, Inc.	4,146	286,572
Walgreens Boots Alliance, Inc.	2,074	171,644
Wesfarmers Ltd.	3,522	107,049
Woolworths Ltd.	3,923	68,169
		1,617,849
Food Products 1.5%
Archer-Daniels-Midland Co.	4,922	224,689
Bunge Ltd.	1,545	111,611
Campbell Soup Co.	2,120	128,196
Conagra Brands, Inc.	4,126	163,183
General Mills, Inc.	4,416	272,776
Hormel Foods Corp.	5,254	182,892
Kellogg Co.	2,756	203,145
Kraft Heinz Co.	2,864	250,084
McCormick & Co., Inc.	1,047	97,717
Mondelez International, Inc. "A"	4,794	212,518
Nestle SA (Registered)	4,357	312,644
Tate & Lyle PLC	5,637	49,236
The Hershey Co.	1,853	191,656
The JM Smucker Co.	1,448	185,431
	Shares	Value ($)

Tyson Foods, Inc. "A"	2,200	135,696
Wilmar International Ltd.	31,912	79,117
		2,800,591
Household Products 0.5%
Church & Dwight Co., Inc.	818	36,147
Clorox Co.	1,118	134,182
Colgate-Palmolive Co.	2,244	146,847
Henkel AG & Co. KGaA	108	11,258
Kimberly-Clark Corp.	1,883	214,888
Procter & Gamble Co.	4,218	354,650
Reckitt Benckiser Group PLC	1,463	124,372
		1,022,344
Personal Products 0.1%
Unilever PLC	3,225	130,946
Tobacco 0.8%
Altria Group, Inc.	4,998	337,965
British American Tobacco PLC	4,239	241,556
Imperial Brands PLC	4,374	191,137
Japan Tobacco, Inc.	5,477	180,143
Philip Morris International, Inc.	3,619	331,102
Reynolds American, Inc.	4,392	246,128
		1,528,031
Energy 4.8%
Energy Equipment & Services 0.4%
Baker Hughes, Inc.	2,100	136,437
Halliburton Co.	1,700	91,953
Helmerich & Payne, Inc.	600	46,440
Petrofac Ltd.	12,492	133,900
Schlumberger Ltd.	3,400	285,430
		694,160
Oil, Gas & Consumable Fuels 4.4%
AltaGas Ltd.	6,700	169,165
BP PLC	70,450	442,815
Caltex Australia Ltd.	7,357	161,860
Canadian Natural Resources Ltd.	3,200	101,983
Chevron Corp.	3,915	460,796
ConocoPhillips	2,900	145,406
Enbridge, Inc.	4,500	189,364
Eni SpA	12,513	203,700
Exxon Mobil Corp.	6,043	545,441
HollyFrontier Corp.	4,332	141,916
Idemitsu Kosan Co., Ltd.	4,400	116,823
Imperial Oil Ltd.	5,300	184,384
Inter Pipeline Ltd.	7,100	156,738
JX Holdings, Inc.	38,985	165,008
Kinder Morgan, Inc.	6,900	142,899
Marathon Petroleum Corp.	4,500	226,575
Neste Oyj	3,895	149,555
Occidental Petroleum Corp.	5,349	381,009
OMV AG	3,812	134,555
ONEOK, Inc.	2,400	137,784
Pembina Pipeline Corp.	5,900	184,385
Phillips 66	3,765	325,334
Plains GP Holdings LP "A"	4,919	170,591
Repsol SA	13,891	196,459
Royal Dutch Shell PLC "A"	14,223	393,236
Royal Dutch Shell PLC "B"	12,716	369,014
Snam SpA	59,442	245,034
Spectra Energy Corp.	6,585	270,578
Statoil ASA	5,548	101,732
Suncor Energy, Inc.	6,700	219,067
Targa Resources Corp.	3,600	201,852
	Shares	Value ($)

Tesoro Corp.	1,655	144,730
TonenGeneral Sekiyu KK	6,000	63,193
TOTAL SA	7,525	385,580
TransCanada Corp.	6,600	297,594
Valero Energy Corp.	4,617	315,433
		8,241,588
Financials 10.5%
Banks 5.4%
Aozora Bank Ltd.	31,174	110,145
Australia & New Zealand Banking Group Ltd.	9,097	199,638
Banco Bilbao Vizcaya Argentaria SA	21,877	147,784
Banco Santander SA	36,176	189,130
Bank Hapoalim BM	34,026	202,598
Bank of America Corp.	8,700	192,270
Bank of Montreal	2,982	214,480
Bank of Nova Scotia	5,798	322,838
Barclays PLC	56,954	156,863
BB&T Corp.	5,718	268,860
BNP Paribas SA	2,864	182,732
BOC Hong Kong (Holdings) Ltd.	50,927	182,060
CaixaBank SA	20,420	67,569
Canadian Imperial Bank of Commerce	2,194	179,030
Citigroup, Inc.	3,400	202,062
Commonwealth Bank of Australia	3,767	224,061
Credit Agricole SA	11,561	143,493
Danske Bank AS	6,374	193,447
DBS Group Holdings Ltd.	9,671	115,801
Fifth Third Bancorp.	3,790	102,216
Hang Seng Bank Ltd.	10,200	189,862
HSBC Holdings PLC	44,178	357,953
Huntington Bancshares, Inc.	7,505	99,216
ING Groep NV	9,966	140,261
Intesa Sanpaolo SpA	59,462	151,961
Intesa Sanpaolo SpA (RSP)	85,802	201,997
Japan Post Bank Co., Ltd.	14,000	167,748
JPMorgan Chase & Co.	3,849	332,130
KBC Group NV	2,881	178,582
KeyCorp	186	3,398
Lloyds Banking Group PLC	171,766	132,251
M&T Bank Corp.	1,110	173,637
Mebuki Financial Group, Inc.	28,400	105,217
Mitsubishi UFJ Financial Group, Inc.	23,300	143,560
Mizuho Financial Group, Inc.	122,173	219,206
National Australia Bank Ltd.	10,460	231,672
National Bank of Canada	5,100	207,130
Nordea Bank AB	27,976	311,202
Oversea-Chinese Banking Corp., Ltd.	23,855	146,934
People's United Financial, Inc.	7,356	142,412
PNC Financial Services Group, Inc.	1,367	159,884
Resona Holdings, Inc.	16,256	83,421
Royal Bank of Canada	4,488	303,746
Skandinaviska Enskilda Banken AB "A"	13,055	137,003
Societe Generale SA	3,753	184,855
Sumitomo Mitsui Financial Group, Inc.	4,300	163,985
SunTrust Banks, Inc.	2,505	137,399
Svenska Handelsbanken AB "A"	12,389	172,122
Swedbank AB "A"	7,769	187,924
Toronto-Dominion Bank	4,831	238,267
U.S. Bancorp.	5,355	275,086
	Shares	Value ($)

United Overseas Bank Ltd.	8,702	122,670
Wells Fargo & Co.	5,916	326,031
Westpac Banking Corp.	9,287	218,490
		9,944,289
Capital Markets 0.7%
Aberdeen Asset Management PLC	3,603	11,440
Bank of New York Mellon Corp.	3,112	147,447
BlackRock, Inc.	290	110,357
CME Group, Inc.	983	113,389
Credit Suisse Group AG (Registered)*	7,499	107,650
Intercontinental Exchange, Inc.	1,450	81,809
Morgan Stanley	3,500	147,875
Nasdaq, Inc.	1,086	72,892
NEX Group PLC	9,993	57,205
The Goldman Sachs Group, Inc.	600	143,670
Thomson Reuters Corp.	3,909	171,074
TP ICAP PLC	8,166	43,628
UBS Group AG (Registered)	8,715	136,319
		1,344,755
Consumer Finance 0.2%
American Express Co.	507	37,558
Capital One Financial Corp.	2,200	191,928
Discover Financial Services	1,810	130,483
Navient Corp.	1,056	17,350
		377,319
Diversified Financial Services 0.3%
Berkshire Hathaway, Inc. "B"*	1,417	230,943
Groupe Bruxelles Lambert SA	1,079	90,520
Investor AB "B"	2,094	78,399
Pargesa Holding SA (Bearer)	2,110	137,331
		537,193
Insurance 3.8%
Admiral Group PLC	6,047	136,319
Aflac, Inc.	2,429	169,058
Ageas	3,955	156,632
Alleghany Corp.*	35	21,284
Allianz SE (Registered)	1,207	199,554
Allstate Corp.	2,548	188,858
American International Group, Inc.	2,875	187,766
Aon PLC	435	48,516
Arch Capital Group Ltd.*	689	59,454
Assicurazioni Generali SpA	10,604	157,730
Assurant, Inc.	495	45,966
Aviva PLC	15,029	90,250
AXA SA	10,123	255,912
Axis Capital Holdings Ltd.	2,509	163,762
Baloise Holding AG (Registered)	900	113,362
Chubb Ltd.	1,731	228,700
Cincinnati Financial Corp.	1,800	136,350
Everest Re Group Ltd.	600	129,840
Fairfax Financial Holdings Ltd.	170	82,110
FNF Group	4,342	147,454
Great-West Lifeco, Inc.	4,126	108,078
Hannover Rueck SE	979	106,077
Hartford Financial Services Group, Inc.	1,321	62,946
Japan Post Holdings Co., Ltd.	13,000	162,013
Legal & General Group PLC	48,724	148,835
Manulife Financial Corp.	9,700	172,738
Marsh & McLennan Companies, Inc.	1,013	68,469
MetLife, Inc.	2,900	156,281
	Shares	Value ($)

MS&AD Insurance Group Holdings, Inc.	3,600	111,671
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,203	227,504
NN Group NV	6,297	213,690
Poste Italiane SpA 144A	16,016	106,298
Power Corp. of Canada	6,400	143,239
Power Financial Corp.	8,500	212,460
Principal Financial Group, Inc.	1,013	58,612
Progressive Corp.	4,560	161,880
Prudential Financial, Inc.	2,563	266,706
Sampo Oyj "A"	3,223	145,002
SCOR SE	1,635	56,530
Sompo Holdings, Inc.	500	16,930
Standard Life PLC	25,210	115,654
Sun Life Financial, Inc.	2,200	84,467
Suncorp Group Ltd.	19,025	185,534
Swiss Life Holding AG (Registered)*	520	147,324
Swiss Re AG	2,808	266,096
The Travelers Companies, Inc.	1,495	183,018
Tokio Marine Holdings, Inc.	1,600	65,686
Torchmark Corp.	806	59,451
Willis Towers Watson PLC	800	97,824
XL Group Ltd.	3,308	123,256
Zurich Insurance Group AG*	1,074	295,912
		7,049,058
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp., Inc.	8,036	127,853
Health Care 4.8%
Biotechnology 1.3%
AbbVie, Inc.	6,826	427,444
Actelion Ltd. (Registered)*	658	142,328
Alexion Pharmaceuticals, Inc.*	900	110,115
Alkermes PLC*	400	22,232
Amgen, Inc.	2,109	308,357
Biogen, Inc.*	541	153,417
BioMarin Pharmaceutical, Inc.*	300	24,852
Celgene Corp.*	1,700	196,775
CSL Ltd.	2,121	153,726
Gilead Sciences, Inc.	4,540	325,109
Incyte Corp.*	600	60,162
Regeneron Pharmaceuticals, Inc.*	400	146,836
Shire PLC	2,739	158,285
United Therapeutics Corp.*	1,300	186,459
Vertex Pharmaceuticals, Inc.*	100	7,367
		2,423,464
Health Care Equipment & Supplies 0.6%
Abbott Laboratories	5,212	200,193
Baxter International, Inc.	2,461	109,121
Becton, Dickinson & Co.	1,076	178,132
Danaher Corp.	2,461	191,564
Medtronic PLC	3,402	242,325
Stryker Corp.	1,099	131,671
Zimmer Biomet Holdings, Inc.	507	52,322
		1,105,328
Health Care Providers & Services 0.6%
Aetna, Inc.	1,411	174,978
AmerisourceBergen Corp.	1,303	101,882
Anthem, Inc.	1,358	195,240
Cardinal Health, Inc.	1,810	130,266
Cigna Corp.	501	66,828
	Shares	Value ($)

Express Scripts Holding Co.*	1,195	82,204
Humana, Inc.	326	66,514
McKesson Corp.	241	33,848
Quest Diagnostics, Inc.	953	87,581
UnitedHealth Group, Inc.	1,457	233,178
		1,172,519
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	1,183	166,921
Pharmaceuticals 2.2%
Allergan PLC*	781	164,018
Astellas Pharma, Inc.	8,400	116,814
AstraZeneca PLC	4,399	240,747
Bayer AG (Registered)	1,056	110,202
Bristol-Myers Squibb Co.	3,112	181,865
Daiichi Sankyo Co., Ltd.	6,100	124,768
Eisai Co., Ltd.	1,700	97,578
Eli Lilly & Co.	2,968	218,296
GlaxoSmithKline PLC	16,150	311,365
Johnson & Johnson	3,330	383,649
Merck & Co., Inc.	5,139	302,533
Mitsubishi Tanabe Pharma Corp.	8,900	174,672
Novartis AG (Registered)	3,436	249,782
Novo Nordisk AS ''B"	3,560	128,417
Orion Oyj "B"	3,170	141,014
Otsuka Holdings Co., Ltd.	2,900	126,392
Pfizer, Inc.	12,522	406,715
Roche Holding AG (Genusschein)	1,027	234,564
Sanofi	1,414	114,532
Takeda Pharmaceutical Co., Ltd.	4,100	169,570
UCB SA	1,078	69,130
		4,066,623
Industrials 6.9%
Aerospace & Defense 0.8%
BAE Systems PLC	11,050	80,619
Boeing Co.	1,376	214,216
Cobham PLC	49,602	100,152
General Dynamics Corp.	986	170,243
L3 Technologies, Inc.	260	39,549
Lockheed Martin Corp.	709	177,207
Northrop Grumman Corp.	867	201,647
Raytheon Co.	1,352	191,984
Rockwell Collins, Inc.	869	80,608
Singapore Technologies Engineering Ltd.	13,900	31,000
United Technologies Corp.	2,389	261,882
		1,549,107
Air Freight & Logistics 0.3%
FedEx Corp.	724	134,809
Royal Mail PLC	22,113	126,049
United Parcel Service, Inc. "B"	2,086	239,139
		499,997
Airlines 0.1%
Japan Airlines Co., Ltd.	3,600	105,112
Singapore Airlines Ltd.	5,974	39,907
Southwest Airlines Co.	46	2,293
		147,312
Building Products 0.1%
Johnson Controls International PLC	3,586	147,707
Commercial Services & Supplies 0.5%
Cintas Corp.	1,200	138,672
Dai Nippon Printing Co., Ltd.	11,000	108,733
	Shares	Value ($)

G4S PLC	28	81
Quad Graphics, Inc.	13	349
Republic Services, Inc.	4,777	272,528
Secom Co., Ltd.	1,500	109,729
Waste Connections, Inc.	1,900	149,321
Waste Management, Inc.	2,027	143,735
		923,148
Construction & Engineering 0.3%
Bouygues SA	2,434	87,312
Kajima Corp.	15,000	103,866
Obayashi Corp.	10,900	104,245
Taisei Corp.	15,000	104,996
VINCI SA	2,646	180,281
		580,700
Electrical Equipment 0.6%
ABB Ltd. (Registered)*	7,980	168,325
AMETEK, Inc.	1,231	59,827
Eaton Corp. PLC	3,889	260,913
Emerson Electric Co.	4,600	256,450
Mitsubishi Electric Corp.	11,300	157,474
Rockwell Automation, Inc.	1,300	174,720
Schneider Electric SE	1,113	77,513
		1,155,222
Industrial Conglomerates 1.0%
3M Co.	1,961	350,176
CK Hutchison Holdings Ltd.	15,701	177,795
General Electric Co.	12,449	393,389
Honeywell International, Inc.	2,606	301,905
Jardine Matheson Holdings Ltd.	2,900	160,099
Keppel Corp., Ltd.	19,400	77,582
NWS Holdings Ltd.	87,171	142,241
Roper Technologies, Inc.	796	145,732
Sembcorp Industries Ltd.	20,238	39,882
Siemens AG (Registered)	1,153	141,874
		1,930,675
Machinery 1.6%
Atlas Copco AB "B"	3,116	85,034
Caterpillar, Inc.	2,296	212,931
Cummins, Inc.	1,100	150,337
Deere & Co.	2,173	223,906
Dover Corp.	2,200	164,846
FANUC Corp.	900	152,704
Fortive Corp.	2,800	150,164
Illinois Tool Works, Inc.	1,907	233,531
Ingersoll-Rand PLC	2,400	180,096
Komatsu Ltd.	6,300	142,580
Kone Oyj "B"	3,407	152,787
MAN SE	1,694	168,096
Mitsubishi Heavy Industries Ltd.	1,000	4,556
PACCAR, Inc.	1,158	73,996
Parker-Hannifin Corp.	1,200	168,000
Schindler Holding AG (Registered)	767	134,051
SKF AB "B"	27	497
Stanley Black & Decker, Inc.	1,231	141,183
Volvo AB "B"	16,093	188,004
Wartsila Oyj	1,838	82,573
Yangzijiang Shipbuilding Holdings Ltd.	126,907	71,355
		2,881,227
Marine 0.1%
Kuehne + Nagel International AG (Registered)	866	114,592
	Shares	Value ($)

Professional Services 0.4%
Adecco Group AG (Registered)	2,241	146,777
Capita PLC	17,783	116,503
Equifax, Inc.	1,300	153,699
Nielsen Holdings PLC	3,829	160,627
SGS SA (Registered)	70	142,409
		720,015
Road & Rail 0.4%
Canadian National Railway Co.	218	14,671
CSX Corp.	3,547	127,444
East Japan Railway Co.	997	86,124
MTR Corp., Ltd.	25,695	124,995
Norfolk Southern Corp.	796	86,024
Union Pacific Corp.	2,027	210,159
West Japan Railway Co.	1,161	71,180
		720,597
Trading Companies & Distributors 0.5%
Fastenal Co.	3,600	169,128
ITOCHU Corp.	12,139	161,251
Marubeni Corp.	21,849	123,897
Mitsubishi Corp.	4,328	92,199
Mitsui & Co., Ltd.	10,651	146,452
Sumitomo Corp.	9,666	113,736
W.W. Grainger, Inc.	579	134,473
		941,136
Transportation Infrastructure 0.2%
Atlantia SpA	4,329	101,747
Macquarie Infrastructure Corp.	2,200	179,740
Transurban Group (Units)	6,095	45,450
		326,937
Information Technology 9.3%
Communications Equipment 0.9%
Cisco Systems, Inc.	13,235	399,961
F5 Networks, Inc.*	700	101,304
Harris Corp.	2,249	230,455
Juniper Networks, Inc.	3,172	89,641
Motorola Solutions, Inc.	2,630	218,001
Nokia Oyj	68,785	332,590
Palo Alto Networks, Inc.*	400	50,020
Telefonaktiebolaget LM Ericsson "B"	51,614	303,299
		1,725,271
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp. "A"	1,449	97,373
Avnet, Inc.	1,253	59,655
Corning, Inc.	8,721	211,659
Hitachi Ltd.	18,485	99,970
Keyence Corp.	200	137,192
Kyocera Corp.	2,500	124,335
Murata Manufacturing Co., Ltd.	606	81,100
TE Connectivity Ltd.	2,554	176,941
		988,225
Internet Software & Services 1.0%
Alphabet, Inc. "A"*	400	316,980
Alphabet, Inc. "C"*	500	385,910
eBay, Inc.*	7,060	209,612
Facebook, Inc. "A"*	3,100	356,655
Mixi, Inc.	3,100	113,224
Yahoo Japan Corp.	60,300	231,510
Yahoo!, Inc.*	5,400	208,818
		1,822,709
	Shares	Value ($)

IT Services 2.2%
Accenture PLC "A"	2,286	267,759
Amadeus IT Group SA	2,405	109,405
Atos SE	413	43,701
Automatic Data Processing, Inc.	2,986	306,901
Broadridge Financial Solutions, Inc.	2,000	132,600
Cognizant Technology Solutions Corp. "A"*	3,300	184,899
Computer Sciences Corp.	2,800	166,376
Fidelity National Information Services, Inc.	2,201	166,484
Fiserv, Inc.*	1,996	212,135
Fujitsu Ltd.	24,000	133,308
International Business Machines Corp.	2,823	468,590
Mastercard, Inc. "A"	2,700	278,775
Nomura Research Institute Ltd.	3,410	103,758
NTT Data Corp.	2,000	96,713
Paychex, Inc.	4,623	281,448
PayPal Holdings, Inc.*	3,300	130,251
Sabre Corp.	5,200	129,740
Total System Services, Inc.	2,079	101,933
Vantiv, Inc. "A"*	1,312	78,222
Visa, Inc. "A"	3,865	301,547
Western Union Co.	11,509	249,976
Xerox Corp.	20,974	183,103
		4,127,624
Semiconductors & Semiconductor Equipment 1.6%
Analog Devices, Inc.	2,389	173,489
Applied Materials, Inc.	3,800	122,626
ASML Holding NV	222	24,893
Broadcom Ltd.	1,551	274,170
Intel Corp.	9,860	357,622
KLA-Tencor Corp.	2,021	159,012
Lam Research Corp.	1,259	133,114
Linear Technology Corp.	2,500	155,875
Marvell Technology Group Ltd.	4,271	59,239
Maxim Integrated Products, Inc.	4,054	156,363
Microchip Technology, Inc.	2,538	162,813
NVIDIA Corp.	1,300	138,762
QUALCOMM, Inc.	5,515	359,578
Skyworks Solutions, Inc.	1,400	104,524
Texas Instruments, Inc.	3,621	264,224
Tokyo Electron Ltd.	2,000	189,329
Xilinx, Inc.	2,800	169,036
		3,004,669
Software 1.9%
Activision Blizzard, Inc.	5,383	194,380
Adobe Systems, Inc.*	1,200	123,540
ANSYS, Inc.*	724	66,963
CA, Inc.	6,685	212,382
CDK Global, Inc.	2,000	119,380
Dell Technologies, Inc. "V"*	4,829	265,450
Electronic Arts, Inc.*	1,426	112,312
Intuit, Inc.	1,400	160,454
Microsoft Corp.	6,974	433,364
Nice Ltd.	1,927	131,358
Nintendo Co., Ltd.	500	104,940
Oracle Corp.	8,901	342,243
Oracle Corp.	2,000	100,708
Red Hat, Inc.*	1,500	104,550
salesforce.com, Inc.*	2,000	136,920
SAP SE	2,741	238,291
Symantec Corp.	7,428	177,455
	Shares	Value ($)

Synopsys, Inc.*	1,295	76,224
The Sage Group PLC	13,235	106,970
Trend Micro, Inc.	2,800	99,646
VMware, Inc. "A"* (a)	3,024	238,079
		3,545,609
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	4,783	553,967
Canon, Inc.	11,174	314,921
FUJIFILM Holdings Corp.	3,600	136,568
Hewlett Packard Enterprise Co.	10,400	240,656
HP, Inc.	12,754	189,269
NetApp, Inc.	2,389	84,260
Ricoh Co., Ltd.	12,647	106,794
Seagate Technology PLC	3,600	137,412
Seiko Epson Corp.	2,800	59,222
Western Digital Corp.	2,700	183,465
		2,006,534
Materials 1.3%
Chemicals 0.8%
Air Products & Chemicals, Inc.	900	129,438
BASF SE	1,393	129,422
Celanese Corp. "A"	732	57,638
Dow Chemical Co.	3,496	200,041
E.I. du Pont de Nemours & Co.	1,376	100,998
Ecolab, Inc.	362	42,434
EMS-Chemie Holding AG (Registered)	110	55,977
GEO Specialty Chemicals, Inc.*	19,324	7,588
Israel Chemicals Ltd.	15,855	65,079
Kuraray Co., Ltd.	900	13,529
LyondellBasell Industries NV "A"	2,654	227,660
Mitsubishi Chemical Holdings Corp.	600	3,892
Monsanto Co.	941	99,003
Praxair, Inc.	507	59,415
Solvay SA	911	107,017
Syngenta AG (Registered)	281	111,059
		1,410,190
Construction Materials 0.0%
Fletcher Building Ltd.	8,134	59,836
Containers & Packaging 0.1%
International Paper Co.	2,655	140,875
WestRock Co.	404	20,511
		161,386
Metals & Mining 0.3%
Franco-Nevada Corp.	2,000	119,584
Newmont Mining Corp.	3,188	108,615
Nucor Corp.	2,065	122,909
Rio Tinto PLC	4,820	187,793
		538,901
Paper & Forest Products 0.1%
Stora Enso Oyj "R"	12,231	131,916
UPM-Kymmene Oyj	5,018	123,738
		255,654
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs) 1.6%
American Tower Corp.	800	84,544
AvalonBay Communities, Inc.	739	130,914
Crown Castle International Corp.	1,478	128,246
Dexus Property Group	11,978	83,124
Equity Residential	2,500	160,900
General Growth Properties, Inc.	3,800	94,924
	Shares	Value ($)

H&R Real Estate Investment Trust (Units)	5,712	95,168
HCP, Inc.	6,559	194,933
Host Hotels & Resorts, Inc.	9,200	173,328
Iron Mountain, Inc.	3,100	100,688
Kimco Realty Corp.	4,900	123,284
Prologis, Inc.	2,200	116,138
Public Storage	700	156,450
Realty Income Corp.	2,125	122,145
RioCan Real Estate Investment Trust	5,400	107,103
Scentre Group	43,783	146,612
Simon Property Group, Inc.	700	124,369
The Macerich Co.	1,000	70,840
UDR, Inc.	2,500	91,200
Ventas, Inc.	2,000	125,040
VEREIT, Inc.	11,640	98,474
Vicinity Centres	40,703	87,887
Welltower, Inc.	2,864	191,688
Weyerhaeuser Co.	2,400	72,216
		2,880,215
Real Estate Management & Development 0.3%
Henderson Land Development Co., Ltd.	16,514	87,812
New World Development Co., Ltd.	44,151	46,694
Sun Hung Kai Properties Ltd.	11,536	145,856
Swire Pacific Ltd. "A"	12,305	117,610
Swiss Prime Site AG (Registered)*	1,553	127,142
Wharf Holdings Ltd.	6,835	45,454
		570,568
Telecommunication Services 3.7%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	12,573	534,730
BCE, Inc.	6,804	294,072
Bezeq Israeli Telecommunication Corp., Ltd.	189,510	360,202
BT Group PLC	51,995	235,764
Deutsche Telekom AG (Registered)	9,327	160,594
Elisa Oyj	3,142	102,487
HKT Trust & HKT Ltd. "SS", (Units)	145,683	178,511
Inmarsat PLC	13,209	122,380
Nippon Telegraph & Telephone Corp.	8,400	352,774
Orange SA	7,544	114,715
PCCW Ltd.	369,183	199,941
Proximus SA	10,168	293,152
Singapore Telecommunications Ltd.	70,245	176,107
Spark New Zealand Ltd.	98,244	232,795
Swisscom AG (Registered)	492	220,482
Telecom Italia SpA (RSP)*	217,970	157,944
Telefonica Deutschland Holding AG	29,696	127,297
Telenor ASA	9,475	141,664
Telstra Corp., Ltd.	89,735	330,473
TELUS Corp.	6,732	214,347
Verizon Communications, Inc.	10,071	537,590
		5,088,021
Wireless Telecommunication Services 1.0%
KDDI Corp.	11,000	278,489
Millicom International Cellular SA (SDR)	2,271	97,057
NTT DoCoMo, Inc.	14,969	341,244
Rogers Communications, Inc. "B"	3,207	123,704
SoftBank Group Corp.	1,900	126,386
StarHub Ltd.	103,900	201,527
	Shares	Value ($)

T-Mobile U.S., Inc.*	3,200	184,032
Tele2 AB "B"	17,137	137,595
Vodafone Group PLC	127,480	314,493
		1,804,527
Utilities 2.1%
Electric Utilities 1.3%
Alliant Energy Corp.	1,634	61,912
American Electric Power Co., Inc.	2,254	141,912
CLP Holdings Ltd.	1,690	15,542
Duke Energy Corp.	3,695	286,806
Edison International	2,079	149,667
Endesa SA	2,489	52,806
Entergy Corp.	1,991	146,279
Eversource Energy	2,723	150,391
Exelon Corp.	6,600	234,234
FirstEnergy Corp.	3,900	120,783
HK Electric Investments & HK Electric Investments Ltd. "SS", 144A (Units)	89,000	73,446
NextEra Energy, Inc.	900	107,514
PG&E Corp.	2,325	141,290
Pinnacle West Capital Corp.	960	74,909
Power Assets Holdings Ltd.	3,243	28,586
PPL Corp.	5,646	192,246
Southern Co.	5,079	249,836
SSE PLC	6,377	122,257
Xcel Energy, Inc.	3,125	127,188
		2,477,604
Independent Power & Renewable Electricity Producers 0.1%
Meridian Energy Ltd.	59,474	107,446
Multi-Utilities 0.7%
Ameren Corp.	1,301	68,250
CenterPoint Energy, Inc.	1,689	41,617
CMS Energy Corp.	2,461	102,427
Consolidated Edison, Inc.	2,582	190,242
Dominion Resources, Inc.	3,040	232,834
DTE Energy Co.	927	91,319
DUET Group (Units)	9,497	18,781
National Grid PLC	9,911	116,309
Public Service Enterprise Group, Inc.	2,784	122,162
SCANA Corp.	1,930	141,430
Sempra Energy	1,300	130,832
WEC Energy Group, Inc.	1,671	98,004
		1,354,207
Total Common Stocks (Cost $95,386,336)		106,543,869

Preferred Stock 0.2%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG	3,157	241,945
Volkswagen AG	984	138,220
Total Preferred Stock (Cost $374,243)		380,165

Rights 0.0%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018*	7,499	7,611
Safeway PDC LLC, Expiration Date 1/30/2017*	7,499	366
Total Rights (Cost $7,977)		7,977
	Shares	Value ($)

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $30,283)	170	772

		Principal Amount ($)(b)	Value ($)

Corporate Bonds 13.5%
Consumer Discretionary 1.2%
21st Century Fox America, Inc., 144A, 3.375%, 11/15/2026		536,000	525,429
Charter Communications Operating LLC:
3.579%, 7/23/2020		40,000	40,809
4.908%, 7/23/2025		30,000	31,618
Churchill Downs, Inc., 5.375%, 12/15/2021		28,000	29,050
Cox Communications, Inc., 144A, 3.35%, 9/15/2026		30,000	28,648
CVS Health Corp., 5.125%, 7/20/2045		50,000	55,722
Ford Motor Co., 5.291%, 12/8/2046		35,000	35,455
Ford Motor Credit Co., LLC, 5.875%, 8/2/2021		750,000	828,276
General Motors Co., 6.6%, 4/1/2036		30,000	34,290
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		55,000	54,854
3.2%, 7/13/2020		100,000	100,301
3.2%, 7/6/2021		60,000	59,500
The Gap, Inc., 5.95%, 4/12/2021 (a)		160,000	168,375
Time Warner, Inc., 3.8%, 2/15/2027		110,000	109,375
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		40,000	41,112
			2,142,814
Consumer Staples 0.5%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		70,000	75,661
Kellogg Co., 2.65%, 12/1/2023		515,000	498,208
Kraft Heinz Foods Co., 4.375%, 6/1/2046		35,000	32,934
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	268,750
Molson Coors Brewing Co., 4.2%, 7/15/2046		40,000	37,293
			912,846
Energy 4.1%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021 (a)		15,000	16,083
5.55%, 3/15/2026 (a)		50,000	55,963
ConocoPhillips Co., 4.15%, 11/15/2034		35,000	34,210
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		350,000	358,750
Empresa Nacional del Petroleo, 144A, 3.75%, 8/5/2026		400,000	373,936
Enbridge, Inc., 5.5%, 12/1/2046		115,000	123,052
Encana Corp., 5.15%, 11/15/2041		150,000	136,120
Energy Transfer Partners LP, 5.95%, 10/1/2043		30,000	30,919
Halliburton Co., 4.85%, 11/15/2035		45,000	47,458
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		800,000	869,280
		Principal Amount ($)(b)	Value ($)

Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042		40,000	37,268
6.375%, 3/1/2041		10,000	10,848
Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		750,000	834,375
Marathon Oil Corp., 5.2%, 6/1/2045		140,000	131,957
Noble Holding International Ltd., 5.25%, 3/16/2018		10,000	9,975
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		800,000	841,828
Petrobras Global Finance BV, 8.375%, 5/23/2021		1,600,000	1,724,000
Petroleos Mexicanos:
144A, 4.625%, 9/21/2023		540,000	525,312
144A, 5.375%, 3/13/2022		171,000	175,101
Plains All American Pipeline LP:
2.85%, 1/31/2023		55,000	51,994
4.3%, 1/31/2043		15,000	12,428
4.5%, 12/15/2026		490,000	497,078
Regency Energy Partners LP, 4.5%, 11/1/2023		40,000	40,589
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		500,000	498,332
Shell International Finance BV, 4.0%, 5/10/2046		40,000	38,250
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		40,000	38,620
Valero Energy Corp., 3.4%, 9/15/2026		105,000	100,591
Valero Energy Partners LP, 4.375%, 12/15/2026		35,000	35,314
			7,649,631
Financials 3.6%
Akbank TAS, 144A, 5.0%, 10/24/2022		750,000	712,500
Apollo Investment Corp., 5.25%, 3/3/2025		60,000	58,390
Ares Capital Corp., 3.625%, 1/19/2022		60,000	58,166
Bank of America Corp.:
3.5%, 4/19/2026		50,000	49,334
3.875%, 8/1/2025		750,000	762,623
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		220,000	227,279
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		500,000	500,000
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		20,000	19,728
Branch Banking & Trust Co., 1.45%, 5/10/2019		50,000	49,443
Citigroup, Inc., 3.3%, 4/27/2025		750,000	734,792
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	261,250
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		250,000	255,000
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	48,495
FS Investment Corp., 4.75%, 5/15/2022		70,000	69,800
HSBC Holdings PLC:
4.375%, 11/23/2026		200,000	201,485
6.375%, 12/29/2049 (a)		200,000	199,000
JPMorgan Chase & Co., 2.95%, 10/1/2026		190,000	181,353
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		30,000	28,325
		Principal Amount ($)(b)	Value ($)

Legg Mason, Inc., 5.625%, 1/15/2044		50,000	48,690
Loews Corp., 4.125%, 5/15/2043		40,000	38,375
Manulife Financial Corp., 5.375%, 3/4/2046		55,000	62,746
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	9,172
Morgan Stanley:
3.125%, 7/27/2026		50,000	47,769
6.25%, 8/9/2026		600,000	717,037
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		40,000	41,654
Societe Generale SA, 144A, 2.625%, 9/16/2020		100,000	100,051
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		200,000	198,288
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		30,000	29,297
The Goldman Sachs Group, Inc.:
2.64%**, 10/28/2027		750,000	764,546
3.5%, 11/16/2026		20,000	19,540
3.75%, 2/25/2026		50,000	50,147
Voya Financial, Inc., 4.8%, 6/15/2046		45,000	43,742
Wells Fargo & Co., 3.0%, 10/23/2026		80,000	76,192
			6,664,209
Health Care 0.5%
Abbott Laboratories:
2.9%, 11/30/2021		170,000	169,515
4.9%, 11/30/2046		175,000	179,609
AbbVie, Inc., 4.7%, 5/14/2045		60,000	58,868
Actavis Funding SCS, 4.75%, 3/15/2045		25,000	24,543
Aetna, Inc., 4.375%, 6/15/2046		40,000	40,166
Celgene Corp., 5.0%, 8/15/2045		30,000	31,192
Gilead Sciences, Inc., 4.15%, 3/1/2047		40,000	37,992
Mylan NV, 144A, 5.25%, 6/15/2046		55,000	50,726
Pfizer, Inc.:
4.0%, 12/15/2036		40,000	40,982
4.125%, 12/15/2046		20,000	20,345
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026		110,000	102,777
Stryker Corp., 4.625%, 3/15/2046		40,000	40,787
UnitedHealth Group, Inc.:
3.45%, 1/15/2027		50,000	50,792
4.2%, 1/15/2047		80,000	80,920
			929,214
Industrials 0.1%
CSX Corp., 4.25%, 11/1/2066		25,000	22,815
FedEx Corp., 4.55%, 4/1/2046		30,000	30,231
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		30,000	29,511
Roper Technologies, Inc., 3.8%, 12/15/2026		55,000	55,424
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027		40,000	37,795
			175,776
		Principal Amount ($)(b)	Value ($)

Information Technology 0.2%
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026		50,000	47,456
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		200,000	206,949
144A, 8.1%, 7/15/2036		30,000	35,688
NVIDIA Corp.:
2.2%, 9/16/2021		40,000	39,044
3.2%, 9/16/2026		40,000	38,458
Seagate HDD Cayman, 5.75%, 12/1/2034		50,000	42,625
			410,220
Materials 2.0%
CF Industries, Inc.:
144A, 3.4%, 12/1/2021		180,000	178,108
144A, 4.5%, 12/1/2026		20,000	19,658
Equate Petrochemical BV, 144A, 4.25%, 11/3/2026		690,000	658,453
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		20,000	20,450
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (a)		570,000	567,150
Potash Corp. of Saskatchewan, Inc., 4.0%, 12/15/2026		85,000	85,538
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		805,000	772,800
UPL Corp., Ltd., 144A, 3.25%, 10/13/2021		600,000	583,883
Vale Overseas Ltd., 5.875%, 6/10/2021		800,000	838,000
			3,724,040
Real Estate 0.5%
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		50,000	46,867
(REIT), 5.25%, 12/1/2023		70,000	68,829
(REIT), 5.95%, 12/15/2026		120,000	120,793
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		220,000	232,256
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		60,000	60,797
Select Income REIT, (REIT), 4.15%, 2/1/2022		60,000	59,416
Trust F/1401, 144A, (REIT), 5.25%, 1/30/2026		355,000	339,912
			928,870
Telecommunication Services 0.6%
AT&T, Inc., 4.5%, 5/15/2035		80,000	77,293
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		1,000,000	1,047,435
Verizon Communications, Inc., 4.672%, 3/15/2055		60,000	56,347
			1,181,075
Utilities 0.2%
Adani Transmission Ltd., 144A, 4.0%, 8/3/2026		200,000	188,855
Electricite de France SA, 144A, 4.75%, 10/13/2035		95,000	95,313
Southern Power Co., Series F, 4.95%, 12/15/2046		29,000	28,259
			312,427
Total Corporate Bonds (Cost $25,361,513)			25,031,122

		Principal Amount ($)(b)	Value ($)

Asset-Backed 0.3%
Miscellaneous
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		232,725	229,785
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		271,641	273,222
Total Asset-Backed (Cost $504,086)			503,007

Mortgage-Backed Securities Pass-Throughs 0.7%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		5,656	6,403
Federal National Mortgage Association:
3.5%, 3/1/2046		1,316,611	1,340,530
4.5%, 9/1/2035		14,282	15,435
6.0%, 1/1/2024		17,533	19,835
6.5%, 5/1/2017		893	896
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,401,908)			1,383,099

Commercial Mortgage-Backed Securities 1.0%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.191%**, 12/15/2040		250,000	249,687
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		300,000	312,387
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.548%***, 12/25/2024		4,975,774	182,684
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,681	494,094
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		450,000	452,522
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,023
Total Commercial Mortgage-Backed Securities (Cost $1,827,152)			1,821,397

Collateralized Mortgage Obligations 1.2%
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.734%**, 9/25/2028		596,332	602,533
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		348,679	30,064
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		467,735	43,234
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		680,909	78,269
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		343,018	31,488
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		1,483,032	294,944
"H", Series 2278, 6.5%, 1/15/2031		127	132
		Principal Amount ($)(b)	Value ($)

Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	127,593
"4", Series 406, Interest Only, 4.0%, 9/25/2040		125,927	24,894
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		147,143	27,160
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		273,215	26,635
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		369,117	55,490
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		183,917	2,573
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		55,462	6,729
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	635,931
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		92,303	15,395
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		252,844	41,293
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		119,250	12,653
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		263,212	52,110
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		273,554	49,052
"AI", Series 2007-38, Interest Only, 5.753%***, 6/16/2037		50,144	7,255
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		209,804	36,123
Total Collateralized Mortgage Obligations (Cost $1,980,041)			2,201,550

Government & Agency Obligations 13.0%
Other Government Related (c) 1.4%
Novatek OAO, 144A, 4.422%, 12/13/2022		216,000	213,132
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		800,000	795,533
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	199,240
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		750,000	739,417
Vnesheconombank, 144A, 6.902%, 7/9/2020		500,000	540,150
			2,487,472
Sovereign Bonds 2.8%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	103,957
Export-Import Bank of India, 144A, 3.375%, 8/5/2026		1,000,000	933,271
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	102,147
Mexican Udibonos, Series S, 2.0%, 6/9/2022	MXN	8,363,295	389,589
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	434,376
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	16,900,000	65,567
Republic of Namibia, 144A, 5.25%, 10/29/2025		250,000	244,775
		Principal Amount ($)(b)	Value ($)

Republic of Panama, 3.875%, 3/17/2028		200,000	195,500
Republic of Portugal, 144A, 5.125%, 10/15/2024		400,000	387,000
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	202,063
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	51,025,200	2,184,024
			5,242,269
U.S. Government Sponsored Agency 0.4%
Tennessee Valley Authority, 4.25%, 9/15/2065		778,000	800,888
U.S. Treasury Obligations 8.0%
U.S. Treasury Bonds:
2.25%, 8/15/2046		30,000	25,225
3.625%, 2/15/2044		170,000	188,428
5.375%, 2/15/2031		571,000	760,501
U.S. Treasury Notes:
0.75%, 10/31/2017 (e) (f)		2,556,000	2,553,705
0.75%, 4/30/2018 (e)		6,000,000	5,980,314
0.75%, 7/15/2019		60,000	59,128
1.25%, 1/31/2020		180,000	178,678
1.625%, 2/15/2026		4,875,000	4,555,078
1.625%, 5/15/2026		375,000	349,687
			14,650,744
Total Government & Agency Obligations (Cost $23,554,845)			23,181,373

Short-Term U.S Treasury Obligations 0.4%
U.S. Treasury Bills:
0.4%****, 2/9/2017 (d)		658,000	657,697
0.56%****, 6/1/2017 (d)		156,000	155,597
Total Short-Term U.S. Treasury Obligations (Cost $813,348)			813,294

Municipal Bonds and Notes 0.1%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $142,644)		142,644	144,179

		Principal Amount ($)(b)	Value ($)

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $227,653)		230,026	235,294

	Shares	Value ($)

Exchange-Traded Funds 9.9%
iShares iBoxx $ High Yield Corporate Bond ETF	60,000	5,193,000
SPDR Bloomberg Barclays High Yield Bond ETF (a)	235,800	8,594,910
VanEck Vectors JPMorgan EM Local Currency Bond ETF	253,324	4,458,501
Total Exchange-Traded Funds (Cost $17,700,207)		18,246,411

Securities Lending Collateral 5.0%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (g) (h) (Cost $9,315,773)	9,315,773	9,315,773

Cash Equivalents 1.4%
Deutsche Central Cash Management Government Fund, 0.49% (g) (Cost $2,593,226)	2,593,226	2,593,226

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,221,235)†	104.0	192,402,508
Other Assets and Liabilities, Net	(4.0)	(7,382,463)
Net Assets	100.0	185,020,045

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2016.

*** These securities are shown at their current rate as of December 31, 2016.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $181,705,030. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $10,697,478. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,920,452 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,222,974.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $9,099,320, which is 4.9% of net assets.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At December 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At December 31, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(f) At December 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EM: Emerging Markets

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SDR: Swedish Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

At December 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3 Month Euro Euribor Interest Rate Futures	EUR	12/18/2017	10	2,638,600	116
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	12/18/2017	11	2,720,294	(1,906)
3 Month Euroyen Futures	JPY	12/18/2017	12	2,565,305	(162)
90 Day Eurodollar	USD	12/18/2017	11	2,708,200	(3,606)
90 Day Sterling Interest Rate Futures	GBP	12/20/2017	17	2,606,541	1,536
ASX 90 Day Bank Accepted Bills	AUD	12/7/2017	15	10,771,368	(2,937)
S&P 500 E-Mini Index	USD	3/17/2017	35	3,913,350	(55,542)
Ultra Long U.S. Treasury Bond	USD	3/22/2017	73	11,698,250	(212,309)
Total net unrealized depreciation					(274,810)

At December 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/22/2017	23	2,858,469	19,717
U.S. Treasury Long Bond	USD	3/22/2017	16	2,410,500	33,465
Ultra 10 Year U.S. Treasury Note	USD	3/22/2017	5	670,313	6,357
Total unrealized appreciation					59,539

At December 31, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (i)	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	7,700,000	5.0%	Markit CDX North America High Yield Index	551,832	246,366

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/16/2020	17,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	375,371	381,561
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(25,723)	(18,146)
12/4/2015 12/4/2045	4,900,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(55,899)	46,607
5/9/2016 5/9/2026	2,100,000	Fixed — 2.48%	Floating — 3-Month LIBOR	(40,132)	(18,089)
7/13/2016 7/13/2046	3,400,000	Fixed — 2.22%	Floating — 3-Month LIBOR	230,200	293,122
12/21/2016 12/21/2046	2,940,000	Fixed — 2.25%	Floating — 3-Month LIBOR	234,561	514,387
Total net unrealized appreciation					1,199,442

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2016 is 1.00%.

As of December 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	9,370,000	USD	10,501,081	1/11/2017	632,593	Societe Generale
JPY	1,196,000,000	USD	11,547,302	1/11/2017	1,308,808	Morgan Stanley
USD	1,614,528	ZAR	23,000,000	1/17/2017	56,252	Goldman Sachs & Co.
CAD	3,745,200	USD	2,799,775	1/25/2017	9,589	Barclays Bank PLC
MXN	22,200,000	USD	1,186,341	1/26/2017	118,745	Barclays Bank PLC
MXN	22,200,000	USD	1,091,258	2/14/2017	26,333	Barclays Bank PLC
JPY	1,061,000,000	USD	9,716,340	2/17/2017	617,958	Goldman Sachs & Co.
USD	739,667	MXN	15,470,000	2/21/2017	1,786	JPMorgan Chase Securities, Inc.
MXN	46,418,196	USD	2,252,137	2/21/2017	27,384	JPMorgan Chase Securities, Inc.
KRW	4,300,000,000	USD	3,668,472	3/2/2017	108,028	Australia & New Zealand Banking Group Ltd.
JPY	409,128,200	USD	3,572,917	3/2/2017	62,696	Morgan Stanley
USD	5,506,778	EUR	5,250,000	3/20/2017	40,570	Barclays Bank PLC
USD	2,025,092	GBP	1,640,000	4/4/2017	718	Barclays Bank PLC
Total unrealized appreciation					3,011,460

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	5,019,409	EUR	4,686,000	1/11/2017	(84,112)	Goldman Sachs & Co.
USD	5,006,142	EUR	4,684,000	1/11/2017	(72,951)	Toronto-Dominion Bank
USD	11,221,682	JPY	1,196,000,000	1/11/2017	(983,188)	State Street Bank & Trust Co.
ZAR	23,000,000	USD	1,578,489	1/17/2017	(92,291)	Citigroup, Inc.
USD	2,792,718	CAD	3,745,172	1/25/2017	(2,553)	Toronto-Dominion Bank
USD	1,156,967	MXN	22,200,000	1/26/2017	(89,371)	Citigroup, Inc.
USD	1,110,469	MXN	22,200,000	2/14/2017	(45,544)	Citigroup, Inc.
USD	4,688,075	JPY	530,390,000	2/17/2017	(139,827)	JPMorgan Chase Securities, Inc.
USD	4,551,846	JPY	530,610,000	2/17/2017	(1,712)	Goldman Sachs & Co.
MXN	8,060,000	USD	385,445	2/28/2017	(527)	Toronto-Dominion Bank
USD	3,641,085	JPY	409,128,200	3/2/2017	(130,864)	Goldman Sachs & Co.
KRW	14,492,000	USD	11,976	3/2/2017	(428)	Australia & New Zealand Banking Group Ltd.
USD	3,692,966	KRW	4,314,492,000	3/2/2017	(120,094)	Barclays Bank PLC
EUR	5,250,000	USD	5,489,857	3/20/2017	(57,490)	Bank of America
Total unrealized depreciation					(1,820,952)

Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

JPY Japanese Yen

KRW South Korean Won

MXN Mexican Peso

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swaps, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$ 8,442,266	$ 5,369,479	$ —	$ 13,811,745
Consumer Staples	6,515,909	2,397,577	—	8,913,486
Energy	5,673,284	3,262,464	—	8,935,748
Financials	9,173,263	10,207,204	—	19,380,467
Health Care	6,070,969	2,863,886	—	8,934,855
Industrials	7,443,956	5,194,416	—	12,638,372
Information Technology	13,696,896	3,523,745	—	17,220,641
Materials	1,429,121	989,258	7,588	2,425,967
Real Estate	2,562,592	888,191	—	3,450,783
Telecommunication Services	1,888,475	5,004,073	—	6,892,548
Utilities	3,404,084	535,173	—	3,939,257
Preferred Stock	—	380,165	—	380,165
Rights	—	—	7,977	7,977
Warrants	—	—	772	772
Fixed Income Investments (j)
Corporate Bonds	—	25,031,122	—	25,031,122
Asset-Backed	—	503,007	—	503,007
Mortgage-Backed Securities Pass-Throughs	—	1,383,099	—	1,383,099
Commercial Mortgage-Backed Securities	—	1,821,397	—	1,821,397
Collateralized Mortgage Obligations	—	2,201,550	—	2,201,550
Government & Agency Obligations	—	23,181,373	—	23,181,373
Short-Term U.S. Treasury Obligations	—	813,294	—	813,294
Municipal Bonds and Notes	—	144,179	—	144,179
Convertible Bond	—	—	235,294	235,294
Exchange-Traded Funds	18,246,411	—	—	18,246,411
Short-Term Investments (j)	11,908,999	—	—	11,908,999
Derivatives (k)
Futures Contracts	61,191	—	—	61,191
Credit Default Swap Contracts	—	246,366	—	246,366
Interest Rate Swap Contracts	—	1,235,677	—	1,235,677
Forward Foreign Currency Exchange Contracts	—	3,011,460	—	3,011,460
Total	$96,517,416	$100,188,155	$ 251,631	$196,957,202
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$ (276,462)	$ —	$ —	$ (276,462)
Interest Rate Swap Contracts	—	(36,235)	—	(36,235)
Forward Foreign Currency Exchange Contracts	—	(1,820,952)	—	(1,820,952)
Total	$ (276,462)	$ (1,857,187)	$ —	$ (2,133,649)

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $169,312,236) — including $9,099,320 of securities loaned	$180,493,509
Investment in Government & Agency Securities Portfolio (cost $9,315,773)*	9,315,773
Investments in Deutsche Central Cash Management Government Fund (cost $2,593,226)	2,593,226
Total investments in securities, at value (cost $181,221,235)	192,402,508
Foreign currency, at value (cost $621,227)	619,456
Deposit from broker on bilateral swap contracts	2,110,000
Receivable for investments sold	760
Receivable for Fund shares sold	178,819
Dividends receivable	236,575
Interest receivable	526,677
Receivable for variation margin on futures contracts	37,581
Unrealized appreciation on forward foreign currency exchange contracts	3,011,460
Foreign taxes recoverable	77,658
Other assets	8,654
Total assets	199,210,148
Liabilities
Cash overdraft	181,684
Payable upon return of securities loaned	9,315,773
Payable for investments purchased	388,488
Payable for Fund shares redeemed	14,509
Payable for variation margin on centrally cleared swaps	116,501
Payable upon return of deposit for bilateral swap contracts	2,110,000
Unrealized depreciation on forward foreign currency exchange contracts	1,820,952
Accrued management fee	58,130
Accrued Trustees' fees	2,860
Other accrued expenses and payables	181,206
Total liabilities	14,190,103
Net assets, at value	$185,020,045
Net Assets Consist of
Undistributed net investment income	4,038,796
Net unrealized appreciation (depreciation) on: Investments	11,181,273
Swap contracts	1,445,808
Futures	(215,271)
Foreign currency	1,181,058
Accumulated net realized gain (loss)	(6,246,463)
Paid-in capital	173,634,844
Net assets, at value	$185,020,045
Class A Net Asset Value, offering and redemption price per share ($185,020,045 ÷ 7,873,905 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 23.50

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $176,266)	$ 4,532,750
Interest (net of foreign taxes withheld of $606)	1,456,701
Income distributions — Deutsche Central Cash Management Government Fund	39,912
Securities lending income, net of borrower rebates	60,245
Other income	143,738
Total income	6,233,346
Expenses: Management fee	702,468
Administration fee	189,856
Services to shareholders	1,443
Custodian fee	50,480
Professional fees	98,128
Reports to shareholders	59,668
Trustees' fees and expenses	9,416
Other	63,140
Total expenses	1,174,599
Net investment income	5,058,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,615
Swap contracts	45,729
Futures	(438,677)
Written options	3,245
Foreign currency	186,043
(200,045)
Change in net unrealized appreciation (depreciation) on: Investments	6,028,993
Swap contracts	965,618
Futures	(278,669)
Written options	(102,473)
Foreign currency	726,030
7,339,499
Net gain (loss)	7,139,454
Net increase (decrease) in net assets resulting from operations	$ 12,198,201

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 5,058,747	$ 6,650,199
Net realized gain (loss)	(200,045)	(5,329,330)
Change in net unrealized appreciation (depreciation)	7,339,499	(4,092,770)
Net increase (decrease) in net assets resulting from operations	12,198,201	(2,771,901)
Distributions to shareholders from: Net investment income: Class A	(7,851,269)	(7,355,308)
Net realized gains: Class A	—	(6,214,133)
Total distributions	(7,851,269)	(13,569,441)
Fund share transactions: Class A Proceeds from shares sold	3,626,943	5,276,855
Shares issued to shareholders in reinvestment of distributions	7,851,269	13,569,441
Payments for shares redeemed	(32,401,979)	(48,078,303)
Net increase (decrease) in net assets from Class A share transactions	(20,923,767)	(29,232,007)
Increase (decrease) in net assets	(16,576,835)	(45,573,349)
Net assets at beginning of period	201,596,880	247,170,229
Net assets at end of period (including undistributed net investment income of $4,038,796 and $7,214,311, respectively)	$185,020,045	$201,596,880
Other Information
Class A Shares outstanding at beginning of period	8,792,358	10,040,081
Shares sold	157,470	219,508
Shares issued to shareholders in reinvestment of distributions	348,017	562,580
Shares redeemed	(1,423,940)	(2,029,811)
Net increase (decrease) in Class A shares	(918,453)	(1,247,723)
Shares outstanding at end of period	7,873,905	8,792,358

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 24.62	$ 27.30	$ 23.90	$ 21.49
Income (loss) from investment operations: Net investment income[a]	.61	.68	.72	.78	.57
Net realized and unrealized gain (loss)	.91	(.97)	.25	3.14	2.20
Total from investment operations	1.52	(.29)	.97	3.92	2.77
Less distributions from: Net investment income	(.95)	(.76)	(.85)	(.52)	(.36)
Net realized gains	—	(.64)	(2.80)	—	—
Total distributions	(.95)	(1.40)	(3.65)	(.52)	(.36)
Net asset value, end of period	$ 23.50	$ 22.93	$ 24.62	$ 27.30	$ 23.90
Total Return (%)	6.81	(1.44)[b]	3.83	16.63	12.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185	202	247	269	260
Ratio of expenses before expense reductions (%)	.62	.60	.62	.60	.59
Ratio of expenses after expense reductions (%)	.62	.58	.62	.60	.59
Ratio of net investment income (loss) (%)	2.66	2.85	2.83	3.07	2.48
Portfolio turnover rate (%)	135	92	88	182	188
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stocks, corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 281,865	$ —	$ —	$ —	$ 281,865
Corporate Bonds	995,395	—	—	—	995,395
Exchange-Traded Fund	8,038,513	—	—	—	8,038,513
Total Borrowings	$9,315,773	$ —	$ —	$ —	$9,315,773
Gross amount of recognized liabilities for securities lending transactions					$9,315,773

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had $6,015,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,135,000) and long-term losses ($2,880,000).

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 5,621,922
Capital loss carryforwards	$ (6,015,000)
Unrealized appreciation (depreciation) on investments	$ 10,697,478

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 7,851,269	$ 11,705,848
Distributions from long-term capital gains	$ —	$ 1,863,593

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $23,200,000 to $31,640,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $16,300,000, and the investment on the credit default swap contracts sold had a total notional value of generally indicative of a range from $0 to approximately $7,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $14,228,000 to $39,622,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $20,120,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open written or purchased option contracts as of December 31, 2016. For the year ended December 31, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to $19,400,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,584,000 to $101,877,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,067,000 to $99,446,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $1,251,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 1,235,677	$ 61,191	$ 1,296,868
Credit Contracts (a)	—	246,366	—	246,366
Foreign Exchange Contracts (b)	3,011,460	—	—	3,011,460
	$ 3,011,460	$ 1,482,043	$ 61,191	$ 4,554,694

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (55,542)	$ (55,542)
Interest Rate Contracts (a)	—	(36,235)	(220,920)	(257,155)
Foreign Exchange Contracts (b)	(1,820,952)	—	—	(1,820,952)
	$(1,820,952)	$ (36,235)	$ (276,462)	$(2,133,649)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 3,245	$ —	$ (147,880)	$ (438,677)	$ (583,312)
Credit Contracts (a)	—	—	193,609	—	193,609
Foreign Exchange Contracts (b)	—	198,087	—	—	198,087
	$ 3,245	$ 198,087	$ 45,729	$ (438,677)	$ (191,616)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (55,542)	$ (55,542)
Interest Rate Contracts (a)	(102,473)	—	361,028	(223,127)	35,428
Credit Contracts (a)	—	—	604,590	—	604,590
Foreign Exchange Contracts (b)	—	725,458	—	—	725,458
	$ (102,473)	$ 725,458	$ 965,618	$ (278,669)	$ 1,309,934

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 108,028	$ (428)	$ —	$ —	$ 107,600
Barclays Bank PLC	195,955	(120,094)	—	—	75,861
Goldman Sachs & Co.	674,210	(216,688)	—	—	457,522
JPMorgan Chase Securities, Inc.	29,170	(29,170)	—	—	—
Morgan Stanley	1,371,504	—	(1,371,504)	—	—
Societe Generale	632,593	—	(550,000)	—	82,593
	$ 3,011,460	$ (366,380)	$ (1,921,504)	$ —	$ 723,576
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 428	$ (428)	$ —	$ —	$ —
Bank of America	57,490	—	—	(36,879)	20,611
Barclays Bank PLC	120,094	(120,094)	—	—	—
Citigroup, Inc	227,206	—	—	(135,878)	91,328
Goldman Sachs & Co.	216,688	(216,688)	—	—	—
JPMorgan Chase Securities, Inc.	139,827	(29,170)	—	—	110,657
State Street Bank & Trust Co.	983,188	—	—	(983,188)	—
Toronto-Dominion Bank	76,031	—	—	—	76,031
	$ 1,820,952	$ (366,380)	$ —	$ (1,155,945)	$ 298,627

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $208,353,997 and $236,259,650, respectively. Purchases and sales of U.S. Treasury obligations aggregated $33,400,444 and $20,452,114, respectively.

For the year ended December 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premium
Outstanding, beginning of period	19,400,000	$ 236,825
Options closed	(5,500,000)	(88,852)
Options exercised	(3,400,000)	(63,920)
Options expired	(10,500,000)	(84,053)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $189,856, of which $15,711 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC aggregated $405, of which $103 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,490, of which $8,025 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,038.

E. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 49% and 20%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Global Income Builder VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Income Builder VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,034.80
Expenses Paid per $1,000*	$ 3.02
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,022.17
Expenses Paid per $1,000*	$ 3.00

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.59%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 17% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Income Builder VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2GIB-2 (R-025825-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Government & Agency Securities VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

11 Statement of Assets and Liabilities

12 Statement of Operations

13 Statements of Changes in Net Assets

14 Financial Highlights

15 Notes to Financial Statements

23 Report of Independent Registered Public Accounting Firm

24 Information About Your Fund's Expenses

25 Tax Information

25 Proxy Voting

26 Advisory Agreement Board Considerations and Fee Evaluation

29 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.74% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP
■ Deutsche Government & Agency Securities VIP — Class A ■ Bloomberg Barclays GNMA Index

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,115	$10,648	$10,626	$14,629
	Average annual total return	1.15%	2.11%	1.22%	3.88%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,156	$10,912	$10,940	$15,311
	Average annual total return	1.56%	2.95%	1.81%	4.35%
Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,079	$10,539	$10,450	$14,129
	Average annual total return	0.79%	1.77%	0.88%	3.52%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,156	$10,912	$10,940	$15,311
	Average annual total return	1.56%	2.95%	1.81%	4.35%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

Following the U.S. Federal Reserve Board’s (the Fed) 25-basis-point rate hike (one percent equals 100 basis points) in December of 2015, markets were expecting a series of additional, modest rate increases to be enacted at upcoming Fed meetings. However, this outlook was upended as 2016 opened with a resurgence of concerns around slowing growth in China and weakness in energy prices, sending interest rates and credit-based assets lower. Sentiment would rally from mid-February on, as investors were encouraged by the outlook for even more gradual Fed policy normalization and increased efforts by overseas central banks to stimulate growth, along with a rebound in oil prices off their January lows. In late June, markets were surprised by the results of a U.K. referendum which resulted in a vote to leave the European Union, leading to an investor flight to safety which pushed U.S. Treasury yields down to historical lows. However, credit-sensitive areas of the market would quickly resume their outperformance against a backdrop of supportive central banks and continued strength in commodity prices. Bond returns would turn negative in the wake of the November 8th U.S. elections, as interest rates moved up in anticipation of higher growth and inflation under unified Republican control of the government.

During the 12-month period ended December 31, 2016, the Fund provided a total return of 1.15% (Class A shares, unadjusted for contract charges) compared with the 1.56% return of its benchmark, the Bloomberg Barclays GNMA Index.1

Within the Fund’s core mortgage-backed securities (MBS) allocation, we have maintained a significant position in older-vintage, higher-coupon mortgage pools, with a focus on characteristics that suggest a muted outlook for prepayments in most environments. While lagging the broader MBS market for much of the period, these higher-coupon holdings ultimately benefited performance, as their shorter duration profile was preferred as interest rates spiked post-election. In order to balance the allocation to higher-coupon, lower-duration MBS, we maintained a long stance with respect to the Fund’s Treasury yield curve exposure, which acted as a constraint on returns as rates rose late in the period. The Fund had an allocation to higher-yielding, collateralized mortgage obligations (CMOs) structured to provide different risk/reward trade-offs in a shifting rate environment as compared to pass-through MBS. Security selection within this position benefited from exposure to interest-only and longer-duration instruments. The managers used derivatives as part of implementing the Fund’s positioning along the yield curve as well to hedge against certain risks, with a modest negative impact on performance. We remain constructive on the outlook for MBS relative to many other areas of the bond market, and are maintaining above-benchmark MBS exposure entering 2017. We continue to favor higher-coupon, shorter-duration MBS, and have an overall preference for pass-through securities over CMOs.

Gregory M. Staples, CFA
Scott Agi, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Net Assets)	12/31/16	12/31/15

Mortgage-Backed Securities Pass-Throughs	94%	76%
Collateralized Mortgage Obligations	16%	22%
Government & Agency Obligations	7%	5%
Corporate Bond	2%	—
Commercial Mortgage-Backed Securities	1%	2%
Cash Equivalents and Other Assets and Liabilities, net	–20%	–5%
	100%	100%

Coupons*	12/31/16	12/31/15

Less than 3.5%	27%	9%
3.5%–4.49%	35%	39%
4.5%–5.49%	20%	32%
5.5%–6.49%	17%	18%
6.5%–7.49%	1%	2%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	12/31/16	12/31/15

Effective Maturity	9.9 years	6.9 years
Effective Duration	4.2 years	3.7 years

* Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

		Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 93.8%
Federal Home Loan Mortgage Corp.:
3.0%, 7/1/2044 (b)		6,200,000	6,156,441
3.5%, with various maturities from 2/1/2044 until 6/1/2046 (b)		4,979,035	5,099,505
Federal National Mortgage Association:
3.0%, 4/1/2044 (b)		300,000	298,024
3.5%, 3/1/2045		1,698,814	1,750,081
4.0%, with various maturities from 3/1/2042 until 4/1/2046 (b)		2,150,628	2,263,874
Government National Mortgage Association:
3.0%, 11/1/2044 (b)		5,300,000	5,366,353
3.5%, with various maturities from 4/15/2042 until 10/15/2046 (b)		7,475,448	7,794,304
4.0%, with various maturities from 9/20/2040 until 6/20/2043		3,519,844	3,774,809
4.5%, with various maturities from 6/20/2033 until 10/15/2041		3,669,647	3,994,125
4.55%, 1/15/2041		225,334	244,510
4.625%, 5/15/2041		101,924	110,574
5.0%, with various maturities from 12/15/2032 until 4/15/2042		3,635,702	4,014,588
5.5%, with various maturities from 10/15/2032 until 7/20/2040		4,189,143	4,699,669
6.0%, with various maturities from 2/15/2034 until 2/15/2039		3,982,615	4,623,935
6.5%, with various maturities from 9/15/2036 until 2/15/2039		440,488	500,934
7.0%, with various maturities from 2/20/2027 until 11/15/2038		107,360	111,117
7.5%, 10/20/2031		4,159	4,760
Total Mortgage-Backed Securities Pass-Throughs (Cost $50,113,940)			50,807,603

Collateralized Mortgage Obligations 15.7%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036		104,427	93,641
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025		38,161	1,387
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		601,009	35,424
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025		195,749	9,736
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025		289,999	16,200
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025		107,739	7,396
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027		87,490	7,418
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		935,470	86,469
"CZ", Series 4113, 3.0%, 9/15/2042		341,266	311,423
		Principal Amount ($)(a)	Value ($)

"PL", Series 4627, 3.0%, 10/15/2046		500,000	477,445
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025		446,273	26,457
"22", Series 243, Interest Only, 3.852%*, 6/15/2021		63,080	1,380
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		356,840	52,648
"C1", Series 329, Interest Only, 4.0%, 12/15/2041		1,053,922	189,072
"UA", Series 4298, 4.0%, 2/15/2054		164,595	165,824
"C32", Series 303, Interest Only, 4.5%, 12/15/2042		1,086,946	229,588
"C28", Series 303, Interest Only, 4.5%, 1/15/2043		1,311,361	278,087
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040		64,427	6,456
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043		453,057	108,288
"DS", Series 3199, Interest Only, 6.446%*, 8/15/2036		1,210,732	236,653
"A", Series 172, Interest Only, 6.5%, 1/1/2024		10,166	1,572
"C22", Series 324, Interest Only, 6.5%, 4/15/2039		605,485	149,735
"S", Series 2416, Interest Only, 7.396%*, 2/15/2032		150,582	31,815
"ST", Series 2411, Interest Only, 8.046%*, 6/15/2021		41,468	1,878
"KS", Series 2064, Interest Only, 9.446%*, 5/15/2022		143,346	24,031
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026		94,427	5,729
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033		609,532	97,520
"Z", Series 2013-44, 3.0%, 5/25/2043		99,822	92,661
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024		85,264	1,713
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025		246,671	3,915
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043		1,323,029	256,077
"4", Series 406, Interest Only, 4.0%, 9/25/2040		251,853	49,789
"25", Series 351, Interest Only, 4.5%, 5/25/2019		41,089	1,465
"21", Series 334, Interest Only, 5.0%, 3/25/2018		9,130	168
"20", Series 334, Interest Only, 5.0%, 3/25/2018		14,483	262
''23", Series 339, Interest Only, 5.0%, 6/25/2018		20,462	400
"26", Series 381, Interest Only, 5.0%, 12/25/2020		18,678	1,099
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046		1,189,891	236,425
"PJ", Series 2004-46, Interest Only, 5.244%*, 3/25/2034		184,804	22,166
"30", Series 381, Interest Only, 5.5%, 11/25/2019		90,203	4,869
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024		2,029,376	155,587
		Principal Amount ($)(a)	Value ($)

"UI", Series 2010-126, Interest only, 5.5%, 10/25/2040		489,379	102,852
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044		637,807	158,345
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046		534,507	119,769
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040		113,408	7,439
"SJ", Series 2007-36, Interest Only, 6.014%*, 4/25/2037		92,379	13,788
"101", Series 383, Interest Only, 6.5%, 9/25/2022		452,889	50,467
"SA", Series G92-57, IOette, 78.551%*, 10/25/2022		17,633	27,102
Government National Mortgage Association:
"PB", Series 2012-90, 2.5%, 7/20/2042		515,988	454,279
"JI", Series 2013-10, Interest Only, 3.5%, 1/20/2043		589,625	104,575
"ID", Series 2013-70, Interest only, 3.5%, 5/20/2043		286,248	50,674
"BI", Series 2014-22, Interest Only, 4.0%, 2/20/2029		572,305	58,863
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040		1,269,035	125,760
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		369,117	55,490
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018		46,401	1,490
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037		99,092	2,595
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038		1,251,588	153,405
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		285,327	47,588
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040		364,978	45,955
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		195,534	35,218
"GZ", Series 2005-24, 5.0%, 3/20/2035		602,092	678,852
"ZA", Series 2005-75, 5.0%, 10/16/2035		677,344	761,290
"MZ", Series 2009-98, 5.0%, 10/16/2039		1,215,396	1,410,770
"BS", Series 2011-93, Interest Only, 5.393%*, 7/16/2041		740,865	123,467
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023		46,037	1,883
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033		414,961	80,029
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038		105,198	18,834
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042		245,425	55,999
"SA", Series 2012-84, Interest Only, 5.561%*, 12/20/2038		708,320	64,865
"QA", Series 2007-57, Interest Only, 5.761%*, 10/20/2037		159,230	27,688
		Principal Amount ($)(a)	Value ($)

"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038		170,217	28,278
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		42,776	10,605
"SK", Series 2003-11, Interest Only, 6.993%*, 2/16/2033		273,983	43,229
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027		327,656	74,384
Total Collateralized Mortgage Obligations (Cost $7,701,470)			8,475,695

Commercial Mortgage-Backed Security 1.1%
FHLMC Multifamily Structured Pass-Through Certificates, "A2", Series K050, 3.334%, 8/25/2025 (Cost $597,399)		580,000	600,922

Corporate Bond 1.8%
Financials
National Australia Bank Ltd., 144A, 2.4%, 12/7/2021 (Cost $997,710)		1,000,000	994,654

Government & Agency Obligations 6.0%
Other Government Related (c) 1.2%
Province of New Brunswick Canada, 3.8%, 8/14/2045	CAD	800,000	621,446
U.S. Government Sponsored Agency 1.1%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032		450,000	619,263
U.S. Treasury Obligation 3.7%
U.S. Treasury Note, 0.75%, 10/31/2017 (d)		2,000,000	1,998,204
Total Government & Agency Obligations (Cost $3,280,828)			3,238,913

Short-Term U.S. Treasury Obligation 1.6%
U.S. Treasury Bill, 0.4%**, 2/9/2017 (e) (Cost $879,619)		880,000	879,595

	Shares	Value ($)

Cash Equivalents 16.7%
Deutsche Central Cash Management Government Fund, 0.49% (f) (Cost $9,017,503)	9,017,503	9,017,503

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $72,588,469)†	136.7	74,014,885
Other Assets and Liabilities, Net	(36.7)	(19,879,518)
Net Assets	100.0	54,135,367

* These securities are shown at their current rate as of December 31, 2016.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $72,588,469. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,426,416. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,103,989 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $677,573.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery securities included.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At December 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) At December 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	3/22/2017	13	1,742,813	23,235

At December 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/22/2017	6	745,688	(591)
2 Year U.S. Treasury Note	USD	3/31/2017	22	4,767,125	3,394
Federal Republic of Germany Euro-Bund	EUR	3/8/2017	13	2,246,303	(23,828)
U.S. Treasury Long Bond	USD	3/22/2017	11	1,657,219	17,250
Ultra Long U.S. Treasury Bond	USD	3/22/2017	10	1,602,500	(11,265)
Total net unrealized depreciation					(15,040)

At December 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount	Currency	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
9/16/2015 9/17/2017	7,500,000	USD	Fixed — 1.0%	Floating — 3-Month LIBOR	(13,117)	(24,449)
3/15/2017 3/15/2027	200,000	USD	Fixed — 1.75%	Floating — 3-Month LIBOR	11,022	(533)
3/15/2017 3/15/2047	300,000	USD	Fixed — 2.25%	Floating — 3-Month LIBOR	22,067	(5,177)
12/14/2016 12/14/2046	640,000	CAD	Fixed — 2.386%	Floating — 3-Month CDOR	(4,994)	(4,994)
6/15/2016 6/15/2026	1,000,000	USD	Floating — 3-Month LIBOR	Fixed — 2.25%	(5,709)	(57,332)
Total unrealized depreciation						(92,485)

Bilateral Swaps
Effective/Expiration Dates	Notional Amount	Currency	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
12/23/2016 12/23/2026	13,500,000[1]	SEK	Fixed — 1.173%	Floating — 3-Month STIBOR	(12,823)	—	(12,823)

CDOR: Canadian Dollar Offered Rate; 3-Month CDOR rate at December 31, 2016 is 0.95%.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2016 is 1.00%.

STIBOR: Stockholm Interbank Offered Rates; 3-Month STIBOR rate at December 31, 2016 is –0.59%.

At December 31, 2016, open total return swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Received	Pay/Receive Return of the Reference Index	Value ($)	Upfront Payments Paid/(Received) ($)	Unrealized Depreciation ($)
1/12/2041	481,445[2]	4.0%	Markit IOS INDEX FN30.400.10	(152)	—	(152)
1/12/2041	481,445[3]	4.0%	Markit IOS INDEX FN30.400.10	(152)	—	(152)
Total unrealized depreciation						(304)

Counterparties:

1 Danske Bank AS

2 Credit Suisse

3 Goldman Sachs & Co.

As of December 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	898,955	USD	967,842	2/17/2017	19,305	Nomura International PLC

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	962,487	EUR	898,955	2/17/2017	(13,950)	Barclays Bank PLC
CAD	910,714	USD	678,079	2/17/2017	(600)	Merrill Lynch & Co., Inc.
Total unrealized depreciation					(14,550)

Currency Abbreviations
CAD Canadian Dollar USD United States Dollar EUR Euro SEK Swedish Krona

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$ —	$50,807,603	$ —	$50,807,603
Collateralized Mortgage Obligations	—	8,475,695	—	8,475,695
Commercial Mortgage-Backed Securities	—	600,922	—	600,922
Corporate Bond	—	994,654	—	994,654
Government & Agency Obligations	—	3,238,913	—	3,238,913
Short-Term U.S. Treasury Obligations	—	879,595	—	879,595
Short-Term Investments	9,017,503	—	—	9,017,503
Derivatives (h)
Futures Contracts	43,879	—	—	43,879
Forward Foreign Currency Exchange Contracts	—	19,305	—	19,305
Total	$9,061,382	$65,016,687	$ —	$74,078,069
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$ (35,684)	$ —	$ —	$ (35,684)
Interest Rate Swap Contracts	—	(105,308)	—	(105,308)
Total Return Swap Contracts	—	(304)	—	(304)
Forward Foreign Currency Exchange Contracts	—	(14,550)	—	(14,550)
Total	$ (35,684)	$ (120,162)	$ —	$ (155,846)

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments Investments in non-affiliated securities, at value (cost $63,570,966)	$ 64,997,382
Investment in Deutsche Central Cash Management Government Fund (cost $9,017,503)	9,017,503
Total investments in securities, at value (cost $72,588,469)	74,014,885
Cash	7,502
Foreign currency, at value (cost $42,010)	42,156
Receivable for investments sold	2,498
Receivable for investments sold — when-issued/delayed delivery securities	3,045,342
Receivable for Fund shares sold	3,035
Interest receivable	283,011
Receivable for variation margin on centrally cleared swaps	4,686
Unrealized appreciation on forward foreign currency exchange contracts	19,305
Other assets	1,748
Total assets	77,424,168
Liabilities
Payable for investments purchased — when-issued/delayed delivery securities	23,041,258
Payable for Fund shares redeemed	49,857
Payable for variation margin on futures contracts	15,683
Unrealized depreciation on bilateral swap contracts	13,127
Unrealized depreciation on forward foreign currency exchange contracts	14,550
Accrued management fee	31,846
Accrued Trustees' fees	1,576
Other accrued expenses and payables	120,904
Total liabilities	23,288,801
Net assets, at value	$ 54,135,367
Net Assets Consist of
Undistributed net investment income	1,284,868
Unrealized appreciation (depreciation) on: Investments	1,426,416
Swap contracts	(105,612)
Futures	8,195
Foreign currency	4,885
Accumulated net realized gain (loss)	(850,765)
Paid-in capital	52,367,380
Net assets, at value	$ 54,135,367
Class A Net Asset Value, offering and redemption price per share ($51,740,865 ÷ 4,598,638 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.25
Class B Net Asset Value, offering and redemption price per share ($2,394,502 ÷ 213,112 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $71)	$ 1,658,916
Income distributions — Deutsche Central Cash Management Government Fund	36,035
Securities lending income, net of borrower rebates	1,344
Other income	28,966
Total income	1,725,261
Expenses: Management fee	276,720
Administration fee	61,493
Services to shareholders	1,339
Record keeping fees (Class B)	2,553
Distribution service fees (Class B)	6,570
Custodian fee	30,639
Professional fees	81,943
Reports to shareholders	25,338
Trustees' fees and expenses	4,519
Other	48,682
Total expenses before expense reductions	539,796
Expense reductions	(173,536)
Total expenses after expense reductions	366,260
Net investment income	1,359,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	693,234
Swap contracts	(247,778)
Futures	(854,282)
Written options	28,320
Foreign currency	584
Payment by affiliate (see Note G)	9,350
(370,572)
Change in net unrealized appreciation (depreciation) on: Investments	(885,000)
Swap contracts	637,779
Futures	100,175
Written options	(28,320)
Foreign currency	4,885
(170,481)
Net gain (loss)	(541,053)
Net increase (decrease) in net assets resulting from operations	$ 817,948

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 1,359,001	$ 1,915,259
Net realized gain (loss)	(370,572)	360,503
Change in net unrealized appreciation (depreciation)	(170,481)	(2,269,736)
Net increase (decrease) in net assets resulting from operations	817,948	6,026
Distributions to shareholders from: Net investment income: Class A	(1,846,498)	(2,287,159)
Class B	(72,152)	(68,234)
Total distributions	(1,918,650)	(2,355,393)
Fund share transactions: Class A Proceeds from shares sold	2,898,041	7,621,170
Reinvestment of distributions	1,846,498	2,287,159
Payments for shares redeemed	(18,364,955)	(27,899,252)
Net increase (decrease) in net assets from Class A share transactions	(13,620,416)	(17,990,923)
Class B Proceeds from shares sold	226,087	247,684
Reinvestment of distributions	72,152	68,234
Payments for shares redeemed	(503,123)	(610,489)
Net increase (decrease) in net assets from Class B share transactions	(204,884)	(294,571)
Increase (decrease) in net assets	(14,926,002)	(20,634,861)
Net assets at beginning of period	69,061,369	89,696,230
Net assets at end of period (including undistributed net investment income of $1,284,868 and $1,956,284, respectively)	$ 54,135,367	$ 69,061,369
Other Information
Class A Shares outstanding at beginning of period	5,786,470	7,344,193
Shares sold	253,037	659,618
Shares issued to shareholders in reinvestment of distributions	163,697	199,403
Shares redeemed	(1,604,566)	(2,416,744)
Net increase (decrease) in Class A shares	(1,187,832)	(1,557,723)
Shares outstanding at end of period	4,598,638	5,786,470
Class B Shares outstanding at beginning of period	231,100	256,223
Shares sold	19,740	21,476
Shares issued to shareholders in reinvestment of distributions	6,391	5,944
Shares redeemed	(44,119)	(52,543)
Net increase (decrease) in Class B shares	(17,988)	(25,123)
Shares outstanding at end of period	213,112	231,100

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 11.80	$ 11.47	$ 12.69	$ 13.12
Income (loss) from investment operations: Net investment income[a]	.25	.27	.29	.24	.34
Net realized and unrealized gain (loss)	(.13)	(.26)	.31	(.59)	.03
Total from investment operations	.12	.01	.60	(.35)	.37
Less distributions from: Net investment income	(.35)	(.33)	(.27)	(.37)	(.52)
Net realized gains	—	—	—	(.50)	(.28)
Total distributions	(.35)	(.33)	(.27)	(.87)	(.80)
Net asset value, end of period	$ 11.25	$ 11.48	$ 11.80	$ 11.47	$ 12.69
Total Return (%)[b]	1.06	.06	5.29	(3.04)	2.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	66	87	96	121
Ratio of expenses before expense reductions (%)	.86	.74	.72	.71	.68
Ratio of expenses after expense reductions (%)	.58	.68	.70	.67	.66
Ratio of net investment income (%)	2.22	2.33	2.49	2.05	2.65
Portfolio turnover rate (%)	521	376	393	794	796
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 11.79	$ 11.46	$ 12.67	$ 13.10
Income (loss) from investment operations: Net investment income[a]	.21	.23	.25	.20	.29
Net realized and unrealized gain (loss)	(.12)	(.27)	.31	(.59)	.03
Total from investment operations	.09	(.04)	.56	(.39)	.32
Less distributions from: Net investment income	(.31)	(.29)	(.23)	(.32)	(.47)
Net realized gains	—	—	—	(.50)	(.28)
Total distributions	(.31)	(.29)	(.23)	(.82)	(.75)
Net asset value, end of period	$ 11.24	$ 11.46	$ 11.79	$ 11.46	$ 12.67
Total Return (%)[b]	.79	(.36)	4.95	(3.25)	2.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	4	5
Ratio of expenses before expense reductions (%)	1.21	1.09	1.06	1.06	1.03
Ratio of expenses after expense reductions (%)	.93	1.03	1.03	.99	1.01
Ratio of net investment income (%)	1.88	1.99	2.16	1.71	2.29
Portfolio turnover rate (%)	521	376	393	794	796
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had no securities on loan.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $843,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 1,270,530
Capital loss carryforward	$ (843,000)
Unrealized appreciation (depreciation) on investments	$ 1,426,416

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 1,918,650	$ 2,355,393

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended December 31, 2016, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of December 31, 2016 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2016, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $2,357,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $8,500,000 to $45,034,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2016, the Fund entered into options on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no purchased or written option contracts as of December 31, 2016. For the year ended December 31, 2016, the investment in written option contracts had a total value of $0.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2016, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $12,578,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $6,231,000 to approximately $16,972,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,646,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $962,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 43,879	$ 43,879
Foreign Exchange Contracts (b)	19,305	—	19,305
	$ 19,305	$ 43,879	$ 63,184

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ —	$ (105,612)	$ (35,684)	$ (141,296)
Foreign Exchange Contracts (c)	(14,550)	—	—	(14,550)
	$ (14,550)	$ (105,612)	$ (35,684)	$ (155,846)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on bilateral swap contracts

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 28,320	$ (247,778)	$ (854,282)	$ (1,073,740)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (28,320)	$ —	$ 637,779	$ 100,175	$ 709,634
Foreign Exchange Contracts (b)	—	4,755	—	—	4,755
	$ (28,320)	$ 4,755	$ 637,779	$ 100,175	$ 714,389

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Nomura International PLC	$ 19,305	$ —	$ —	$ 19,305
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 13,950	$ —	$ —	$ 13,950
Credit Suisse	152	—	—	152
Danske Bank AS	12,823	—	—	12,823
Goldman Sachs & Co.	152	—	—	152
Merrill Lynch & Co., Inc.	600	—	—	600
	$ 27,677	$ —	$ —	$ 27,677

C. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $356,216,507 and $362,548,280, respectively. Purchases and sales of U.S. Treasury securities aggregated $16,670,360 and $17,575,479, respectively.

For the year ended December 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	2,400,000	$ 28,320
Options expired	(2,400,000)	(28,320)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.58%
Class B	.93%

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 166,135
Class B	7,401
$ 173,536

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $61,493, of which $4,649 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 272	$ 68
Class B	52	13
	$ 324	$ 81

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2016, the Distribution Service Fee aggregated $6,570, of which $507 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,996, of which $5,241 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $116.

E. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 34%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 95%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

G. Payment by Affiliate

During the year ended December 31, 2016, the Advisor agreed to reimburse the Fund $9,350 for a loss incurred on a trade executed incorrectly. The amount of the loss was 0.015% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Government & Agency Securities VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Government & Agency Securities VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Government & Agency Securities VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$ 990.30	$ 989.40
Expenses Paid per $1,000*	$ 2.90	$ 4.65
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,022.22	$1,020.46
Expenses Paid per $1,000*	$ 2.95	$ 4.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.58%	.93%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Government & Agency Securities VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2GAS-2 (R-025831-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Government Money Market VIP

(formerly Deutsche Money Market VIP)

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

9 Statements of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

15 Report of Independent Registered Public Accounting Firm

16 Information About Your Fund's Expenses

17 Tax Information

17 Other Information

18 Advisory Agreement Board Considerations and Fee Evaluation

20 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

7-Day Current Yield
December 31, 2016	.04%*
December 31, 2015	.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Management Summary December 31, 2016 (Unaudited)

During the 12-month period ended December 31, 2016, the Fund provided a total return of 0.05% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed. On May 2, 2016, the fund changed its name to Deutsche Government Money Market VIP. The Fund now operates as a government money market fund and invests most of its assets in short-term government securities, repurchase agreements that are collateralized by government securities, and cash investments.

Over the past 12 months, rate levels within the money market yield curve — including short-term money market rates — fluctuated based on varying economic reports, investors’ interest rate expectations, geopolitical uncertainty and evolving U.S. Federal Reserve Board (the Fed) statements.1 In December 2015, the Fed had taken its first step in the normalization of U.S. short-term rates as the central bank raised the federal funds rate by 25 basis points. In May 2016, comments from Fed officials were seen as hawkish, and at least two rate hikes in 2016 seemed imminent. However, in June, the government’s non-farm payroll jobs report was extremely weak and short-term rates that had risen in anticipation of a federal funds rate increase came back down. In late June, the decision by British voters to leave the European Union shocked investors and rattled global markets. However, reassurances from central banks and the swift installation of a new British prime minister calmed investment markets. By the end of the third quarter, improved economic data had paved the way for an eventual Fed rate hike in December. Uncertainty regarding the U.S. presidential election rattled investment markets in the lead-up to November 8, but did not have a strong impact on short-term debt instruments. In the lead-up to the SEC’s money market reform, enacted in mid-October, a gradual transfer of approximately $1 trillion in assets from prime money market funds to government money funds took place, which caused the money market yield curve to steepen dramatically. The transfer, although orderly, created a squeeze on short-term government money market supply and drove down the yields of short-term government securities.

We were able to maintain a competitive yield for the Fund during the annual period ended December 31, 2016. With government money market yields at increasingly low levels, the Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities linked to LIBOR in order to take advantage of an incremental rise in those rates.2 At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from six-month agency and Treasury securities.3

Within government money markets, we believe that heavy demand will persist and that near-term supply will be variable. In the weeks leading up to the March 15, 2017 deadline for the U.S. government's debt ceiling to be raised, short-term Treasury supply could potentially be reduced by $200 billion if an increase in the debt ceiling is not passed by Congress. In anticipation of the deadline, the Treasury Department has been scaling back its Treasury bill auctions to investors. We think that Congress will likely raise the debt ceiling, and that following the deadline, the Treasury Department will ramp up short-term Treasury supply and relieve some of the downward pressure on government money market yields. In addition, our current forecast is for the federal funds rate to be raised two to three additional times during 2017, which should create some upward pressure on short-term rates.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate loans are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate loans often have less interest-rate risk than other fixed-income investments. Floating-rate loans are most often secured assets, generally senior to a company's secured debt and can be transferred to debt holders, providing potential downside potential.

3 A repurchase agreement, or "overnight repo," is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/16	12/31/15

Government & Agency Obligations	58%	6%
Repurchase Agreements	42%	9%
Commercial Paper	—	40%
Certificates of Deposit and Bank Notes	—	23%
Municipal Bonds and Notes	—	13%
Short-Term Notes	—	5%
Time Deposits	—	4%
	100%	100%

Weighted Average Maturity	12/31/16	12/31/15

Deutsche Variable Series II — Deutsche Government Money Market VIP	29 days	29 days
Government & Agency Retail Money Fund Average*	36 days	33 days

* The Fund is compared to its respective iMoneyNet Category: Government & Agency Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Prior to May 2, 2016, this fund was known as Deutsche Money Market VIP. The Fund's strategy also changed at that time.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Principal Amount ($)	Value ($)

Government & Agency Obligations 57.2%
U.S. Government Sponsored Agencies 42.9%
Federal Farm Credit Bank:
0.801%*, 8/29/2017	2,000,000	2,001,024
0.824%*, 3/22/2017	1,500,000	1,499,983
0.854%*, 9/21/2017	500,000	500,000
Federal Home Loan Bank:
0.3%**, 1/5/2017	2,000,000	1,999,934
0.356%**, 1/18/2017	1,500,000	1,499,752
0.455%*, 5/4/2017	1,750,000	1,750,000
0.458%**, 2/2/2017	2,500,000	2,499,000
0.458%**, 2/10/2017	1,000,000	999,500
0.554%**, 3/22/2017	1,500,000	1,498,183
0.554%**, 3/23/2017	2,500,000	2,496,934
0.569%**, 4/5/2017	1,500,000	1,497,807
0.585%**, 3/16/2017	1,000,000	998,818
0.59%**, 5/12/2017	1,500,000	1,496,834
0.624%*, 3/8/2018	750,000	750,000
0.661%**, 5/23/2017	500,000	498,718
0.671%*, 5/18/2017	1,000,000	1,000,000
0.771%*, 5/30/2018	1,000,000	1,000,000
0.839%*, 2/22/2017	2,000,000	2,000,679
Federal Home Loan Mortgage Corp.:
0.376%**, 2/14/2017	2,500,000	2,498,869
0.396%*, 4/11/2017	1,500,000	1,500,000
0.397%**, 1/19/2017	1,500,000	1,499,708
0.478%**, 3/1/2017	3,000,000	2,997,689
0.483%**, 3/3/2017	1,500,000	1,498,793
0.488%**, 5/1/2017	1,000,000	998,400
0.489%*, 5/8/2017	1,500,000	1,500,000
0.508%**, 5/17/2017	1,000,000	998,111
0.567%*, 5/16/2017	1,200,000	1,200,000
0.716%*, 2/22/2018	1,000,000	1,000,000
0.914%*, 12/21/2017	4,500,000	4,500,000
Federal National Mortgage Association:
0.417%**, 1/3/2017	1,500,000	1,499,966
0.417%**, 2/1/2017	1,000,000	999,647
0.442%**, 2/1/2017	2,000,000	1,999,251
Financing Corp., 0.797%**, 10/6/2017	1,816,000	1,805,011
		52,482,611
	Principal Amount ($)	Value ($)

U.S. Treasury Obligations 14.3%
U.S. Treasury Bills:
0.4%**, 2/2/2017	2,000,000	1,999,301
0.428%**, 1/19/2017	500,000	499,895
0.437%**, 1/19/2017	500,000	499,893
0.498%**, 3/23/2017	1,000,000	998,898
U.S. Treasury Floating Rate Notes:
0.63%*, 4/30/2017	4,000,000	3,998,668
0.633%*, 7/31/2017	2,500,000	2,499,066
0.746%*, 4/30/2018	2,500,000	2,500,083
0.828%*, 1/31/2018	2,500,000	2,501,008
U.S. Treasury Note, 0.875%, 2/28/2017	2,000,000	2,001,187
		17,497,999
Total Government & Agency Obligations (Cost $69,980,610)		69,980,610

Repurchase Agreements 41.7%
Merrill Lynch & Co., Inc., 0.5%, dated 12/30/2016, to be repurchased at $20,101,117 on 1/3/2017 (a)	20,100,000	20,100,000
Nomura Securities International, 0.51%, dated 12/30/2016, to be repurchased at $8,000,453 on 1/3/2017 (b)	8,000,000	8,000,000
Wells Fargo Bank, 0.5%, dated 12/30/2016, to be repurchased at $23,001,278 on 1/3/2017 (c)	23,000,000	23,000,000
Total Repurchase Agreements (Cost $51,100,000)		51,100,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $121,080,610)†	98.9	121,080,610
Other Assets and Liabilities, Net	1.1	1,325,074
Net Assets	100.0	122,405,684

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2016.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $121,080,610.

(a) Collateralized by $19,400,000 U.S. Treasury Inflation-Indexed Note, 0.125%, maturing on 4/15/2018 with a value of $20,502,052.

(b) Collateralized by $7,504,142 Federal National Mortgage Association with the various coupon rates from 2.39%–6.5%, with various maturity dates on 11/1/2026–12/1/2046 with a value of $8,160,000.

(c) Collateralized by $22,300,000 Federal National Mortgage Association, 4.0%, maturing on 1/1/2047 with a value of $23,460,001.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (d)	$ —	$69,980,610	$ —	$69,980,610
Repurchase Agreements	—	51,100,000	—	51,100,000
Total	$ —	$121,080,610	$ —	$121,080,610

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in securities, valued at amortized cost	$ 69,980,610
Repurchase agreements, valued at amortized cost	51,100,000
Total investments in securities, valued at amortized cost	121,080,610
Cash	1,536,210
Receivable for Fund shares sold	146,118
Interest receivable	26,795
Due from Advisor	1,177
Other assets	2,665
Total assets	122,793,575
Liabilities
Payable for Fund shares redeemed	243,397
Distributions payable	2,029
Accrued management fee	2,704
Accrued Trustees' fees	2,391
Other accrued expenses and payables	137,370
Total liabilities	387,891
Net assets, at value	$122,405,684
Net Assets Consist of
Undistributed net investment income	14,915
Paid-in capital	122,390,769
Net assets, at value	$122,405,684
Class A Net Asset Value, offering and redemption price per share ($122,405,684 ÷ 122,474,485 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Interest	$ 565,955
Other income	45,964
Total income	611,919
Expenses: Management fee	316,027
Administration fee	125,502
Services to shareholders	3,079
Custodian fee	12,397
Professional fees	51,426
Reports to shareholders	110,231
Trustees' fee and expenses	6,814
Other	15,638
Total expenses before expense reductions	641,114
Expense reductions	(92,895)
Total expenses after expense reductions	548,219
Net investment income	63,700
Net realized gain (loss) from investments	14,243
Net increase (decrease) in net assets resulting from operations	$ 77,943

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 63,700	$ 15,996
Net realized gain (loss)	14,243	(122)
Net increase (decrease) in net assets resulting from operations	77,943	15,874
Distributions to shareholders from: Net investment income Class A	(63,706)	(15,989)
Fund share transactions: Class A Proceeds from shares sold	122,352,015	150,185,171
Reinvestment of distributions	62,278	16,193
Cost of shares redeemed	(134,243,063)	(193,027,682)
Net increase (decrease) in net assets from Class A share transactions	(11,828,770)	(42,826,318)
Increase (decrease) in net assets	(11,814,533)	(42,826,433)
Net assets at beginning of period	134,220,217	177,046,650
Net assets at end of period (including undistributed net investment income of $14,915 and $800, respectively)	$122,405,684	$134,220,217
Other Information
Class A Shares outstanding at beginning of period	134,303,255	177,129,573
Shares sold	122,352,015	150,185,171
Shares issued to shareholders in reinvestment of distributions	62,278	16,193
Shares redeemed	(134,243,063)	(193,027,682)
Net increase (decrease) in Class A shares	(11,828,770)	(42,826,318)
Shares outstanding at end of period	122,474,485	134,303,255

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.001[b]	.000*	.000*	.000*	.000*
Net realized gain (loss)	.000*	(.000)*	.000*	.000*	.000*
Total from investment operations	.001	.000*	.000*	.000*	.000*
Less distributions from: Net investment income	(.001)	(.000)*	(.000)*	(.000)*	(.000)*
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.05[b]	.01	.01	.01	.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	134	177	174	196
Ratio of expenses before expense reductions (%)	.51	.49	.49	.49	.45
Ratio of expenses after expense reductions (%)	.44	.25	.18	.20	.31
Ratio of net investment income (%)	.05[b]	.01	.01	.01	.01

[a] Total return would have been lower had certain expenses not been reduced.

[b] Includes a non-recurring payment for overbilling of prior years' custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

* Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Government Money Market VIP (formerly Deutsche Money Market VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of December 31, 2016, the Fund held repurchase agreements with a gross value of $51,100,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 14,915

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income	$ 63,706	$ 15,989

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2016, under the Investment Management Agreement, the Fund paid the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

Effective May 1, 2016, under the Investment Management Agreement, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

For the period from January 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement aggregated $316,027, of which $90,577 was waived, resulting in an annual effective rate of 0.18% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $125,502, of which $9,994 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC aggregated $2,318, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,431, of which $4,617 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended December 31, 2016, the Fund engaged in securities sales of $1,500,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

C. Ownership of the Fund

At December 31, 2016, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 46%, 21% and 14%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Government Money Market VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Government Money Market VIP (formerly: Deutsche Money Market VIP) (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Government Money Market VIP (formerly: Deutsche Money Market VIP) (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,000.46
Expenses Paid per $1,000*	$ 2.11
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,023.03
Expenses Paid per $1,000*	$ 2.14

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Government Money Market VIP	.42%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Government Money Market VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2015, the Fund’s gross performance (Class A shares) was in the 1st quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted that the Fund’s strategy was changed during the year in order to permit the Fund to operate as a "government money market fund" under applicable Securities and Exchange Commission rules.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board considered that the Fund’s management fee was reduced by 0.05% at all breakpoint levels in connection with the restructuring of the Fund into a government money market fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2GMM-2 (R-025834-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche High Income VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

17 Statement of Assets and Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

21 Notes to Financial Statements

29 Report of Independent Registered Public Accounting Firm

30 Information About Your Fund's Expenses

31 Tax Information

31 Proxy Voting

32 Advisory Agreement Board Considerations and Fee Evaluation

35 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.75% and 1.14% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP
■ Deutsche High Income VIP — Class A ■ BofA Merrill Lynch US High Yield Master II Constrained Index ■ Credit Suisse High Yield Index

BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

On June 1, 2016, the BofA Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund's comparative broad-based securities market index because the Advisor believes the BofA Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund's investment strategies.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,287	$10,945	$13,572	$17,270
	Average annual total return	12.87%	3.05%	6.30%	5.62%
BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$11,749	$11,488	$14,258	$20,510
	Average annual total return	17.49%	4.73%	7.35%	7.45%
Credit Suisse High Yield Index	Growth of $10,000	$11,826	$11,452	$14,126	$19,923
	Average annual total return	18.26%	4.62%	7.15%	7.14%
Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,267	$10,841	$13,359	$16,748
	Average annual total return	12.67%	2.73%	5.96%	5.29%
BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$11,749	$11,488	$14,258	$20,510
	Average annual total return	17.49%	4.73%	7.35%	7.45%
Credit Suisse High Yield Index	Growth of $10,000	$11,826	$11,452	$14,126	$19,923
	Average annual total return	18.26%	4.62%	7.15%	7.14%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

High-yield bonds gained 17.49% in 2016 based on the performance of the BofA Merrill Lynch US High Yield Master II Constrained Index, as the combination of recovering energy prices, improving economic growth and low global bond yields fueled hearty demand for higher-risk, income-producing securities.1 Additionally, the market benefited from the combination of robust investment inflows and a decline in new issuance. While the Fund produced a strong absolute return of 12.87% during 2016 (Class A shares, unadjusted for contract charges), it nonetheless finished behind the benchmark.

The Fund’s shortfall vs. the index stemmed from a mixture of sector allocation and individual security selection. The substantial gain of the high-yield market was largely driven by a recovery in higher-risk market segments, particularly the commodity-related energy and mining industries. While Fund performance was helped by selective exposure in the energy exploration and production industry, an underweight in the more speculative oil field equipment and services industry detracted.2 The prices of many bonds rated CCC and below also surged during 2016, so the Fund’s underweight in these lower-rated, higher-risk issues contributed to its underperformance.

The bonds of the mining company Teck Resources, Ltd. — which gained ground behind the rally in commodity prices and favorable moves by Teck’s management to reduce debt — was one of our largest individual contributors.3 The bonds of the energy exploration and production company Continental Resources, Inc. traded stronger, thanks to the improvement in oil prices and the company’s effort to improve its credit quality by reducing debt. Bonds of the cable and satellite operator Cequel Communications Holdings I LLC, which reported improving financial results, also outperformed. On the negative side, the largest detractors were our underweight positions in ArcelorMittal SA* and Chesapeake Energy Corp., together with a zero weighting in the energy services company Transocean, Inc.

We believe the U.S. high-yield market was on a solid footing at the close of the year. The use of new-issue proceeds was dominated by refinancing during 2016, which substantially reduced concerns about near-term maturities for high-yield issuers and contributed to decreasing default expectations. In addition, we believe the backdrop of modest global growth can support commodity prices and drive a search for yield that helps risk assets. Although it appears the U.S. Federal Reserve Board (the Fed) is likely to begin tightening policy, we also think that well-communicated, measured and data-driven Fed rate moves can provide a favorable backdrop for high yield when accompanied by accelerating growth. Not least, we anticipate that absolute yields will remain attractive enough to fuel continued investor demand. Possible disruptions to this favorable outlook include more aggressive Fed actions, volatility in U.S. Treasuries and lingering geopolitical/macroeconomic issues.

The Fund employed derivatives during the period to manage its currency exposure and overall positioning. We used derivatives in order to hedge the Fund's exposure to the euro back into U.S. dollars, a positive given the relative weakness in the European currency. In addition, we used derivatives as a means to gain market exposure in a more liquid and efficient manner than buying securities outright.

Gary Russell, CFA
Thomas R. Bouchard

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

3 Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

* Not held in the portfolio as of December 31, 2016.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Corporate Bonds	93%	92%
Cash Equivalents	5%	4%
Convertible Bond	1%	1%
Government & Agency Obligations	1%	1%
Common Stocks	0%	0%
Warrant	0%	0%
Preferred Security	—	1%
Loan Participations and Assignments	—	1%
Preferred Stock	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	12/31/16	12/31/15

Consumer Discretionary	27%	29%
Energy	18%	10%
Materials	16%	9%
Telecommunication Services	13%	14%
Industrials	7%	12%
Health Care	6%	9%
Utilities	4%	3%
Information Technology	3%	5%
Consumer Staples	2%	4%
Real Estate	2%	1%
Financials	2%	4%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/16	12/31/15

AAA	1%	1%
BBB	9%	3%
BB	57%	50%
B	30%	41%
CCC	3%	4%
Not Rated	0%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 91.3%
Consumer Discretionary 24.9%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		340,000	333,200
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024		240,000	242,400
Ally Financial, Inc., 4.125%, 3/30/2020		285,000	287,850
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	208,500
144A, 7.5%, 5/15/2026		785,000	816,400
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		480,000	489,600
AMC Entertainment Holdings, Inc., 5.875%, 2/15/2022		220,000	230,175
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		885,000	904,912
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		360,000	346,500
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		160,000	170,701
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	379,687
Boyd Gaming Corp., 6.875%, 5/15/2023		140,000	150,500
CalAtlantic Group, Inc., 5.25%, 6/1/2026		573,000	558,675
Caleres, Inc., 6.25%, 8/15/2023		110,000	115,500
Carlson Travel, Inc.:
144A, 6.75%, 12/15/2023		400,000	416,000
144A, 9.5%, 12/15/2024		400,000	418,500
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		385,000	396,550
144A, 5.5%, 5/1/2026		1,330,000	1,356,600
144A, 5.875%, 4/1/2024		235,000	250,862
144A, 5.875%, 5/1/2027		480,000	498,000
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		602,000	612,535
144A, 6.375%, 9/15/2020		940,000	968,200
Churchill Downs, Inc., 5.375%, 12/15/2021		135,000	140,063
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		250,000	250,000
Series B, 6.5%, 11/15/2022		365,000	373,212
Series A, 7.625%, 3/15/2020		110,000	105,600
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		20,000	20,575
CSC Holdings LLC:
5.25%, 6/1/2024 (b)		585,000	571,837
144A, 5.5%, 4/15/2027		755,000	764,437
144A, 10.125%, 1/15/2023		400,000	462,000
144A, 10.875%, 10/15/2025		275,000	327,250
Dana, Inc., 5.5%, 12/15/2024		180,000	183,600
DISH DBS Corp.:
5.875%, 7/15/2022		200,000	210,500
6.75%, 6/1/2021		450,000	488,250
7.875%, 9/1/2019		270,000	299,700
Dollar Tree, Inc., 5.25%, 3/1/2020		420,000	432,600
		Principal Amount ($)(a)	Value ($)

Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		645,000	657,900
5.25%, 4/15/2023 (b)		245,000	249,483
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		165,000	164,248
5.125%, 11/15/2023		165,000	169,950
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		455,000	449,312
144A, 5.25%, 12/15/2023		545,000	539,550
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		275,000	290,125
144A, 5.75%, 4/15/2024		120,000	126,684
Hertz Corp., 6.75%, 4/15/2019		110,000	110,000
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		140,000	147,350
Lennar Corp., 4.75%, 11/15/2022		400,000	410,000
Live Nation Entertainment, Inc., 144A, 5.375%, 6/15/2022		50,000	51,750
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		195,000	175,500
Mediacom Broadband LLC, 6.375%, 4/1/2023		225,000	236,250
NCL Corp., Ltd.:
144A, 4.625%, 11/15/2020		235,000	239,113
144A, 4.75%, 12/15/2021		160,000	159,901
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	157,906
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		310,000	309,225
5.5%, 5/15/2026		225,000	222,188
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	212,688
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		70,000	71,575
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		55,000	56,478
144A, 5.375%, 4/15/2023		25,000	25,500
Sally Holdings LLC, 5.625%, 12/1/2025		195,000	202,800
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	123,750
SFR Group SA, 144A, 7.375%, 5/1/2026		840,000	861,000
Springs Industries, Inc., 6.25%, 6/1/2021		295,000	305,325
Suburban Propane Partners LP, 5.75%, 3/1/2025		145,000	147,175
Toll Brothers Finance Corp., 4.875%, 11/15/2025		520,000	510,900
TRI Pointe Group, Inc., 4.375%, 6/15/2019		145,000	147,538
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		945,000	983,981
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		955,000	962,162
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		240,000	223,200
144A, 8.5%, 10/15/2022		205,000	212,688
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		200,000	197,500
144A, 5.5%, 8/15/2026		215,000	214,463
		Principal Amount ($)(a)	Value ($)

WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		105,000	105,525
			25,212,154
Consumer Staples 2.1%
Cott Beverages, Inc.:
5.375%, 7/1/2022		445,000	452,787
6.75%, 1/1/2020		180,000	186,525
FAGE International SA, 144A, 5.625%, 8/15/2026		420,000	421,050
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		496,000	518,320
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		290,000	293,625
144A, 8.25%, 2/1/2020		160,000	164,000
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		110,000	117,425
Smithfield Foods, Inc., 6.625%, 8/15/2022		9,000	9,484
			2,163,216
Energy 16.9%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		170,000	171,700
Antero Resources Corp.:
5.125%, 12/1/2022		330,000	333,300
5.375%, 11/1/2021		250,000	255,625
5.625%, 6/1/2023		205,000	209,869
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		405,000	405,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		235,000	240,875
Cheniere Corpus Christi Holdings LLC:
144A, 5.875%, 3/31/2025		225,000	229,570
144A, 7.0%, 6/30/2024		400,000	433,000
Chesapeake Energy Corp., 6.625%, 8/15/2020 (b)		400,000	404,000
Concho Resources, Inc., 4.375%, 1/15/2025		125,000	124,751
Continental Resources, Inc.:
3.8%, 6/1/2024		200,000	184,500
4.5%, 4/15/2023		200,000	196,000
5.0%, 9/15/2022 (b)		568,000	573,334
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		400,000	408,000
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		340,000	333,200
EP Energy LLC, 144A, 8.0%, 11/29/2024		100,000	107,470
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		85,000	86,488
144A, 6.375%, 5/15/2025		140,000	141,778
6.625%, 5/1/2023		95,000	99,275
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		195,000	193,538
144A, 5.75%, 10/1/2025		335,000	339,187
Holly Energy Partners LP:
144A, 6.0%, 8/1/2024		215,000	224,138
6.5%, 3/1/2020		105,000	108,413
Laredo Petroleum, Inc.:
5.625%, 1/15/2022 (b)		100,000	100,750
6.25%, 3/15/2023 (b)		295,000	305,325
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		755,000	671,950
144A, 6.5%, 3/15/2021		100,000	92,500
		Principal Amount ($)(a)	Value ($)

Murphy Oil Corp., 6.875%, 8/15/2024		145,000	154,425
Newfield Exploration Co., 5.375%, 1/1/2026		655,000	667,838
Noble Holding International Ltd., 7.75%, 1/15/2024		435,000	409,161
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		55,000	56,031
6.875%, 3/15/2022		445,000	456,125
6.875%, 1/15/2023		80,000	82,000
Parsley Energy LLC, 144A, 5.375%, 1/15/2025		120,000	120,408
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		210,000	214,725
Precision Drilling Corp., 144A, 7.75%, 12/15/2023		100,000	105,500
Range Resources Corp.:
4.875%, 5/15/2025		340,000	329,375
144A, 5.0%, 8/15/2022		350,000	347,812
144A, 5.875%, 7/1/2022		195,000	202,800
Rice Energy, Inc., 7.25%, 5/1/2023		250,000	265,000
Rowan Companies, Inc., 7.375%, 6/15/2025		150,000	153,000
Sabine Pass Liquefaction LLC:
144A, 5.0%, 3/15/2027		360,000	363,150
5.625%, 2/1/2021		1,190,000	1,273,300
5.625%, 4/15/2023		200,000	212,500
5.625%, 3/1/2025		390,000	417,300
144A, 5.875%, 6/30/2026		355,000	382,512
Sunoco LP:
5.5%, 8/1/2020		130,000	132,600
6.375%, 4/1/2023		140,000	141,750
Tesoro Corp.:
144A, 4.75%, 12/15/2023		340,000	342,337
144A, 5.125%, 12/15/2026		485,000	490,529
Tesoro Logistics LP:
5.25%, 1/15/2025		715,000	730,194
6.375%, 5/1/2024		180,000	192,600
Weatherford International Ltd., 144A, 9.875%, 2/15/2024		415,000	442,232
Whiting Petroleum Corp.:
5.0%, 3/15/2019		165,000	165,645
5.75%, 3/15/2021 (b)		560,000	557,670
WPX Energy, Inc.:
5.25%, 9/15/2024 (b)		100,000	97,000
6.0%, 1/15/2022		100,000	102,500
7.5%, 8/1/2020		150,000	161,250
8.25%, 8/1/2023		295,000	329,663
			17,072,468
Financials 1.5%
CIT Group, Inc.:
5.0%, 8/15/2022		400,000	417,000
5.0%, 8/1/2023		200,000	206,500
CNO Financial Group, Inc., 5.25%, 5/30/2025		140,000	139,825
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		385,000	402,325
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	111,825
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		220,000	218,900
			1,496,375
		Principal Amount ($)(a)	Value ($)

Health Care 5.9%
Alere, Inc., 144A, 6.375%, 7/1/2023		185,000	183,844
Concordia International Corp., 144A, 9.0%, 4/1/2022 (b)		120,000	101,700
Endo Finance LLC, 144A, 5.75%, 1/15/2022		220,000	194,150
Endo Ltd.:
144A, 6.0%, 7/15/2023		195,000	170,869
144A, 6.5%, 2/1/2025		150,000	125,625
HCA, Inc.:
4.5%, 2/15/2027		1,020,000	1,002,150
4.75%, 5/1/2023		500,000	511,875
5.25%, 6/15/2026		385,000	397,994
5.875%, 2/15/2026		530,000	545,900
Hologic, Inc., 144A, 5.25%, 7/15/2022		90,000	94,725
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		170,000	166,515
5.5%, 12/1/2021		275,000	286,000
5.875%, 12/1/2023		230,000	232,875
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020 (b)		80,000	80,300
144A, 5.625%, 10/15/2023		135,000	125,887
Tenet Healthcare Corp.:
4.463%**, 6/15/2020		180,000	181,350
144A, 7.5%, 1/1/2022		135,000	140,737
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		365,000	308,425
144A, 5.875%, 5/15/2023		235,000	177,425
144A, 6.125%, 4/15/2025		405,000	304,256
144A, 7.5%, 7/15/2021		750,000	635,625
			5,968,227
Industrials 6.2%
ADT Corp.:
3.5%, 7/15/2022		150,000	142,875
6.25%, 10/15/2021		395,000	428,575
Allegion PLC, 5.875%, 9/15/2023		85,000	90,100
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		240,000	219,600
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	365,650
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		315,000	296,100
144A, 6.0%, 10/15/2022		265,000	249,100
144A, 8.75%, 12/1/2021		63,000	66,859
Covanta Holding Corp., 5.875%, 3/1/2024		220,000	211,750
EnerSys, 144A, 5.0%, 4/30/2023		45,000	45,225
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		155,000	160,425
FTI Consulting, Inc., 6.0%, 11/15/2022		205,000	213,200
Garda World Security Corp., 144A, 7.25%, 11/15/2021		290,000	269,700
IHO Verwaltungs GmbH, 144A, 4.5%, 9/15/2023 (PIK)		200,000	195,500
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		220,000	222,200
Manitowoc Foodservice, Inc., 9.5%, 2/15/2024		93,000	107,183
		Principal Amount ($)(a)	Value ($)

Masonite International Corp., 144A, 5.625%, 3/15/2023		220,000	227,150
Moog, Inc., 144A, 5.25%, 12/1/2022		165,000	168,300
Novelis Corp.:
144A, 5.875%, 9/30/2026		415,000	419,150
144A, 6.25%, 8/15/2024		195,000	206,700
Oshkosh Corp., 5.375%, 3/1/2025		25,000	25,500
Ply Gem Industries, Inc., 6.5%, 2/1/2022		506,000	521,001
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		25,000	27,219
Ritchie Bros Auctioneers, Inc., 144A, 5.375%, 1/15/2025		130,000	132,600
Summit Materials LLC:
6.125%, 7/15/2023		275,000	282,216
8.5%, 4/15/2022		95,000	104,975
Titan International, Inc., 6.875%, 10/1/2020		170,000	166,387
United Rentals North America, Inc.:
5.5%, 5/15/2027		150,000	148,875
6.125%, 6/15/2023		25,000	26,500
WESCO Distribution, Inc., 144A, 5.375%, 6/15/2024		190,000	190,475
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023		85,000	88,825
ZF North America Capital, Inc., 144A, 4.75%, 4/29/2025		210,000	213,675
			6,233,590
Information Technology 2.6%
Cardtronics, Inc., 5.125%, 8/1/2022		145,000	146,087
Diamond 1 Finance Corp., 144A, 5.875%, 6/15/2021		150,000	159,589
EarthLink Holdings Corp., 7.375%, 6/1/2020		245,000	258,475
Entegris, Inc., 144A, 6.0%, 4/1/2022		160,000	166,400
First Data Corp., 144A, 7.0%, 12/1/2023		275,000	292,875
Match Group, Inc., 6.375%, 6/1/2024		120,000	126,600
Micron Technology, Inc.:
5.5%, 2/1/2025		100,000	99,500
144A, 7.5%, 9/15/2023		390,000	431,925
Netflix, Inc., 5.875%, 2/15/2025		165,000	177,994
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		155,000	163,525
Western Digital Corp.:
144A, 7.375%, 4/1/2023		350,000	385,000
144A, 10.5%, 4/1/2024		168,000	198,660
			2,606,630
Materials 13.6%
AK Steel Corp.:
7.5%, 7/15/2023		200,000	222,000
7.625%, 5/15/2020 (b)		320,000	326,400
Anglo American Capital PLC:
144A, 4.125%, 9/27/2022 (b)		400,000	403,004
144A, 4.875%, 5/14/2025		600,000	608,250
Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024		290,000	305,587
		Principal Amount ($)(a)	Value ($)

Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024		150,000	150,000
Ball Corp., 4.375%, 12/15/2020		110,000	114,950
Berry Plastics Corp., 5.5%, 5/15/2022		435,000	452,400
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	147,175
Chemours Co.:
6.625%, 5/15/2023		265,000	262,350
7.0%, 5/15/2025		80,000	78,800
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		175,000	173,250
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	150,000	152,335
144A, 5.75%, 5/15/2024		250,000	233,750
144A, 7.875%, 4/1/2021		500,000	537,500
Eagle Materials, Inc., 4.5%, 8/1/2026		130,000	129,675
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		350,000	325,500
3.875%, 3/15/2023		300,000	275,250
4.0%, 11/14/2021		250,000	243,750
4.55%, 11/14/2024		400,000	375,000
144A, 6.5%, 11/15/2020		610,000	626,775
144A, 6.875%, 2/15/2023		200,000	210,000
Graphic Packaging International, Inc., 4.125%, 8/15/2024		495,000	472,725
Hexion, Inc., 6.625%, 4/15/2020		270,000	238,950
HudBay Minerals, Inc.:
144A, 7.25%, 1/15/2023		45,000	46,575
144A, 7.625%, 1/15/2025		70,000	72,757
Huntsman International LLC, 4.25%, 4/1/2025	EUR	290,000	307,024
Kaiser Aluminum Corp., 5.875%, 5/15/2024		200,000	207,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		250,000	261,250
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022 (b)		230,000	231,725
144A, 10.375%, 5/1/2021		350,000	387,625
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		400,000	408,500
144A, 7.0%, 7/15/2024		45,000	47,841
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		115,000	118,163
144A, 5.125%, 12/1/2024		55,000	56,513
Teck Resources Ltd.:
3.75%, 2/1/2023		400,000	378,000
4.5%, 1/15/2021		1,565,000	1,572,825
4.75%, 1/15/2022		165,000	165,412
6.125%, 10/1/2035		450,000	437,625
6.25%, 7/15/2041		450,000	433,656
Tronox Finance LLC:
6.375%, 8/15/2020		500,000	467,500
144A, 7.5%, 3/15/2022		245,000	228,462
United States Steel Corp., 144A, 8.375%, 7/1/2021		510,000	563,820
Valvoline, Inc., 144A, 5.5%, 7/15/2024		90,000	93,150
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		90,000	93,825
144A, 5.625%, 10/1/2024		45,000	47,250
			13,691,874
		Principal Amount ($)(a)	Value ($)

Real Estate 2.0%
CyrusOne LP, (REIT), 6.375%, 11/15/2022		310,000	326,275
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		225,000	236,250
(REIT), 5.375%, 4/1/2023		725,000	752,187
(REIT), 5.75%, 1/1/2025		170,000	177,650
(REIT), 5.875%, 1/15/2026		135,000	142,088
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		50,000	49,000
(REIT), 6.375%, 3/1/2024		235,000	245,869
VEREIT Operating Partnership LP, (REIT), 4.875%, 6/1/2026		85,000	86,092
			2,015,411
Telecommunication Services 11.9%
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		380,000	388,409
Series S, 6.45%, 6/15/2021		545,000	573,612
Series W, 6.75%, 12/1/2023		250,000	255,625
Series Y, 7.5%, 4/1/2024		635,000	666,750
Digicel Ltd.:
144A, 6.75%, 3/1/2023		390,000	351,636
144A, 7.0%, 2/15/2020		200,000	188,328
Frontier Communications Corp.:
6.25%, 9/15/2021 (b)		540,000	511,650
7.125%, 1/15/2023		605,000	547,525
10.5%, 9/15/2022		615,000	646,549
11.0%, 9/15/2025		430,000	443,975
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		230,000	252,425
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024 (b)		452,000	464,430
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		745,000	808,325
7.0%, 8/15/2020		350,000	371,039
Sprint Corp.:
7.125%, 6/15/2024		1,345,000	1,385,350
7.625%, 2/15/2025		250,000	262,813
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		899,000	947,321
6.125%, 1/15/2022		110,000	116,050
6.375%, 3/1/2025		497,000	531,169
6.5%, 1/15/2026		15,000	16,219
Telesat Canada, 144A, 8.875%, 11/15/2024		180,000	187,650
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		195,000	202,800
Windstream Services LLC:
7.75%, 10/15/2020		450,000	462,600
7.75%, 10/1/2021 (b)		500,000	514,000
Zayo Group LLC:
6.0%, 4/1/2023		530,000	551,200
6.375%, 5/15/2025		386,000	403,370
			12,050,820
Utilities 3.7%
AmeriGas Partners LP, 5.5%, 5/20/2025		325,000	328,250
Calpine Corp.:
5.375%, 1/15/2023		240,000	234,600
5.75%, 1/15/2025		240,000	231,600
Dynegy, Inc., 7.625%, 11/1/2024		475,000	438,187
		Principal Amount ($)(a)	Value ($)

NGL Energy Partners LP, 5.125%, 7/15/2019		190,000	188,575
NRG Energy, Inc.:
6.25%, 7/15/2022		1,000,000	1,002,500
6.25%, 5/1/2024		770,000	748,825
144A, 6.625%, 1/15/2027		110,000	103,950
144A, 7.25%, 5/15/2026		385,000	383,075
7.875%, 5/15/2021		30,000	31,275
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		95,000	90,013
			3,780,850
Total Corporate Bonds (Cost $90,160,488)			92,291,615

Government & Agency Obligation 1.1%
U.S. Treasury Obligation
U.S. Treasury Note, 0.75%, 10/31/2017 (Cost $1,100,429)		1,100,000	1,099,012

Convertible Bonds 1.5%
Energy 0.0%
Chesapeake Energy Corp., 2.5%, 5/15/2037		19,000	19,071
Materials 1.5%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK)		1,426,438	1,459,104
Total Convertible Bonds (Cost $1,422,510)			1,478,175

	Shares	Value ($)

Common Stocks 0.1%
Industrials 0.0%
Quad Graphics, Inc.	249	6,693
	Shares	Value ($)

Materials 0.1%
GEO Specialty Chemicals, Inc.*	144,027	56,560
GEO Specialty Chemicals, Inc. 144A*	2,206	866
		57,426
Total Common Stocks (Cost $292,150)		64,119

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $244,286)	1,100	4,994

Securities Lending Collateral 4.6%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (c) (d) (Cost $4,663,795)	4,663,795	4,663,795

Cash Equivalents 4.5%
Deutsche Central Cash Management Government Fund, 0.49% (c) (Cost $4,597,237)	4,597,237	4,597,237

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $102,480,895)†	103.1	104,198,947
Other Assets and Liabilities, Net	(3.1)	(3,086,949)
Net Assets	100.0	101,111,998

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2016.

† The cost for federal income tax purposes was $102,480,895. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,718,052. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,337,205 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,619,153.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $4,496,490, which is 4.4% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At December 31, 2016, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Dates	Notional Amount ($) (e)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (f)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2019	1,500,000[1]	5.0%	Sprint Communications, Inc., 7.0%, 8/15/2020, B	105,416	68,900	36,516

(e) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(f) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparty:

1 Goldman Sachs & Co.

As of December 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	216,529	EUR	204,955	1/31/2017	(427)	Merrill Lynch & Co., Inc.
EUR	653,509	USD	684,923	1/31/2017	(4,130)	Merrill Lynch & Co., Inc.
Total unrealized depreciation					(4,557)

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$92,291,615	$ —	$92,291,615
Government & Agency Obligation	—	1,099,012	—	1,099,012
Convertible Bonds	—	19,071	1,459,104	1,478,175
Common Stocks (g)	6,693	—	57,426	64,119
Warrant	—	—	4,994	4,994
Short-Term Investments (g)	9,261,032	—	—	9,261,032
Derivatives (h)
Credit Default Swap Contracts	—	36,516	—	36,516
Total	$9,267,725	$93,446,214	$1,521,524	$104,235,463
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Forward Foreign Currency Exchange Contracts	$ —	$ (4,557)	$ —	$ (4,557)
Total	$ —	$ (4,557)	$ —	$ (4,557)

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Loan Participations and Assignments	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of December 31, 2015	$ 0	$1,551,885	$ 93,597	$ 1,879	$1,647,361
Realized gains (loss)	(700,000)	—	31,908	—	(668,092)
Change in unrealized appreciation (depreciation)	700,000	(204,903)	17,182	3,115	515,394
Amortization of premium/accretion of discount	—	8,620	—	—	8,620
Purchases	—	103,502	—	—	103,502
(Sales)	0	—	(85,261)	—	(85,261)
Transfer into Level 3	—	—	—	—	—
Transfer (out) of Level 3	—	—	—	—	—
Balance as of December 31, 2016	$ —	$1,459,104	$ 57,426	$ 4,994	$1,521,524
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$ —	$ (204,903)	$ (9,637)	$ 3,115	$(211,425)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Materials	$ 57,426	Market Approach	EV/EBITDA Multiple	6.13%
			Discount to public comparables	20%
			Discount for lack of marketability	20%
Warrants
Materials	$ 4,994	Black Scholes Option Pricing Model	Implied Volatility	27.0%
			Illiquidity Discount	20%
Convertible Bonds
Materials	$1,459,104	Convertible Bond Methodology	EV/EBITDA Multiple	6.13%
			Discount to public comparables	20%
			Discount for lack of marketability	20%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity and convertible bond investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $93,219,863) — including $4,496,490 of securities loaned	$ 94,937,915
Investment in Government & Agency Securities Portfolio (cost $4,663,795)*	4,663,795
Investment in Deutsche Central Cash Management Government Fund (cost $4,597,237)	4,597,237
Total investments in securities, at value (cost $102,480,895)	104,198,947
Cash	9,999
Foreign currency, at value (cost $227,008)	226,428
Receivable for investments sold	4,800
Receivable for Fund shares sold	18,951
Interest receivable	1,486,311
Unrealized appreciation on bilateral swap contracts	36,516
Upfront payments paid on bilateral swap contracts	68,900
Foreign taxes recoverable	979
Other assets	1,750
Total assets	106,053,581
Liabilities
Payable upon return of securities loaned	4,663,795
Payable for Fund shares redeemed	111,312
Unrealized depreciation on forward foreign currency exchange contracts	4,557
Accrued management fee	26,673
Accrued Trustees' fees	1,989
Other accrued expenses and payables	133,257
Total liabilities	4,941,583
Net assets, at value	$101,111,998
Net Assets Consist of
Undistributed net investment income	5,781,669
Net unrealized appreciation (depreciation) on: Investments	1,718,052
Swap contracts	36,516
Foreign currency	(3,986)
Accumulated net realized gain (loss)	(26,965,433)
Paid-in capital	120,545,180
Net assets, at value	$101,111,998
Class A Net Asset Value, offering and redemption price per share ($99,511,676 ÷ 15,845,238 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.28
Class B Net Asset Value, offering and redemption price per share ($1,600,322 ÷ 254,095 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.30

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Interest	$ 6,073,275
Dividends	284
Income distributions — Deutsche Central Cash Management Government Fund	19,176
Securities lending income, net of borrower rebates	45,660
Other income	33,497
Total income	6,171,892
Expenses: Management fee	506,207
Administration fee	101,241
Distribution service fee (Class B)	2,364
Recordkeeping fees (Class B)	1,376
Services to shareholders	1,622
Custodian fee	17,118
Professional fees	92,509
Reports to shareholders	34,772
Trustees' fees and expenses	6,080
Other	49,148
Total expenses before expense reductions	812,437
Expense reductions	(80,908)
Total expenses after expense reductions	731,529
Net investment income (loss)	5,440,363
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,049,451)
Swap contracts	(135,510)
Foreign currency	21,196
(3,163,765)
Change in net unrealized appreciation (depreciation) on: Investments	9,300,523
Swap contracts	593,956
Foreign currency	(3,986)
9,890,493
Net gain (loss)	6,726,728
Net increase (decrease) in net assets resulting from operations	$ 12,167,091

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 5,440,363	$ 6,638,151
Net realized gain (loss)	(3,163,765)	(4,223,311)
Change in net unrealized appreciation (depreciation)	9,890,493	(7,046,460)
Net increase (decrease) in net assets resulting from operations	12,167,091	(4,631,620)
Distributions to shareholders from: Net investment income: Class A	(6,259,405)	(8,457,661)
Class B	(122,558)	(6,469)
Total distributions	(6,381,963)	(8,464,130)
Fund share transactions: Class A Proceeds from shares sold	15,011,086	17,956,787
Reinvestment of distributions	6,259,405	8,457,661
Payments for shares redeemed	(28,525,830)	(47,358,324)
Net increase (decrease) in net assets from Class A share transactions	(7,255,339)	(20,943,876)
Class B Proceeds from shares sold	5,848,785	29,829,991
Reinvestment of distributions	122,558	6,469
Payments for shares redeemed	(7,539,910)	(26,867,647)
Net increase (decrease) in net assets from Class B share transactions	(1,568,567)	2,968,813
Increase (decrease) in net assets	(3,038,778)	(31,070,813)
Net assets at beginning of period	104,150,776	135,221,589
Net assets at end of period (including undistributed net investment income of $5,781,669 and $6,775,642, respectively)	$101,111,998	104,150,776
Other Information
Class A Shares outstanding at beginning of period	17,025,372	20,495,541
Shares sold	2,525,843	2,794,697
Shares issued to shareholders in reinvestment of distributions	1,081,072	1,315,344
Shares redeemed	(4,787,049)	(7,580,210)
Net increase (decrease) in Class A shares	(1,180,134)	(3,470,169)
Shares outstanding at end of period	15,845,238	17,025,372
Class B Shares outstanding at beginning of period	530,185	3,764
Shares sold	990,197	4,790,954
Shares issued to shareholders in reinvestment of distributions	21,094	998
Shares redeemed	(1,287,381)	(4,265,531)
Net increase (decrease) in Class B shares	(276,090)	526,421
Shares outstanding at end of period	254,095	530,185

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 5.93	$ 6.60	$ 6.96	$ 6.93	$ 6.56
Income (loss) from investment operations: Net investment income[a]	.32	.32	.36	.39	.45
Net realized and unrealized gain (loss)	.41	(.58)	(.25)	.14	.48
Total from investment operations	.73	(.26)	.11	.53	.93
Less distributions from: Net investment income	(.38)	(.41)	(.47)	(.50)	(.56)
Net asset value, end of period	$ 6.28	$ 5.93	$ 6.60	$ 6.96	$ 6.93
Total Return (%)	12.87[b]	(4.44)[b]	1.47[b]	7.91[b]	14.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	101	135	165	178
Ratio of expenses before expense reductions (%)	.80	.75	.75	.73	.72
Ratio of expenses after expense reductions (%)	.72	.72	.73	.72	.72
Ratio of net investment income (%)	5.38	5.09	5.21	5.69	6.68
Portfolio turnover rate (%)	77	47	52	58	58
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 5.94	$ 6.63	$ 6.99	$ 6.97	$ 6.59
Income (loss) from investment operations: Net investment income[a]	.31	.32	.35	.36	.43
Net realized and unrealized gain (loss)	.41	(.61)	(.26)	.15	.49
Total from investment operations	.72	(.29)	.09	.51	.92
Less distributions from: Net investment income	(.36)	(.40)	(.45)	(.49)	(.54)
Net asset value, end of period	$ 6.30	$ 5.94	$ 6.63	$ 6.99	$ 6.97
Total Return (%)[b]	12.67	(4.95)	1.22	7.44	14.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3.03		.32	.09
Ratio of expenses before expense reductions (%)	1.21	1.14	1.13	1.10	.99
Ratio of expenses after expense reductions (%)	.98	1.02	.97	.97	.99
Ratio of net investment income (%)	5.15	4.86	5.09	5.29	6.42
Portfolio turnover rate (%)	77	47	52	58	58
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $26,966,000, including $17,232,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first; and approximately $9,734,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,843,000) and long-term losses ($7,891,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 5,813,628
Capital loss carryforwards	$(26,966,000)
Unrealized appreciation (depreciation) on investments	$ 1,718,052

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 6,381,963	$ 8,464,130

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $1,500,000 to $9,570,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $685,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $217,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Credit Contracts (a)	$ 36,516
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on bilateral swap contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (4,557)
The above derivatives is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on foreign forward currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (135,510)	$ (135,510)
Foreign Exchange Contracts (b)	24,078	—	24,078
	$ 24,078	$ (135,510)	$ (111,432)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 593,956	$ 593,956
Foreign Exchange Contracts (b)	(4,557)	—	(4,557)
	$ (4,557)	$ 593,956	$ 589,399

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Goldman Sachs & Co.	$ 36,516	$ —	$ —	$ 36,516
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities

Merrill Lynch & Co., Inc.	$ 4,557	$ —	$ —	$ 4,557

C. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $72,373,524 and $82,108,986, respectively. Purchases and sales of U.S. Treasury obligations aggregated $1,100,605 and $550,021, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	.98%

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 78,771
Class B	2,137
$ 80,908

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $101,241, of which $8,561 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 284	$ 71
Class B	58	15
	$ 342	$ 86

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2016, the Distribution Service Fee was $2,364, of which 339 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,162, of which $5,913 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,910.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 31%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche High Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche High Income VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche High Income VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,068.00	$1,067.80
Expenses Paid per $1,000*	$ 3.74	$ 5.09
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,021.52	$1,020.21
Expenses Paid per $1,000*	$ 3.66	$ 4.98

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.72%	.98%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 1% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche High Income VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2HI-2 (R-025832-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Large Cap Value VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statements of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

18 Report of Independent Registered Public Accounting Firm

19 Information About Your Fund's Expenses

20 Tax Information

20 Proxy Voting

21 Advisory Agreement Board Considerations and Fee Evaluation

24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.78% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Large Cap Value VIP
■ Deutsche Large Cap Value VIP — Class A ■ Russell 1000® Value Index ■ S&P 500 Index

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Effective on or about October 3, 2016, the Standard & Poor’s (S&P) 500 Index replaced the Russell 1000® Value Index as the comparative broad-based securities market index because the Advisor believes that the Standard & Poor’s (S&P) 500 Index more closely reflects the fund’s overall investments.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,561	$9,858	$14,167	$14,149
	Average annual total return	–4.39%	–0.47%	7.21%	3.53%
Russell 1000® Value Index	Growth of $10,000	$11,734	$12,803	$19,938	$17,445
	Average annual total return	17.34%	8.59%	14.80%	5.72%
S&P 500® Index	Growth of $10,000	$11,196	$12,905	$19,818	$19,572
	Average annual total return	11.96%	8.87%	14.66%	6.95%
Deutsche Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,538	$9,772	$13,959	$13,714
	Average annual total return	–4.62%	–0.77%	6.90%	3.21%
Russell 1000® Value Index	Growth of $10,000	$11,734	$12,803	$19,938	$17,445
	Average annual total return	17.34%	8.59%	14.80%	5.72%
S&P 500® Index	Growth of $10,000	$11,196	$12,905	$19,818	$19,572
	Average annual total return	11.96%	8.87%	14.66%	6.95%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

Deutsche Large Cap Value VIP returned –4.39% in 2016 (Class A shares, unadjusted for contract charges), compared with the 11.96% return of its benchmark the S&P 500® Index. The Russell 1000™ Value Index returned 17.34%.1

At the start of 2016, stocks performed poorly due to lingering concerns regarding global growth, but favorable actions by the world’s central banks provided the spark for a rebound in mid-February. Stocks continued to rally through the spring and summer, as better-than-expected economic data fueled a steady recovery in market sentiment. During the period, the U.S. Federal Reserve Board reaffirmed its commitment to a gradual, data-dependent approach to its interest-rate policy. At the same time, investors grew more comfortable with the growth picture, as rebounding commodity prices, an improving outlook for China and steady economic data from developed markets allayed fears that the world economy would slip into a recession. Macroeconomic concerns returned in October, when the market rally lost steam amid growing uncertainty about the U.S. election. While stocks paused in the weeks leading up to the election, they staged a powerful relief rally in the final three weeks of November due to investors’ favorable response to the removal of political uncertainty.

For the 12-month period, the Fund significantly underperformed the benchmark, and the largest detractor from performance was the Fund's tilt toward growth companies, as stocks with the biggest growth orientation underperformed, while more value-oriented stocks outperformed. High-dividend and low-volatility stocks also outperformed, and the Fund was underweighted in those areas as well. With regard to sectors, the Fund's overweight in health care and underweight in financials subtracted from returns. In terms of specific holdings, the timing of the Fund's position in Bank of America Corp.* detracted significantly from performance. Holdings in the generic drug maker Endo International plc* also detracted as the company lowered its earnings outlook. Conversely, the Fund's holdings in Darden Restaurants, Inc.* contributed to returns as the company has benefited from the excellent execution of core strategies within its restaurant chains. Additionally, the Fund's out-of-benchmark position in Southwest Airlines Co.* added to performance as the airline has enjoyed healthy earnings.2

In October 2016, Deutsche Large Cap Value VIP adopted the CROCI® (Cash Return on Capital Invested) strategy as its underlying investment thesis. Portfolio management will select stocks of companies that they believe offer economic value from among the largest U.S. companies, utilizing the CROCI® strategy as one factor, among other factors. The belief underpinning the CROCI® investment philosophy is that reported financial statement data is incomplete and often not comparable across industries, sectors, countries and regions. Furthermore, it is not adjusted for inflation, nor does it always reflect all information relevant to valuation calculations. The managers believe that a systematic adjustment of reported financial statement data can provide a more accurate assessment of corporate valuation, financial risk and cash returns, thereby leading to superior long-term investment performance. The team will also take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity and trading controls, and managing the portfolio with tax efficiency in mind.

Di Kumble, CFA
John Moody

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index became the fund's benchmark as of October 3, 2016. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

* Not held in the portfolio as of December 31, 2016.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Master Limited Partnership)	12/31/16	12/31/15

Utilities	21%	4%
Consumer Staples	17%	8%
Health Care	17%	31%
Consumer Discretionary	15%	16%
Industrials	12%	8%
Information Technology	12%	6%
Telecommunication Services	3%	—
Materials	3%	1%
Financials	—	17%
Energy	—	9%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 14.4%
Auto Components 2.5%
Goodyear Tire & Rubber Co.	187,572	5,790,348
Household Durables 2.3%
D.R. Horton, Inc.	195,619	5,346,267
Leisure Products 2.2%
Hasbro, Inc.	65,902	5,126,516
Media 5.1%
Time Warner, Inc.	61,550	5,941,422
Twenty-First Century Fox, Inc. "A"	202,631	5,681,773
		11,623,195
Multiline Retail 2.3%
Target Corp.	73,013	5,273,729
Consumer Staples 17.3%
Beverages 7.5%
Coca-Cola Co.	136,424	5,656,139
Dr. Pepper Snapple Group, Inc.	65,687	5,955,841
PepsiCo, Inc.	55,016	5,756,324
		17,368,304
Food & Staples Retailing 2.4%
Wal-Mart Stores, Inc.	80,861	5,589,112
Household Products 5.0%
Kimberly-Clark Corp.	49,591	5,659,325
Procter & Gamble Co.	68,188	5,733,247
		11,392,572
Personal Products 2.4%
Estee Lauder Companies, Inc. "A"	72,788	5,567,554
Health Care 17.1%
Biotechnology 4.8%
Amgen, Inc.	38,649	5,650,870
Gilead Sciences, Inc.	75,160	5,382,208
		11,033,078
Health Care Equipment & Supplies 5.0%
Medtronic PLC	76,605	5,456,574
Stryker Corp.	51,657	6,189,025
		11,645,599
Pharmaceuticals 7.3%
Johnson & Johnson	49,617	5,716,375
Merck & Co., Inc.	90,716	5,340,451
Pfizer, Inc.	179,702	5,836,721
		16,893,547
Industrials 12.3%
Aerospace & Defense 4.9%
Raytheon Co.	38,561	5,475,662
United Technologies Corp.	52,840	5,792,321
		11,267,983
Industrial Conglomerates 5.0%
General Electric Co.	182,486	5,766,557
Honeywell International, Inc.	50,248	5,821,231
		11,587,788
	Shares	Value ($)

Machinery 2.4%
Illinois Tool Works, Inc.	45,773	5,605,362
Information Technology 12.2%
Communications Equipment 2.5%
Cisco Systems, Inc.	187,608	5,669,514
IT Services 2.5%
International Business Machines Corp.	34,737	5,765,995
Semiconductors & Semiconductor Equipment 2.3%
KLA-Tencor Corp.	69,045	5,432,461
Software 2.4%
Oracle Corp.	141,548	5,442,520
Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	50,522	5,851,458
Materials 2.5%
Chemicals
LyondellBasell Industries NV "A"	66,129	5,672,545
Telecommunication Services 2.7%
Diversified Telecommunication Services
Verizon Communications, Inc.	116,589	6,223,521
Utilities 20.6%
Electric Utilities 10.2%
American Electric Power Co., Inc.	95,788	6,030,812
Edison International	81,791	5,888,134
NextEra Energy, Inc.	49,621	5,927,725
PG&E Corp.	95,723	5,817,087
		23,663,758
Multi-Utilities 10.4%
Consolidated Edison, Inc.	80,892	5,960,122
Dominion Resources, Inc.	78,335	5,999,678
DTE Energy Co.	60,972	6,006,352
Public Service Enterprise Group, Inc.	137,989	6,054,957
		24,021,109
Total Common Stocks (Cost $227,137,671)		228,853,835

Cash Equivalents 0.8%
Deutsche Central Cash Management Government Fund, 0.50% (a) (Cost $1,823,475)	1,823,475	1,823,475

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $228,961,146)†	99.9	230,677,310
Other Assets and Liabilities, Net	0.1	159,514
Net Assets	100.0	230,836,824

† The cost for federal income tax purposes was $229,050,047. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,627,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,354,677 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,727,414.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$228,853,835	$ —	$ —	$228,853,835
Short-Term Investment	1,823,475	—	—	1,823,475
Total	$230,677,310	$ —	$ —	$230,677,310

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $227,137,671)	$228,853,835
Investment in Deutsche Central Cash Management Government Fund (cost $1,823,475)	1,823,475
Total investments in securities, at value (cost $228,961,146)	230,677,310
Receivable for Fund shares sold	42,249
Dividends receivable	508,655
Interest receivable	380
Other assets	3,517
Total assets	231,232,111
Liabilities
Payable for Fund shares redeemed	174,543
Accrued management fee	111,380
Accrued Trustees' fees	4,091
Other accrued expenses and payables	105,273
Total liabilities	395,287
Net assets, at value	$230,836,824
Net Assets Consist of
Undistributed net investment income	3,845,993
Net unrealized appreciation (depreciation) on investments	1,716,164
Accumulated net realized gain (loss)	(22,950,201)
Paid-in capital	248,224,868
Net assets, at value	$230,836,824
Class A Net Asset Value, offering and redemption price per share ($227,325,587 ÷ 16,529,732 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.75
Class B Net Asset Value, offering and redemption price per share ($3,511,237 ÷ 254,820 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,912)	$ 5,674,829
Income distributions — Deutsche Central Cash Management Government Fund	16,482
Securities lending income, net of borrower rebates	56,072
Other income	47,515
Total income	5,794,898
Expenses: Management fee	1,572,759
Administration fee	242,022
Services to shareholders	4,306
Record keeping fees (Class B)	2,468
Distribution and service fees (Class B)	9,481
Custodian fee	8,404
Professional fees	72,832
Reports to shareholders	32,842
Trustees' fees and expenses	12,674
Other	15,740
Total expenses before expense reductions	1,973,528
Expense reductions	(179,874)
Total expenses after expense reductions	1,793,654
Net investment income	$ 4,001,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(20,531,633)
Change in net unrealized appreciation (depreciation) on investments	1,399,099
Net gain (loss)	(19,132,534)
Net increase (decrease) in net assets resulting from operations	(15,131,290)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 4,001,244	$ 2,553,436
Net realized gain (loss)	(20,531,633)	10,078,803
Change in net unrealized appreciation (depreciation)	1,399,099	(38,128,300)
Net increase (decrease) in net assets resulting from operations	(15,131,290)	(25,496,061)
Distributions to shareholders from: Net investment income: Class A	(2,434,486)	(5,899,426)
Class B	(25,893)	(54,717)
Net realized gains: Class A	(12,035,759)	(17,852,466)
Class B	(185,570)	(214,368)
Total distributions	(14,681,708)	(24,020,977)
Fund share transactions: Class A Proceeds from shares sold	5,510,987	6,111,736
Reinvestment of distributions	14,470,245	23,751,892
Payments for shares redeemed	(56,264,127)	(118,444,533)
Net increase (decrease) in net assets from Class A share transactions	(36,282,895)	(88,580,905)
Class B Proceeds from shares sold	525,700	538,133
Reinvestment of distributions	211,463	269,085
Payments for shares redeemed	(1,258,566)	(881,598)
Net increase (decrease) in net assets from Class B share transactions	(521,403)	(74,380)
Increase (decrease) in net assets	(66,617,296)	(138,172,323)
Net assets at beginning of period	297,454,120	435,626,443
Net assets at end of period (including undistributed net investment income of $3,845,993 and $2,410,518, respectively)	$230,836,824	$297,454,120
Other Information
Class A Shares outstanding at beginning of period	19,157,658	24,769,255
Shares sold	405,203	372,428
Shares issued to shareholders in reinvestment of distributions	1,079,869	1,389,812
Shares redeemed	(4,112,998)	(7,373,837)
Net increase (decrease) in Class A shares	(2,627,926)	(5,611,597)
Shares outstanding at end of period	16,529,732	19,157,658
Class B Shares outstanding at beginning of period	291,996	297,108
Shares sold	38,734	32,072
Shares issued to shareholders in reinvestment of distributions	15,722	15,690
Shares redeemed	(91,632)	(52,874)
Net increase (decrease) in Class B shares	(37,176)	(5,112)
Shares outstanding at end of period	254,820	291,996

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.29	$ 17.38	$ 15.97	$ 12.45	$ 11.56
Income (loss) from investment operations: Net investment income (loss)[a]	.23	.11	.24	.26	.25
Net realized and unrealized gain (loss)	(.93)	(1.20)	1.45	3.54	.87
Total from investment operations	(.70)	(1.09)	1.69	3.80	1.12
Less distributions from: Net investment income	(.14)	(.25)	(.28)	(.28)	(.23)
Net realized gains on investment transactions	(.70)	(.75)	—	—	—
Total distributions	(.84)	(1.00)	(.28)	(.28)	(.23)
Net asset value, end of period	$ 13.75	$ 15.29	$ 17.38	$ 15.97	$ 12.45
Total Return (%)[b]	(4.39)	(6.87)	10.72	30.89	9.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	227	293	430	432	377
Ratio of expenses before expense reductions (%)	.81	.78	.78	.78	.78
Ratio of expenses after expense reductions (%)	.74	.73	.73	.74	.77
Ratio of net investment income (loss) (%)	1.66	.65	1.43	1.82	2.04
Portfolio turnover rate (%)	293	121	133	54	63
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.31	$ 17.40	$ 15.99	$ 12.46	$ 11.57
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.06	.18	.22	.21
Net realized and unrealized gain (loss)	(.92)	(1.21)	1.46	3.55	.88
Total from investment operations	(.73)	(1.15)	1.64	3.77	1.09
Less distributions from: Net investment income	(.10)	(.19)	(.23)	(.24)	(.20)
Net realized gains on investment transactions	(.70)	(.75)	—	—	—
Total distributions	(.80)	(.94)	(.23)	(.24)	(.20)
Net asset value, end of period	$ 13.78	$ 15.31	$ 17.40	$ 15.99	$ 12.46
Total Return (%)[b]	(4.62)	(7.16)	10.36	30.54	9.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	5	4
Ratio of expenses before expense reductions (%)	1.13	1.10	1.09	1.09	1.09
Ratio of expenses after expense reductions (%)	1.05	1.04	1.04	1.05	1.08
Ratio of net investment income (loss) (%)	1.37	.35	1.10	1.52	1.73
Portfolio turnover rate (%)	293	121	133	54	63
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Large Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Government & Agency Securities Portfolio managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had no securities on loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $22,862,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($20,822,000) and long-term losses ($2,040,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 3,845,993
Capital loss carryforward	$(22,862,000)
Unrealized appreciation (depreciation) on investments	$ 1,627,263

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 2,525,931	$ 5,954,143
Distribution from long-term capital gains	$ 12,155,777	$ 18,066,834

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $703,333,478 and $748,194,540, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.73%
Class B	1.04%

For the period from May 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.75%
Class B	1.06%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	1.03%

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 176,640
Class B	3,234
$ 179,874

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $242,022, of which $19,742 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 392	$ 99
Class B	222	56
	$ 614	$ 155

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2016, the Distribution Service Fee aggregated $9,481, of which $769 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,086, of which $4,197 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,876.

D. Ownership of the Fund

At December 31, 2016, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 50%, 29% and 16%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 64% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Large Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Large Cap Value VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Large Cap Value VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,044.80	$1,043.90
Expenses Paid per $1,000*	$ 3.80	$ 5.34
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,021.42	$1,019.91
Expenses Paid per $1,000*	$ 3.76	$ 5.28

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Large Cap Value VIP	.74%	1.04%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.70 per share from net long-term capital gains during its year ended December 31, 2016.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Large Cap Value VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that on or about October 3, 2016, the Fund would change its investment strategy and portfolio managers. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2LCV-2 (R-025833-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Growth VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

11 Statements of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

18 Report of Independent Registered Public Accounting Firm

19 Information About Your Fund's Expenses

19 Tax Information

20 Proxy Voting

21 Advisory Agreement Board Considerations and Fee Evaluation

23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 0.72% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP
■ Deutsche Small Mid Cap Growth VIP — Class A ■ Russell 2500™ Growth Index

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,908	$11,426	$18,655	$17,497
	Average annual total return	9.08%	4.54%	13.28%	5.75%
Russell 2500 Growth Index	Growth of $10,000	$10,973	$11,725	$19,151	$22,078
	Average annual total return	9.73%	5.45%	13.88%	8.24%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

For the 12-month period ended December 31, 2016, the Fund returned 9.08% (Class A shares, unadjusted for contract charges) in comparison to the 9.73% return of the Russell 2500™ Growth Index.1

As 2016 began, we saw heightened volatility after China’s accelerated yuan depreciation rekindled worries regarding capital outflows. However, the market staged a significant rally beginning on February 12 as oil prices rallied strongly. The second quarter also proved quite volatile, as investors struggled with tepid U.S. growth and Britain's "Brexit" referendum vote in late June to leave the European Union. Immediately following the vote, a massive equity sell-off was unleashed worldwide. However, stocks rallied by the end of June, as global markets displayed surprising resilience. Stocks rallied during the third quarter as better-than-expected earnings reports bolstered sentiment. OPEC’s announcement that it planned to trim oil production beginning in January 2017 then prompted a rally across markets. The fourth quarter represented one of the most interesting market periods in recent history. Following November 8, equities, especially small caps, rallied strongly in light of the presidential election results. Market sentiment was energized by the prospects for above-trend economic growth going forward.

Portfolio underperformance was derived primarily from unfavorable sector allocation, based on overweights in health care and financials, and an underweight to materials.2 Overweights in consumer staples and energy, coupled with an underweight in real estate, contributed positively to returns.3 Stock selection was positive across materials, consumer discretionary and financials.4 In contrast, selection within health care and industrials detracted.

We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth stocks that trade at attractive valuations and are likely to benefit from a strong merger & acquisition cycle.

Joseph Axtell, CFA
Rafaelina M. Lee

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 "Overweight" means that the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means that the Fund holds a lower weighting.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

4 Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Common Stocks	97%	98%
Cash Equivalents	3%	2%
Convertible Preferred Stock	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Preferred Stock)	12/31/16	12/31/15

Consumer Discretionary	20%	20%
Industrials	20%	17%
Information Technology	20%	20%
Health Care	18%	23%
Financials	7%	9%
Materials	7%	5%
Consumer Staples	4%	4%
Energy	3%	2%
Real Estate	1%	—
Telecommunication Services	0%	—
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 19.4%
Auto Components 2.5%
Gentherm, Inc.*	38,010	1,286,638
Tenneco, Inc.*	27,182	1,698,060
		2,984,698
Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc.*	12,300	861,246
ServiceMaster Global Holdings, Inc.*	26,100	983,187
		1,844,433
Hotels, Restaurants & Leisure 3.3%
Jack in the Box, Inc.	16,552	1,847,865
La Quinta Holdings, Inc.*	49,849	708,355
Panera Bread Co. "A"*	6,468	1,326,522
		3,882,742
Household Durables 2.9%
Helen of Troy Ltd.*	11,200	945,840
iRobot Corp.*	29,393	1,718,021
Newell Brands, Inc.	16,958	757,175
		3,421,036
Leisure Products 1.0%
Polaris Industries, Inc. (a)	14,619	1,204,459
Media 1.3%
Cinemark Holdings, Inc.	39,218	1,504,403
Specialty Retail 5.1%
Burlington Stores, Inc.*	22,300	1,889,925
The Children's Place, Inc.	18,041	1,821,239
Ulta Salon, Cosmetics & Fragrance, Inc.*	5,969	1,521,737
Urban Outfitters, Inc.*	30,305	863,086
		6,095,987
Textiles, Apparel & Luxury Goods 1.7%
Carter's, Inc.	12,586	1,087,304
Hanesbrands, Inc.	42,994	927,381
		2,014,685
Consumer Staples 3.6%
Food & Staples Retailing 1.4%
Casey's General Stores, Inc.	14,482	1,721,620
Food Products 1.1%
Hain Celestial Group, Inc.*	32,043	1,250,638
Household Products 1.1%
Spectrum Brands Holdings, Inc.	10,800	1,321,164
Energy 3.3%
Energy Equipment & Services 2.0%
Core Laboratories NV (a)	7,974	957,199
Dril-Quip, Inc.*	7,284	437,404
Patterson-UTI Energy, Inc.	37,400	1,006,808
		2,401,411
Oil, Gas & Consumable Fuels 1.3%
Diamondback Energy, Inc.*	10,820	1,093,470
Gulfport Energy Corp.*	17,430	377,185
		1,470,655
	Shares	Value ($)

Financials 7.1%
Banks 5.6%
Chemical Financial Corp.	17,001	920,944
FCB Financial Holdings, Inc. "A"*	24,721	1,179,192
Pinnacle Financial Partners, Inc.	19,461	1,348,647
Signature Bank*	6,291	944,908
South State Corp.	12,713	1,111,116
SVB Financial Group*	6,741	1,157,160
		6,661,967
Capital Markets 1.5%
Lazard Ltd. "A"	23,866	980,654
Moelis & Co. "A"	22,802	772,988
		1,753,642
Health Care 17.4%
Biotechnology 6.1%
Alkermes PLC*	19,068	1,059,799
Bluebird Bio, Inc.* (a)	8,876	547,649
Ligand Pharmaceuticals, Inc.* (a)	11,809	1,199,913
Neurocrine Biosciences, Inc.*	14,801	572,799
Retrophin, Inc.*	87,925	1,664,420
Spectrum Pharmaceuticals, Inc.*	132,070	585,070
TESARO, Inc.*	4,700	632,056
United Therapeutics Corp.*	6,200	889,266
		7,150,972
Health Care Equipment & Supplies 0.7%
Cynosure, Inc. "A"*	18,800	857,280
Health Care Providers & Services 6.9%
BioScrip, Inc.*	513,500	534,040
Centene Corp.*	31,422	1,775,657
Healthways, Inc.*	26,800	609,700
Kindred Healthcare, Inc.	80,458	631,596
Molina Healthcare, Inc.*	26,781	1,453,137
Providence Service Corp.*	41,245	1,569,372
RadNet, Inc.*	107,600	694,020
Teladoc, Inc.* (a)	55,200	910,800
		8,178,322
Life Sciences Tools & Services 1.4%
PAREXEL International Corp.*	18,053	1,186,443
VWR Corp.*	20,000	500,600
		1,687,043
Pharmaceuticals 2.3%
Akorn, Inc.*	28,330	618,444
Flamel Technologies SA (ADR)*	140,644	1,461,291
Pacira Pharmaceuticals, Inc.*	19,083	616,381
		2,696,116
Industrials 19.1%
Aerospace & Defense 1.9%
DigitalGlobe, Inc.*	37,813	1,083,343
HEICO Corp.	15,722	1,212,952
		2,296,295
Building Products 2.8%
A.O. Smith Corp.	28,752	1,361,407
Fortune Brands Home & Security, Inc.	21,743	1,162,381
Gibraltar Industries, Inc.*	19,400	808,010
		3,331,798
Commercial Services & Supplies 0.6%
Advanced Disposal Services, Inc.*	34,500	766,590
	Shares	Value ($)

Construction & Engineering 1.3%
Primoris Services Corp.	66,842	1,522,661
Electrical Equipment 2.7%
Acuity Brands, Inc.	5,162	1,191,699
AZZ, Inc.	22,843	1,459,668
Thermon Group Holdings, Inc.*	28,935	552,369
		3,203,736
Machinery 7.4%
IDEX Corp.	12,700	1,143,762
John Bean Technologies Corp.	20,100	1,727,595
Manitowoc Foodservice, Inc.*	57,400	1,109,542
Middleby Corp.*	13,560	1,746,664
WABCO Holdings, Inc.*	20,122	2,135,950
Watts Water Technologies, Inc. "A"	14,395	938,554
		8,802,067
Marine 0.6%
Kirby Corp.*	10,100	671,650
Professional Services 0.9%
On Assignment, Inc.*	23,482	1,036,965
Trading Companies & Distributors 0.9%
HD Supply Holdings, Inc.*	24,184	1,028,062
Information Technology 19.1%
Electronic Equipment, Instruments & Components 4.2%
Belden, Inc.	9,300	695,361
Cognex Corp.	39,216	2,494,922
IPG Photonics Corp.*	17,928	1,769,673
		4,959,956
Internet Software & Services 2.4%
CoStar Group, Inc.*	7,327	1,381,066
WebMD Health Corp.* (a)	29,833	1,478,822
		2,859,888
IT Services 6.6%
Broadridge Financial Solutions, Inc.	23,570	1,562,691
Cardtronics PLC "A"*	37,408	2,041,354
Euronet Worldwide, Inc.*	13,000	941,590
MAXIMUS, Inc.	23,134	1,290,646
WEX, Inc.*	9,098	1,015,337
WNS Holdings Ltd. (ADR)*	34,828	959,511
		7,811,129
Semiconductors & Semiconductor Equipment 2.2%
Advanced Energy Industries, Inc.*	32,293	1,768,042
Mellanox Technologies Ltd.*	19,200	785,280
		2,553,322
	Shares	Value ($)

Software 3.7%
Aspen Technology, Inc.*	32,083	1,754,298
Proofpoint, Inc.*	11,700	826,605
Tyler Technologies, Inc.*	12,892	1,840,591
		4,421,494
Materials 6.4%
Chemicals 3.8%
Huntsman Corp.	72,512	1,383,529
Minerals Technologies, Inc.	20,978	1,620,550
Trinseo SA	24,825	1,472,123
		4,476,202
Construction Materials 1.5%
Eagle Materials, Inc.	17,856	1,759,352
Metals & Mining 1.1%
United States Steel Corp.	42,000	1,386,420
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	28,375	626,236
Urban Edge Properties	40,000	1,100,400
		1,726,636
Telecommunication Services 0.5%
Diversified Telecommunication Services
SBA Communications Corp. "A"*	6,155	635,565
Total Common Stocks (Cost $84,684,845)		115,353,061

Convertible Preferred Stock 0.2%
Health Care
Providence Service Corp., 5.5% (Cost $283,300)	2,833	270,300

Securities Lending Collateral 3.6%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (b) (c) (Cost $4,211,603)	4,211,603	4,211,603

Cash Equivalents 2.5%
Deutsche Central Cash Management Government Fund, 0.49% (b) (Cost $2,937,543)	2,937,543	2,937,543

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $92,117,291)†	103.7	122,772,507
Other Assets and Liabilities, Net	(3.7)	(4,395,414)
Net Assets	100.0	118,377,093

* Non-income producing security.

† The cost for federal income tax purposes was $92,730,623. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $30,041,884. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,424,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,382,351.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $4,136,348, which is 3.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$115,353,061	$ —	$ —	$115,353,061
Convertible Preferred Stock	—	—	270,300	270,300
Short-Term Investments (d)	7,149,146	—	—	7,149,146
Total	$122,502,207	$ —	$ 270,300	$122,772,507

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $84,968,145) — including $4,136,348 of securities loaned	$115,623,361
Investment in Government & Agency Securities Portfolio (cost $4,211,603)*	4,211,603
Investment in Deutsche Central Cash Management Government Fund (cost $2,937,543)	2,937,543
Total investments in securities, at value (cost $92,117,291)	122,772,507
Receivable for investments sold	354,091
Receivable for Fund shares sold	2,499
Dividends receivable	46,766
Interest receivable	14,845
Other assets	2,032
Total assets	123,192,740
Liabilities
Payable upon return of securities loaned	4,211,603
Payable for investments purchased	359,864
Payable for Fund shares redeemed	91,173
Accrued management fee	55,835
Accrued Trustees' fees	2,185
Other accrued expenses and payables	94,987
Total liabilities	4,815,647
Net assets, at value	$118,377,093
Net Assets Consist of
Undistributed net investment income	115,705
Net unrealized appreciation (depreciation) on investments	30,655,216
Accumulated net realized gain (loss)	5,767,616
Paid-in capital	81,838,556
Net assets, at value	$118,377,093
Class A Net Asset Value, offering and redemption price per share ($118,377,093 ÷ 6,244,931 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.96

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,318)	$ 796,494
Interest	688
Income distributions — Deutsche Central Cash Management Government Fund	11,138
Securities lending income, net of borrower rebates	143,458
Other income	49,703
Total income	1,001,481
Expenses: Management fee	639,301
Administration fee	116,236
Services to shareholders	1,794
Custodian fee	5,199
Professional fees	73,887
Reports to shareholders	24,607
Trustees' fees and expenses	7,229
Other	8,953
Total expenses	877,206
Net investment income (loss)	124,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	6,541,357
Change in net unrealized appreciation (depreciation) on investments	1,718,283
Net gain (loss)	8,259,640
Net increase (decrease) in net assets resulting from operations	$ 8,383,915

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income (loss)	$ 124,275	$ (327,026)
Net realized gain (loss)	6,541,357	21,100,175
Change in net unrealized appreciation (depreciation)	1,718,283	(21,155,273)
Net increase (decrease) in net assets resulting from operations	8,383,915	(382,124)
Distributions to shareholders from: Net realized gains Class A	(20,264,895)	(13,914,292)
Fund share transactions: Class A Proceeds from shares sold	2,382,262	9,710,776
Reinvestment of distributions	20,264,895	13,914,292
Payments for shares redeemed	(27,583,809)	(46,020,854)
Net increase (decrease) in net assets from Class A share transactions	(4,936,652)	(22,395,786)
Increase (decrease) in net assets	(16,817,632)	(36,692,202)
Net assets at beginning of period	135,194,725	171,886,927
Net assets at end of period (including undistributed net investment income $115,705 and $0, respectively)	$118,377,093	$135,194,725
Other Information
Class A Shares outstanding at beginning of period	6,467,679	7,527,702
Shares sold	129,160	422,288
Shares issued to shareholders in reinvestment of distributions	1,137,838	604,706
Shares redeemed	(1,489,746)	(2,087,017)
Net increase (decrease) in Class A shares	(222,748)	(1,060,023)
Shares outstanding at end of period	6,244,931	6,467,679

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 20.90	$ 22.83	$ 21.59	$ 15.14	$ 13.24
Income (loss) from investment operations: Net investment income (loss)[a]	.02	(.04)	(.02)	(.04)	.02
Net realized and unrealized gain (loss)	1.64	(.00)	1.26	6.51	1.88
Total from investment operations	1.66	(.04)	1.24	6.47	1.90
Less distributions from: Net investment income	—	—	—	(.02)	—
Net realized gains	(3.60)	(1.89)	—	—	—
Total distributions	(3.60)	(1.89)	—	(.02)	—
Net asset value, end of period	$ 18.96	$ 20.90	$ 22.83	$ 21.59	$ 15.14
Total Return (%)	9.08	(.90)	5.74	42.78	14.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	135	172	187	145
Ratio of expenses (%)	.75	.72	.73	.72	.74
Ratio of net investment income (loss) (%)	.11	(.19)	(.11)	(.22)	.11
Portfolio turnover rate (%)	28	42	44	56	57
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-trade funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 115,705
Undistributed long-term capital gains	$ 6,380,949
Net unrealized appreciation (depreciation) on investments	$ 30,041,884

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 239,535	$ —
Distributions from long-term capital gains*	$ 20,025,360	$ 13,914,292

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $32,257,962 and $56,994,883, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.86%.

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.88%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $116,236, of which $10,152 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC aggregated $397, of which $106 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,474, of which $4,211 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,149.

D. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 71% and 25%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Small Mid Cap Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Mid Cap Growth VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Mid Cap Growth VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,094.10
Expenses Paid per $1,000*	$ 3.90
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,021.42
Expenses Paid per $1,000*	$ 3.76

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.74%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $3.56 per share from net long-term capital gains during its year ended December 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,036,000 as capital gain dividends for its year ended December 31, 2016.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Small Mid Cap Growth VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2SMCG-2 (R-025835-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Value VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statements of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Report of Independent Registered Public Accounting Firm

18 Information About Your Fund's Expenses

19 Tax Information

19 Proxy Voting

20 Advisory Agreement Board Considerations and Fee Evaluation

23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.80% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP
■ Deutsche Small Mid Cap Value VIP — Class A ■ Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,689	$12,099	$18,615	$19,149
	Average annual total return	16.89%	6.56%	13.23%	6.71%
Russell 2500 Value Index	Growth of $10,000	$12,520	$12,674	$20,145	$19,566
	Average annual total return	25.20%	8.22%	15.04%	6.94%
Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,647	$11,969	$18,280	$18,490
	Average annual total return	16.47%	6.18%	12.82%	6.34%
Russell 2500 Value Index	Growth of $10,000	$12,520	$12,674	$20,145	$19,566
	Average annual total return	25.20%	8.22%	15.04%	6.94%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

The Class A shares of Deutsche Small Mid Cap Value VIP returned 16.89% in 2016 (unadjusted for contract charges), trailing the 25.20% return of its benchmark, the Russell 2500™ Value Index.1

While the overall asset class finished with strong returns, the Fund did not fully participate in the gains. We recognize that the shortfall is disappointing for our investors, but our goal is to invest in stocks we believe are positioned for outperformance over a multiyear time frame. Although this can lead to swings in short-term performance relative to the benchmark, we are focused on making sure the Fund is invested in fundamentally sound, undervalued companies with the potential for market-beating returns. Moreover, the Fund holds a number of companies that we believe are creating shareholder value by paying above-average dividends and buying back shares. We therefore see the portfolio as being well positioned from a longer-term perspective, notwithstanding its underperformance of the past year.

Both sector allocations and stock selection contributed to the deficit of the past 12 months. We held an underweight allocation to utilities and real estate investment trusts, which proved to be a headwind given that both groups registered robust gains in the first half of the period.2 We began to reduce the extent of these underweights as the year progressed, but we put the money to work gradually as opportunities permitted rather than establishing the positions all at once. The Fund therefore had an above-average cash weighting for much of the year, which was an additional drag on returns in the rising market.

Stock selection also played a role in the Fund’s underperformance, with our weakest relative results occurring in the industrials, materials and consumer discretionary sectors.3 Conversely, we outperformed in the health care and consumer staples sectors.4 Among individual stocks, the largest detractors were Pitney Bowes, Inc., Hanesbrands, Inc. and Verint Systems, Inc., while the most significant contributors were OFG Bancorp. and Dolby Laboratories, Inc.

The Fund’s management team changed during the first calendar quarter, but we maintained the same disciplined, value-oriented and research-driven style the Fund employed in the past. We continued to manage the portfolio with a lower valuation than the small-and-mid-cap market as a whole, and we retained a focus on companies with robust fundamentals, high free cash flows and healthy balance sheets. With that said, we did make two shifts of note. First, the Fund now strives to maintain sector weightings that are more closely in line with the benchmark, which we believe can help reduce the impact of sector allocations on the Fund’s relative performance. Second, we began to place a larger emphasis on higher-quality companies that are trading below their intrinsic values due to factors that have caused their stocks to fall temporarily out of favor. At a time in which market performance has been driven largely by liquidity flows and momentum factors, we saw a growing opportunity set among these types of companies. In total, we believe the Fund’s value-driven approach, together with these important shifts, can help us identify the most compelling investment ideas in the small-and-mid-cap space.

Richard Hanlon, CFA
Mary Schafer

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

3 Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

4 The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Common Stocks	95%	97%
Cash Equivalents	5%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/16	12/31/15

Financials	24%	23%
Industrials	15%	26%
Information Technology	15%	19%
Consumer Discretionary	14%	10%
Energy	7%	5%
Real Estate	7%	2%
Consumer Staples	6%	2%
Utilities	5%	—
Health Care	4%	4%
Materials	3%	9%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

	Shares	Value ($)

Common Stocks 95.0%
Consumer Discretionary 13.5%
Auto Components 3.2%
Standard Motor Products, Inc.	47,104	2,506,875
Visteon Corp.	36,937	2,967,519
		5,474,394
Leisure Products 1.7%
Polaris Industries, Inc. (a)	34,849	2,871,209
Media 4.2%
AMC Entertainment Holdings, Inc. "A" (a)	53,628	1,804,582
Scripps Networks Interactive, Inc. "A"	36,800	2,626,416
TEGNA, Inc.	124,067	2,653,793
		7,084,791
Specialty Retail 2.8%
Hibbett Sports, Inc.* (a)	66,984	2,498,503
Staples, Inc.	243,600	2,204,580
		4,703,083
Textiles, Apparel & Luxury Goods 1.6%
Hanesbrands, Inc.	123,173	2,656,842
Consumer Staples 5.2%
Food Products 4.0%
Conagra Brands, Inc.	68,928	2,726,102
Lamb Weston Holdings, Inc.*	53,576	2,027,852
Pinnacle Foods, Inc.	36,800	1,966,960
		6,720,914
Household Products 1.2%
Central Garden & Pet Co.*	61,700	2,041,653
Energy 6.9%
Oil, Gas & Consumable Fuels
Cimarex Energy Co.	23,476	3,190,389
Matador Resources Co.*	105,815	2,725,794
Noble Energy, Inc.	66,700	2,538,602
QEP Resources, Inc.	170,841	3,145,183
		11,599,968
Financials 22.9%
Banks 10.8%
Capital Bank Financial Corp. "A"	91,849	3,605,073
Great Western Bancorp., Inc.	83,802	3,652,929
KeyCorp	260,854	4,765,803
OFG Bancorp. (a)	244,782	3,206,644
Sterling Bancorp.	124,554	2,914,564
		18,145,013
Capital Markets 2.8%
Lazard Ltd. "A"	114,128	4,689,519
Consumer Finance 2.9%
Synchrony Financial	133,865	4,855,283
Insurance 4.6%
CNO Financial Group, Inc.	206,155	3,947,868
Reinsurance Group of America, Inc.	30,449	3,831,398
		7,779,266
Thrifts & Mortgage Finance 1.8%
Walker & Dunlop, Inc.*	100,033	3,121,030
	Shares	Value ($)

Health Care 3.8%
Health Care Providers & Services 2.9%
Aceto Corp.	50,409	1,107,486
HealthSouth Corp.	55,335	2,282,015
MEDNAX, Inc.*	22,100	1,473,186
		4,862,687
Life Sciences Tools & Services 0.9%
PerkinElmer, Inc.	31,743	1,655,397
Industrials 14.6%
Air Freight & Logistics 0.5%
Forward Air Corp.	18,642	883,258
Commercial Services & Supplies 4.9%
Pitney Bowes, Inc.	169,363	2,572,624
Steelcase, Inc. "A"	171,020	3,061,258
The Brink's Co.	65,533	2,703,236
		8,337,118
Construction & Engineering 0.7%
Aegion Corp.*	48,700	1,154,190
Machinery 5.4%
Hillenbrand, Inc.	74,467	2,855,809
Snap-on, Inc.	17,985	3,080,291
Stanley Black & Decker, Inc.	26,959	3,091,928
		9,028,028
Professional Services 0.8%
FTI Consulting, Inc.*	29,205	1,316,562
Trading Companies & Distributors 2.3%
AerCap Holdings NV*	93,358	3,884,626
Information Technology 14.0%
Communications Equipment 2.6%
Harris Corp.	43,493	4,456,728
Electronic Equipment, Instruments & Components 5.4%
Dolby Laboratories, Inc. "A"	38,058	1,719,841
Insight Enterprises, Inc.*	22,400	905,856
Keysight Technologies, Inc.*	83,952	3,070,125
Rogers Corp.*	43,635	3,351,604
		9,047,426
IT Services 2.9%
Convergys Corp.	114,260	2,806,226
NeuStar, Inc. "A"*	63,680	2,126,912
		4,933,138
Software 1.2%
Verint Systems, Inc.*	57,732	2,035,053
Technology Hardware, Storage & Peripherals 1.9%
NetApp, Inc.	89,001	3,139,065
Materials 2.8%
Chemicals
Celanese Corp. "A"	36,129	2,844,797
CF Industries Holdings, Inc.	59,200	1,863,616
		4,708,413
Real Estate 6.4%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	56,902	2,620,337
Gaming and Leisure Properties, Inc.	96,421	2,952,411
Pebblebrook Hotel Trust	63,939	1,902,185
	Shares	Value ($)

Physicians Realty Trust	128,508	2,436,512
STAG Industrial, Inc.	36,100	861,707
		10,773,152
Utilities 4.9%
Electric Utilities 1.7%
IDACORP, Inc.	36,983	2,978,981
Gas Utilities 1.2%
ONE Gas, Inc.	30,900	1,976,364
Multi-Utilities 2.0%
DTE Energy Co.	34,000	3,349,340
Total Common Stocks (Cost $132,723,798)		160,262,491
Securities Lending Collateral 3.9%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.41% (b) (c) (Cost $6,521,525)	6,521,525	6,521,525
	Shares	Value ($)

Cash Equivalents 5.1%
Deutsche Central Cash Management Government Fund, 0.50% (b) (Cost $8,640,301)	8,640,301	8,640,301

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $147,885,624)†	104.0	175,424,317
Other Assets and Liabilities, Net	4.0	(6,730,608)
Net Assets	100.0	168,693,709

* Non-income producing security.

† The cost for federal income tax purposes was $148,072,883. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $27,351,434. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,244,828 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,893,394.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $6,358,065, which is 3.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$160,262,491	$ —	$ —	$160,262,491
Short-Term Investments (d)	15,161,826	—	—	15,161,826
Total	$175,424,317	$ —	$ —	$175,424,317
There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $132,723,798) — including $6,358,065 of securities loaned	$160,262,491
Investment in Government & Agency Securities Portfolio (cost $6,521,525)*	6,521,525
Investment in Deutsche Central Cash Management Government Fund (cost $8,640,301)	8,640,301
Total investments in securities, at value (cost $147,885,624)	175,424,317
Receivable for Fund shares sold	55,315
Dividends receivable	197,632
Interest receivable	7,051
Other assets	2,682
Total assets	175,686,997
Liabilities
Payable upon return of securities loaned	6,521,525
Payable for Fund shares redeemed	271,847
Accrued management fee	93,442
Accrued Trustees' fees	2,578
Other accrued expenses and payables	103,896
Total liabilities	6,993,288
Net assets, at value	$168,693,709
Net Assets Consist of
Undistributed net investment income	1,465,989
Net unrealized appreciation (depreciation) on investments	27,538,693
Accumulated net realized gain (loss)	3,281,308
Paid-in capital	136,407,719
Net assets, at value	$168,693,709
Class A Net Asset Value, offering and redemption price per share ($153,332,198 ÷ 9,208,579 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.65
Class B Net Asset Value, offering and redemption price per share ($15,361,511 ÷ 923,852 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.63

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,070)	$ 2,744,870
Income distributions — Deutsche Central Cash Management Government Fund	41,849
Securities lending income, net of borrower rebates	72,548
Other income	32,130
Total income	2,891,397
Expenses: Management fee	1,039,718
Administration fee	159,957
Services to shareholders	4,203
Record keeping fees (Class B)	14,575
Distribution service fee (Class B)	33,836
Custodian fee	3,491
Professional fees	68,831
Reports to shareholders	37,341
Trustees' fees and expenses	8,696
Other	9,506
Total expenses before expense reductions	1,380,154
Expense reductions	(13,962)
Total expenses after expense reductions	1,366,192
Net investment income (loss)	1,525,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,137,095
Change in net unrealized appreciation (depreciation) on investments	19,608,211
Net gain (loss)	22,745,306
Net increase (decrease) in net assets resulting from operations	$ 24,270,511

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income (loss)	$ 1,525,205	$ 1,012,706
Net realized gain (loss)	3,137,095	17,066,350
Change in net unrealized appreciation (depreciation)	19,608,211	(20,852,678)
Net increase (decrease) in net assets resulting from operations	24,270,511	(2,773,622)
Distributions to shareholders from: Net investment income: Class A	(888,084)	(593,081)
Class B	(31,217)	—
Net realized gains: Class A	(15,665,658)	(17,173,555)
Class B	(1,422,898)	(1,373,376)
Total distributions	(18,007,857)	(19,140,012)
Fund share transactions: Class A Proceeds from shares sold	8,157,267	11,088,951
Reinvestment of distributions	16,553,742	17,766,636
Payments for shares redeemed	(37,741,593)	(52,858,262)
Net increase (decrease) in net assets from Class A share transactions	(13,030,584)	(24,002,675)
Class B Proceeds from shares sold	2,712,137	2,463,269
Reinvestment of distributions	1,454,115	1,373,376
Payments for shares redeemed	(3,082,291)	(5,621,076)
Net increase (decrease) in net assets from Class B share transactions	1,083,961	(1,784,431)
Increase (decrease) in net assets	(5,683,969)	(47,700,740)
Net assets at beginning of period	174,377,678	222,078,418
Net assets at end of period (including undistributed net investment income of $1,465,989 and $973,558, respectively)	$168,693,709	$174,377,678
Other Information
Class A Shares outstanding at beginning of period	10,068,570	11,531,437
Shares sold	525,679	646,274
Shares issued to shareholders in reinvestment of distributions	1,110,244	1,025,787
Shares redeemed	(2,495,914)	(3,134,928)
Net increase (decrease) in Class A shares	(859,991)	(1,462,867)
Shares outstanding at end of period	9,208,579	10,068,570
Class B Shares outstanding at beginning of period	852,173	953,703
Shares sold	176,025	143,164
Shares issued to shareholders in reinvestment of distributions	97,461	79,203
Shares redeemed	(201,807)	(323,897)
Net increase (decrease) in Class B shares	71,679	(101,530)
Shares outstanding at end of period	923,852	852,173

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.97	$ 17.79	$ 17.08	$ 12.78	$ 11.36
Income (loss) from investment operations: Net investment income[a]	.15	.09	.05	.12	.14
Net realized and unrealized gain (loss)	2.34	(.31)	.88	4.35	1.42
Total from investment operations	2.49	(.22)	.93	4.47	1.56
Less distributions from: Net investment income	(.10)	(.05)	(.14)	(.17)	(.14)
Net realized gains	(1.71)	(1.55)	(.08)	—	—
Total distributions	(1.81)	(1.60)	(.22)	(.17)	(.14)
Net asset value, end of period	$ 16.65	$ 15.97	$ 17.79	$ 17.08	$ 12.78
Total Return (%)	16.89[b]	(1.91)	5.53	35.24	13.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	161	205	240	219
Ratio of expenses before expense reductions (%)	.83	.80	.82	.82	.82
Ratio of expenses after expense reductions (%)	.82	.80	.82	.82	.82
Ratio of net investment income (%)	.99	.51	.32	.81	1.18
Portfolio turnover rate (%)	53	25	34	115	11
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.95	$ 17.77	$ 17.07	$ 12.78	$ 11.36
Income (loss) from investment operations: Net investment income[a]	.09	.02	(.01)	.07	.10
Net realized and unrealized gain (loss)	2.34	(.29)	.87	4.34	1.42
Total from investment operations	2.43	(.27)	.86	4.41	1.52
Less distributions from: Net investment income	(.04)	—	(.08)	(.12)	(.10)
Net realized gains	(1.71)	(1.55)	(.08)	—	—
Total distributions	(1.75)	(1.55)	(.16)	(.12)	(.10)
Net asset value, end of period	$ 16.63	$ 15.95	$ 17.77	$ 17.07	$ 12.78
Total Return (%)	16.47[b]	(2.21)	5.09	34.70	13.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	14	17	20	17
Ratio of expenses before expense reductions (%)	1.19	1.16	1.17	1.17	1.16
Ratio of expenses after expense reductions (%)	1.18	1.16	1.17	1.17	1.16
Ratio of net investment income (loss) (%)	.57	.14	(.04)	.45	.81
Portfolio turnover rate (%)	53	25	34	115	11
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period.. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 1,444,846
Undistributed long-term capital gains	$ 3,468,567
Unrealized appreciation (depreciation) on investments	$ 27,351,434

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 1,718,093	$ 9,435,762
Distributions from long-term capital gains	$ 16,289,764	$ 9,704,250

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $79,356,801 and $110,034,868, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.82%
Class B	1.18%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.84%
Class B	1.20%

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 12,660
Class B	1,302
$ 13,962

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $159,957, of which $14,376 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 592	$ 151
Class B	476	114
	$ 1,068	$ 265

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2016, the Distribution Service Fee aggregated $33,836, of which $3,243 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,025, of which $4,343 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53% and 22%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 28%, 22%, 19% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Small Mid Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Mid Cap Value VIP (one of the funds constituting Deutsche Variable series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Mid Cap Value VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,163.50	$1,161.30
Expenses Paid per $1,000*	$ 4.51	$ 6.47
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/16	$1,000.00	$1,000.00
Ending Account Value 12/31/16	$1,020.96	$1,019.15
Expenses Paid per $1,000*	$ 4.22	$ 6.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.83%	1.19%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

The Fund paid distributions of $1.63 per share from net long-term capital gains during its year ended December 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,846,000 as capital gain dividends for its year ended December 31, 2016.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2016, qualified for the dividends received deduction.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Small Mid Cap Value VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2SMCV-2 (R-025829-6  2/17)

December 31, 2016

Annual Report

Deutsche Variable Series II

Deutsche Unconstrained Income VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

15 Statement of Assets and Liabilities

15 Statement of Operations

17 Statements of Changes in Net Assets

18 Financial Highlights

19 Notes to Financial Statements

28 Report of Independent Registered Public Accounting Firm

29 Information About Your Fund's Expenses

30 Tax Information

30 Proxy Voting

31 Advisory Agreement Board Considerations and Fee Evaluation

34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 1.16% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Unconstrained Income VIP
■ Deutsche Unconstrained Income VIP — Class A ■ Bloomberg Barclays U.S. Universal Index

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Unconstrained Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,050	$9,964	$11,149	$15,424
	Average annual total return	0.50%	–0.12%	2.20%	4.43%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,391	$11,016	$11,469	$15,631
	Average annual total return	3.91%	3.28%	2.78%	4.57%

The growth of $10,000 is cumulative.

Management Summary December 31, 2016 (Unaudited)

The Class A shares of the Fund returned 0.50% (unadjusted for contract charges) in 2016, underperforming the 3.91% return of the Bloomberg Barclays U.S. Universal Index.1

The Fund’s overall positioning had a mixed impact on performance in the past 12 months. We entered the period with a defensive posture, as we were very conscious of the risks associated with falling energy prices and slowing global growth. This cautious approach was expressed in a below-average credit exposure and a focus on higher-quality issues. Our defensive strategy served us well until the market low in mid-February, but it subsequently cost us some relative performance over the next four to six weeks by preventing the Fund from fully participating in the initial stages of the rally. We began to add back to the portfolio’s credit exposure in early April, a process that we continued throughout the remainder of the period. The Fund performed well vs. the benchmark in the second half as a result of these moves, enabling it to provide competitive returns for the full year.

Overall, the Fund benefited from its sizable position in high-yield bonds given that the category finished with a total return well above the index. We could have generated even better performance by taking a more aggressive stance in high yield, but we preferred to maintain a focus on higher-quality bonds within the category. We took a similarly risk-conscious approach in the emerging markets by favoring more stable countries over those with higher risk. We therefore missed the majority of the rally in Argentina and Venezuela, which cost us some relative performance. However, our investments in Russia, Indonesia and Brazil made significant contributions. An allocation to emerging-markets corporate bonds, which delivered returns in excess of government securities amid investors’ reach for yield, also provided a meaningful boost to results.

The Fund maintained a lower weighting in the investment-grade category due to its minimal position in corporate bonds. We continue to find better opportunities elsewhere, especially with corporates’ yield spreads having narrowed over the course of 2016. The majority of the investment-grade portfolio was allocated to structured securities, where we saw a more favorable trade-off of risk and return potential. This portion of the Fund made a modest contribution and provided a measure of stability early in the year.

The Fund also held small positions in developed-market international bonds, but our focus was primarily on one-off opportunities. Our investments in Portugal and France contributed positively, but a position in Australia detracted.

The Fund employed derivatives to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the use of derivatives contributed positively to performance during the past 12 months.

At the close of the period, we continued to identify the most attractive opportunities in high-yield and emerging-markets debt. With investors receiving little in the way of yield on developed-market government bonds, we think both asset classes can continue to benefit from robust demand. We are very conscious of the potential risks, however, particularly now that yield spreads have fallen to more normalized levels from their first-quarter highs. Accordingly, we have taken steps to maintain liquidity and manage the risks inherent in the underlying portfolio. We believe this yield-focused, but cautious, strategy is the appropriate positioning in the current environment.

Gary Russell, CFA
John D. Ryan
Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/16	12/31/15

Government & Agency Obligations	41%	18%
Corporate Bonds	20%	47%
Exchange-Traded Funds	11%	—
Collateralized Mortgage Obligations	10%	13%
Loan Participations and Assignments	5%	4%
Cash Equivalents	5%	3%
Commercial Mortgage-Backed Securities	5%	2%
Short-Term U.S. Treasury Obligations	2%	2%
Asset-Backed	1%	2%
Common Stocks	0%	1%
Convertible Bond	0%	0%
Put Options Purchased	0%	0%
Mortgage-Backed Security Pass-Throughs	—	8%
	100%	100%

Quality (Excludes Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	12/31/16	12/31/15

AAA	41%	32%
AA	1%	0%
A	9%	4%
BBB	31%	14%
BB	9%	29%
B	3%	16%
CCC or Below	6%	3%
Not Rated	—	2%
	100%	100%

Interest Rate Sensitivity	12/31/16	12/31/15

Effective Maturity	7.2 years	7.6 years
Effective Duration	4.6 years	3.5 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 19.7%
Consumer Discretionary 1.6%
Ally Financial, Inc., 5.75%, 11/20/2025		30,000	29,925
Charter Communications Operating LLC:
3.579%, 7/23/2020		20,000	20,405
4.908%, 7/23/2025		10,000	10,539
Churchill Downs, Inc., 5.375%, 12/15/2021		15,000	15,563
Cox Communications, Inc., 144A, 3.35%, 9/15/2026		10,000	9,549
CVS Health Corp., 5.125%, 7/20/2045		30,000	33,434
Ford Motor Co., 5.291%, 12/8/2046		15,000	15,195
General Motors Co., 6.6%, 4/1/2036		15,000	17,145
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		15,000	14,960
3.2%, 7/13/2020		50,000	50,150
3.2%, 7/6/2021		25,000	24,792
The Gap, Inc., 5.95%, 4/12/2021		80,000	84,187
Time Warner, Inc., 3.8%, 2/15/2027		40,000	39,773
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		20,000	20,556
			386,173
Consumer Staples 1.6%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		30,000	32,426
Kraft Heinz Foods Co., 4.375%, 6/1/2046		140,000	131,737
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	215,000
Molson Coors Brewing Co., 4.2%, 7/15/2046		15,000	13,985
			393,148
Energy 5.3%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021 (b)		10,000	10,722
5.55%, 3/15/2026 (b)		10,000	11,193
ConocoPhillips Co., 4.15%, 11/15/2034		20,000	19,549
Enbridge, Inc., 5.5%, 12/1/2046		35,000	37,451
Encana Corp., 5.15%, 11/15/2041		50,000	45,373
Energy Transfer Partners LP, 5.95%, 10/1/2043		10,000	10,306
Halliburton Co., 4.85%, 11/15/2035		10,000	10,546
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042		20,000	18,634
6.375%, 3/1/2041		10,000	10,848
Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		250,000	278,125
Marathon Oil Corp., 5.2%, 6/1/2045		50,000	47,128
Noble Holding International Ltd., 5.25%, 3/16/2018		10,000	9,975
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		200,000	210,457
Petroleos Mexicanos:
144A, 4.625%, 9/21/2023		215,000	209,152
144A, 5.375%, 3/13/2022		86,000	88,062
		Principal Amount ($)(a)	Value ($)

Plains All American Pipeline LP:
2.85%, 1/31/2023		25,000	23,633
4.3%, 1/31/2043		5,000	4,143
4.5%, 12/15/2026		165,000	167,384
Regency Energy Partners LP, 4.5%, 11/1/2023		20,000	20,294
Shell International Finance BV, 4.0%, 5/10/2046		15,000	14,344
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		20,000	19,310
Valero Energy Corp., 3.4%, 9/15/2026		25,000	23,950
Valero Energy Partners LP, 4.375%, 12/15/2026		10,000	10,090
			1,300,669
Financials 5.0%
Akbank TAS, 144A, 5.0%, 10/24/2022		200,000	190,000
Apollo Investment Corp., 5.25%, 3/3/2025		30,000	29,195
Ares Capital Corp., 3.625%, 1/19/2022		20,000	19,389
Bank of America Corp., 3.5%, 4/19/2026		20,000	19,733
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		120,000	123,970
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		10,000	9,864
Branch Banking & Trust Co., 1.45%, 5/10/2019		20,000	19,777
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	261,250
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		250,000	255,000
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		30,000	29,097
FS Investment Corp., 4.75%, 5/15/2022		40,000	39,886
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		20,000	18,883
Legg Mason, Inc., 5.625%, 1/15/2044		20,000	19,476
Loews Corp., 4.125%, 5/15/2043		20,000	19,188
Manulife Financial Corp., 5.375%, 3/4/2046		25,000	28,521
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	9,172
Morgan Stanley, 3.125%, 7/27/2026		20,000	19,107
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		20,000	20,827
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		20,000	19,531
The Goldman Sachs Group, Inc.:
3.5%, 11/16/2026		10,000	9,770
3.75%, 2/25/2026		20,000	20,059
Voya Financial, Inc., 4.8%, 6/15/2046		15,000	14,581
Wells Fargo & Co., 3.0%, 10/23/2026		35,000	33,334
			1,229,610
		Principal Amount ($)(a)	Value ($)

Health Care 1.2%
Abbott Laboratories:
2.9%, 11/30/2021		60,000	59,829
4.9%, 11/30/2046		60,000	61,580
AbbVie, Inc., 4.7%, 5/14/2045		5,000	4,906
Actavis Funding SCS, 4.75%, 3/15/2045		10,000	9,817
Aetna, Inc., 4.375%, 6/15/2046		15,000	15,062
Celgene Corp., 5.0%, 8/15/2045		10,000	10,397
Gilead Sciences, Inc., 4.15%, 3/1/2047		15,000	14,247
Mylan NV, 144A, 5.25%, 6/15/2046		25,000	23,057
Pfizer, Inc.:
4.0%, 12/15/2036		15,000	15,368
4.125%, 12/15/2046		5,000	5,086
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026		39,000	36,439
Stryker Corp., 4.625%, 3/15/2046		10,000	10,197
UnitedHealth Group, Inc.:
3.45%, 1/15/2027		15,000	15,238
4.2%, 1/15/2047		25,000	25,288
			306,511
Industrials 0.3%
CSX Corp., 4.25%, 11/1/2066		10,000	9,126
FedEx Corp., 4.55%, 4/1/2046		15,000	15,116
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		20,000	19,674
Roper Technologies, Inc., 3.8%, 12/15/2026		20,000	20,154
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027		15,000	14,173
			78,243
Information Technology 0.8%
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026		20,000	18,982
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		100,000	103,474
144A, 8.1%, 7/15/2036		20,000	23,792
NVIDIA Corp.:
2.2%, 9/16/2021		15,000	14,642
3.2%, 9/16/2026		15,000	14,422
Seagate HDD Cayman, 5.75%, 12/1/2034		30,000	25,575
			200,887
Materials 2.7%
CF Industries, Inc., 144A, 4.5%, 12/1/2026		5,000	4,914
Equate Petrochemical BV, 144A, 4.25%, 11/3/2026		200,000	190,856
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		10,000	10,225
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (b)		150,000	149,250
Potash Corp. of Saskatchewan, Inc., 4.0%, 12/15/2026		30,000	30,190
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		295,000	283,200
			668,635
Real Estate 1.0%
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		20,000	18,747
(REIT), 5.25%, 12/1/2023		40,000	39,331
(REIT), 5.95%, 12/15/2026		40,000	40,264
Crown Castle International Corp., (REIT), 5.25%, 1/15/2023		15,000	16,144
		Principal Amount ($)(a)	Value ($)

Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		60,000	63,343
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		30,000	30,398
Select Income REIT, (REIT), 4.15%, 2/1/2022		30,000	29,708
			237,935
Telecommunication Services 0.1%
AT&T, Inc., 4.5%, 5/15/2035		25,000	24,154
Verizon Communications, Inc., 4.672%, 3/15/2055		15,000	14,087
			38,241
Utilities 0.1%
Electricite de France SA, 144A, 4.75%, 10/13/2035		25,000	25,082
Southern Power Co., Series F, 4.95%, 12/15/2046		7,000	6,821
			31,903
Total Corporate Bonds (Cost $4,882,336)			4,871,955

Asset-Backed 1.0%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		27,496	27,416
Miscellaneous 0.9%
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		87,300	89,043
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		139,635	137,871
			226,914
Total Asset-Backed (Cost $259,285)			254,330

Commercial Mortgage-Backed Securities 4.7%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.191%**, 12/15/2040		250,000	249,687
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		110,000	114,542
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,681	494,094
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		170,000	170,953
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,023
Total Commercial Mortgage-Backed Securities (Cost $1,163,650)			1,159,299

Collateralized Mortgage Obligations 10.0%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.984%**, 2/25/2034		55,240	54,509
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.516%**, 12/25/2035		74,644	75,469
		Principal Amount ($)(a)	Value ($)

Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		45,936	45,530
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.734%**, 9/25/2028		178,900	180,760
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		601,009	35,424
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		217,399	19,956
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		562,529	111,875
"DZ", Series 4253, 4.75%, 9/15/2043		1,152,557	1,185,407
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		40,246	2,204
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		64,284	3,301
"JS", Series 3572, Interest Only, 6.096%***, 9/15/2039		350,891	49,897
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		125,927	24,894
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		7,630	73
"SI", Series 2007-23, Interest Only, 6.014%***, 3/25/2037		170,282	25,803
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		1,404,147	177,530
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		184,558	27,745
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		343,946	65,454
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		55,867	10,062
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		175,475	34,740
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		182,369	32,701
"AI", Series 2007-38, Interest Only, 5.753%***, 6/16/2037		50,144	7,255
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		175,711	30,253
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.912%**, 4/25/2036		185,825	170,922
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 3.264%**, 10/25/2033		41,713	41,549
Wells Fargo Mortgage-Backed Securities Trust, "2A3",Series 2004-EE, 3.035%**, 12/25/2034		57,693	57,032
Total Collateralized Mortgage Obligations (Cost $2,380,371)			2,470,345

Government & Agency Obligations 39.9%
Other Government Related (c) 5.6%
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		400,000	397,766
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	199,240
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		250,000	246,473
		Principal Amount ($)(a)	Value ($)

Vnesheconombank, 144A, 6.902%, 7/9/2020		500,000	540,150
			1,383,629
Sovereign Bonds 9.8%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	103,957
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	102,147
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		700,000	655,844
Mexican Udibonos, Series S, 2.0%, 6/9/2022	MXN	2,683,951	125,696
Republic of Argentina- Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	170
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	45,004
Republic of Portugal, 144A, 5.125%, 10/15/2024		100,000	96,750
Republic of Slovenia, 144A, 5.5%, 10/26/2022		100,000	110,498
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		500,000	492,383
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	16,345,600	699,638
			2,432,087
U.S. Treasury Obligations 24.5%
U.S. Treasury Bond, 2.25%, 8/15/2046		10,000	8,408
U.S. Treasury Notes:
0.75%, 10/31/2017 (d)		730,000	729,344
0.75%, 7/15/2019		25,000	24,637
1.5%, 5/31/2019		232,600	233,672
1.625%, 12/31/2019		109,000	109,537
1.625%, 2/15/2026		5,130,000	4,793,344
1.625%, 5/15/2026		155,000	144,537
			6,043,479
Total Government & Agency Obligations (Cost $10,167,833)			9,859,195

Short-Term U.S. Treasury Obligations 1.5%
U.S. Treasury Bills:
0.4%****, 2/9/2017 (e)		15,000	14,993
0.56%****, 6/1/2017 (e)		365,000	364,058
Total Short-Term U.S. Treasury Obligations (Cost $379,136)			379,051

Loan Participations and Assignments 5.1%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		102,375	102,503
Calpine Corp., Term Loan B5, 3.75%, 1/15/2024		192,075	193,287
DaVita HealthCare Partners, Inc., Term Loan B, 3.52%, 6/24/2021		68,250	69,052
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		73,333	74,403
Level 3 Financing, Inc., Term Loan B2, 3.5%, 5/31/2022		60,000	60,812
		Principal Amount ($)(a)	Value ($)

MacDermid, Inc., Term Loan, 5.0%, 6/7/2023		74,113	75,206
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		250,130	244,034
NRG Energy, Inc., Term Loan B, 3.749%, 6/30/2023		115,160	116,497
Quebecor Media, Inc., Term Loan B1, 3.402%, 8/17/2020		87,075	87,365
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 5.0%, 2/13/2019		132,992	133,125
Term Loan B, 5.25%, 12/11/2019		112,212	112,222
Total Loan Participations and Assignments (Cost $1,267,176)			1,268,506

Convertible Bond 0.6%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $130,558)		132,085	135,110

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	26	699
Materials 0.0%
GEO Specialty Chemicals, Inc.*	13,196	5,182
Total Common Stocks (Cost $19,933)		5,881

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $17,432)	85	386

Exchange-Traded Funds 10.4%
iShares iBoxx $ High Yield Corporate Bond ETF	15,000	1,298,250
SPDR Bloomberg Barclays High Yield Bond ETF (b)	35,000	1,275,750
Total Exchange-Traded Funds (Cost $2,514,600)		2,574,000

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	1,500,000	0
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	1,400,000	0
Total Call Options Purchased (Cost $127,165)		0

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	1,500,000	4,655
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	1,400,000	10,603
Total Put Options Purchased (Cost $98,573)		15,258

	Shares	Value ($)

Securities Lending Collateral 5.9%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (f) (g) (Cost $1,464,323)	1,464,323	1,464,323

Cash Equivalents 4.8%
Deutsche Central Cash Management Government Fund, 0.49% (f) (Cost $1,190,393)	1,190,393	1,190,393

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,062,764)†	103.7	25,648,032
Other Assets and Liabilities, Net	(3.7)	(924,557)
Net Assets	100.0	24,723,475

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2016.

*** These securities are shown at their current rate as of December 31, 2016.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $26,064,148. At December 31, 2016, net unrealized depreciation for all securities based on tax cost was $416,116. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $402,684 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $818,800.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $1,430,865, which is 5.8% of net assets.

(c) Government-backed debt issued by financial companies or government-sponsored enterprises.

(d) At December 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) At December 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2016 is 1.00%.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

At December 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	3/22/2017	32	3,977,000	(26,568)
Ultra Long U.S. Treasury Bond	USD	3/22/2017	26	4,166,500	(75,658)
Total unrealized depreciation					(102,226)

At December 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	3/22/2017	1	134,063	1,271

At December 31, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (h)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[1]	2/1/2017	50,400	(8)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[2]	2/1/2017	50,631	(2)
Total Call Options				101,031	(10)
Put Options Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[1]	2/1/2017	50,400	(53,696)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[2]	2/1/2017	50,631	(61,851)
Total Put Options				101,031	(115,547)
Total				202,062	(115,557)

(h) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2016 was $86,505.

At December 31, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swap
Expiration Date	Notional Amount ($) (i)	Currency	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	2,800,000	USD	5.0%	Markit CDX North America High Yield Index	200,667	89,749

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3/16/2016 3/16/2017	1,000,000	Floating — 3-Month LIBOR	Fixed — 1.0%	2,544	2,389
12/16/2015 9/18/2017	3,600,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(26,408)	(27,563)
12/16/2015 9/16/2020	2,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	41,940	42,632
3/16/2016 3/16/2025	4,100,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(25,038)	(9,962)
12/16/2015 9/16/2025	3,000,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(108,473)	(94,059)
12/16/2015 9/17/2035	200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(12,863)	(9,074)
12/16/2015 9/18/2045	500,000	Floating — 3-Month LIBOR	Fixed — 2.998%	44,942	29,389
7/13/2016 7/13/2046	1,500,000	Fixed — 2.22%	Floating — 3-Month LIBOR	101,559	129,319
12/21/2016 12/21/2046	1,300,000	Fixed — 2.25%	Floating — 3-Month LIBOR	103,717	227,450
Total net unrealized appreciation					290,521

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 BNP Paribas

As of December 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	547,536	ZAR	7,800,000	1/17/2017	18,503	Goldman Sachs & Co.
MXN	7,500,000	USD	400,791	1/26/2017	40,478	Barclays Bank PLC
MXN	7,500,000	USD	368,668	2/14/2017	9,143	Barclays Bank PLC
USD	237,153	MXN	4,960,000	2/21/2017	430	JPMorgan Chase Securities, Inc.
MXN	14,869,812	USD	721,460	2/21/2017	9,200	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					77,754

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
ZAR	7,800,000	USD	535,314	1/17/2017	(30,725)	Citigroup, Inc.
USD	390,867	MXN	7,500,000	1/26/2017	(30,554)	Citigroup, Inc.
USD	375,158	MXN	7,500,000	2/14/2017	(15,633)	Citigroup, Inc.
MXN	2,590,000	USD	123,859	2/28/2017	(79)	Toronto-Dominion Bank
Total unrealized depreciation					(76,991)

Currency Abbreviations
ARS Argentine Peso HUF Hungarian Forint IDR Indonesian Rupiah MXN Mexican Peso USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 4,871,955	$ —	$ 4,871,955
Asset-Backed	—	254,330	—	254,330
Commercial Mortgage-Backed Securities	—	1,159,299	—	1,159,299
Collateralized Mortgage Obligations	—	2,470,345	—	2,470,345
Government & Agency Obligations	—	9,859,195	—	9,859,195
Short-Term U.S. Treasury Obligations	—	379,051	—	379,051
Loan Participations and Assignments	—	1,268,506	—	1,268,506
Convertible Bond	—	—	135,110	135,110
Common Stocks	699	—	5,182	5,881
Warrant	—	—	386	386
Exchange-Traded Funds	2,574,000	—	—	2,574,000
Short-Term Investments (j)	2,654,716	—	—	2,654,716
Derivatives (k) Purchased Options	—	15,258	—	15,258
Futures Contracts	1,271	—	—	1,271
Credit Default Swap Contracts	—	89,749	—	89,749
Interest Rate Swap Contracts	—	431,179	—	431,179
Forward Foreign Currency Exchange Contracts	—	77,754	—	77,754
Total	$ 5,230,686	$ 20,876,621	$ 140,678	$ 26,247,985
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k) Futures Contracts	$ (102,226)	$ —	$ —	$ (102,226)
Written Options	—	(115,557)	—	(115,557)
Interest Rate Swap Contracts	—	(140,658)	—	(140,658)
Forward Foreign Currency Exchange Contracts	—	(76,991)	—	(76,991)
Total	$ (102,226)	$ (333,206)	$ —	$ (435,432)

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $23,408,048) — including $1,430,865 of securities loaned	$ 22,993,316
Investments in Government & Agency Securities Portfolio (cost $1,464,323)*	1,464,323
Investment in Deutsche Central Cash Management Government Fund (cost $1,190,393)	1,190,393
Total investments in securities, at value (cost $26,062,764)	25,648,032
Cash	12,359
Foreign currency, at value (cost $739,089)	708,130
Receivable for investments sold	860
Receivable for Fund shares sold	3,504
Dividends receivable	6,357
Interest receivable	191,549
Receivable for variation margin on futures	37,605
Unrealized appreciation on forward foreign currency exchange contracts	77,754
Foreign taxes recoverable	560
Other assets	857
Total assets	$ 26,687,567
Liabilities
Payable upon return of securities loaned	1,464,323
Payable for investments purchased	125,070
Payable for Fund shares redeemed	95
Payable for variation margin on centrally cleared swaps	53,515
Options written, at value (premiums received $202,062)	115,557
Unrealized depreciation on forward foreign currency exchange contracts	76,991
Accrued management fee	10,922
Accrued Trustees' fees	1,132
Other accrued expenses and payables	116,487
Total liabilities	1,964,092
Net assets, at value	$ 24,723,475
Net Assets Consist of
Undistributed net investment income	148,268
Net unrealized appreciation (depreciation) on: Investments	(414,732)
Swap contracts	380,270
Futures	(100,955)
Foreign currency	(30,549)
Written options	86,505
Accumulated net realized gain (loss)	(4,975,337)
Paid-in capital	29,630,005
Net assets, at value	$ 24,723,475
Class A Net Asset Value, offering and redemption price per share ($24,723,745 ÷ 2,560,974 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.65

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $605)	$ 678,099
Dividends	95,073
Income distributions — Deutsche Central Cash Management Government Fund	17,290
Securities lending income, net of borrower rebates	8,298
Other income	15,727
Total income	814,487
Expenses: Management fee	156,092
Administration fee	28,380
Services to shareholders	709
Custodian fee	27,778
Professional fees	81,043
Reports to shareholders	22,596
Trustees' fees and expenses	3,116
Pricing service fee	28,901
Other	21,951
Total expenses before expense reductions	370,566
Expense reductions	(177,038)
Total expenses after expense reductions	193,528
Net investment income	620,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,372,990)
Swap contracts	(259,273)
Futures	(272,260)
Written options	295
Foreign currency	178,192
(1,726,036)
Change in net unrealized appreciation (depreciation) on: Investments	1,272,709
Swap contracts	542,144
Futures	(59,307)
Written options	(63,342)
Foreign currency	(399,876)
1,292,328
Net gain (loss)	(433,708)
Net increase (decrease) in net assets resulting from operations	$ 187,251

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 620,959	$ 1,762,667
Net realized gain (loss)	(1,726,036)	(2,050,038)
Change in net unrealized appreciation (depreciation)	1,292,328	(941,379)
Net increase (decrease) in net assets resulting from operations	187,251	(1,228,750)
Distributions to shareholders from: Net investment income: Class A	(2,341,380)	(2,026,151)
Total distributions	(2,341,380)	(2,026,151)
Fund share transactions: Class A Proceeds from shares sold	1,180,584	1,567,297
Reinvestment of distributions	2,341,380	2,026,151
Payments for shares redeemed	(9,433,108)	(21,135,428)
Net increase (decrease) in net assets from Class A share transactions	(5,911,144)	(17,541,980)
Increase (decrease) in net assets	(8,065,273)	(20,796,881)
Net assets at beginning of period	32,788,748	53,585,629
Net assets at end of period (including undistributed net investment income of $148,268 and $1,922,375, respectively)	$ 24,723,475	$ 32,788,748
Other Information
Class A Shares outstanding at beginning of period	3,142,272	4,786,192
Shares sold	115,644	142,362
Shares issued to shareholders in reinvestment of distributions	245,171	184,028
Shares redeemed	(942,113)	(1,970,310)
Net increase (decrease) in Class A shares	(581,298)	(1,643,920)
Shares outstanding at end of period	2,560,974	3,142,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.43	$ 11.20	$ 11.53	$ 12.60	$ 11.90
Income (loss) from investment operations: Net investment income[a]	.22	.40	.49	.49	.57
Net realized and unrealized gain (loss)	(.17)	(.72)	(.23)	(.59)	.92
Total from investment operations	.05	(.32)	.26	(.10)	1.49
Less distributions from: Net investment income	(.83)	(.45)	(.59)	(.62)	(.76)
Net realized gains	—	—	—	(.35)	(.03)
Total distributions	(.83)	(.45)	(.59)	(.97)	(.79)
Net asset value, end of period	$ 9.65	$ 10.43	$ 11.20	$ 11.53	$ 12.60
Total Return (%)[b]	.50	(3.02)	2.23	(1.04)	13.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	33	54	61	73
Ratio of expenses before expense reductions (%)	1.31	1.15	1.08	1.02	.99
Ratio of expenses after expense reductions (%)	.68	.70	.77	.74	.77
Ratio of net investment income (%)	2.19	3.67	4.23	4.16	4.72
Portfolio turnover rate (%)	159	185	185	183	164
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 164,223	$ —	$ —	$ —	$ 164,223
Exchange-Traded Funds	1,300,100	—	—	—	1,300,100
Total Borrowings	$1,464,323	$ —	$ —	$ —	$1,464,323
Gross amount of recognized liabilities for securities lending transactions					$1,464,323

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $5,075,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,624,000) and long-term losses ($2,451,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 180,712
Capital loss carryforwards	$ (5,075,000)
Unrealized appreciation (depreciation) on investments	$ (416,116)

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 2,341,380	$ 2,026,151

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $14,400,000 to $17,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $7,618,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $2,800,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended December 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of December 31, 2016 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in purchased option contracts had a total value generally indicative of a range from approximately $15,000 to $223,000, and written option contracts had a total value generally indicative of a range from approximately $116,000 to $438,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $8,144,000 to $14,004,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $4,285,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2016, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2016, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,516,000 to $11,487,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $427,000 to $11,598,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $618,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 15,258	$ —	$ 431,179	$ 1,271	$ 447,708
Credit Contracts (b)	—	—	89,749	—	89,749
Foreign Exchange Contracts (c)	—	77,754	—	—	77,754
	$ 15,258	$ 77,754	$ 520,928	$ 1,271	$ 615,211

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (115,557)	$ —	$ (140,658)	$ (102,226)	$ (358,441)
Foreign Exchange Contracts (c)	—	(76,991)	—	—	(76,991)
	$ (115,557)	$ (76,991)	$ (140,658)	$ (102,226)	$ (435,432)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (64,155)	$ 295	$ —	$ (143,507)	$ (272,260)	$ (479,627)
Credit Contracts (a)	—	—	—	(115,766)	—	(115,766)
Foreign Exchange Contracts (b)	—	—	177,785	—	—	177,785
	$ (64,155)	$ 295	$ 177,785	$ (259,273)	$ (272,260)	$ (417,608)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 12,405	$ (63,342)	$ —	$ 420,114	$ (59,307)	$ 309,870
Credit Contracts (a)	—	—	—	122,030	—	122,030
Foreign Exchange Contracts (b)	—	—	(401,250)	—	—	(401,250)
	$ 12,405	$ (63,342)	$ (401,250)	$ 542,144	$ (59,307)	$ 30,650

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 49,621	$ —	$ —	$ 49,621
BNP Paribas	10,603	(10,603)	—	—
JPMorgan Chase Securities, Inc.	14,285	(14,285)	—	—
Goldman Sachs & Co.	18,503	—	—	18,503
	$ 93,012	$ (24,888)	$ —	$ 68,124
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$ 61,853	$ (10,603)	$ —	$ 51,250
Citigroup, Inc.	76,912	—	—	76,912
JPMorgan Chase Securities, Inc.	53,704	(14,285)	—	39,419
Toronto-Dominion Bank	79	—	—	79
	$ 192,548	$ (24,888)	$ —	$ 167,660

C. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $30,753,055 and $43,011,995, respectively. Purchases and sales of U.S. Treasury obligations aggregated $7,101,469 and $4,061,054, respectively.

For the year ended December 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	7,100,000	$ 305,407
Options bought back	(1,500,000)	(28,800)
Options exercised	(1,500,000)	(28,200)
Options expired	(1,300,000)	(46,345)
Outstanding, end of period	2,800,000	$ 202,062

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.68%.

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.67%.

For the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $177,038.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $28,380, of which $2,107 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC aggregated $131, of which $33 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,217, of which $7,122 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $682.

E. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At December 31, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 42%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Unconstrained Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Unconstrained Income VIP (one of the funds constituting Deutsche Variable Series II) (the Fund) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Unconstrained Income VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2017

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016
Actual Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$ 992.80
Expenses Paid per $1,000*	$ 3.41
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/16	$1,000.00
Ending Account Value 12/31/16	$1,021.72
Expenses Paid per $1,000*	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Unconstrained Income VIP	.68%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Unconstrained Income VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013–December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013–December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2UI-2 (R-025836-6  2/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche variable Series II
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$644,583	$0	$73,288	$0
2015	$644,583	$0	$73,288	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$449,529	$0
2015	$0	$563,986	$1,789,233

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$73,288	$449,529	$595,469	$1,118,286
2015	$73,288	$2,353,219	$880,336	$3,306,843

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 14, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 14, 2017